UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1616 N. Litchfield Rd, Suite 165, Goodyear, AZ 85395

(Address of principal executive offices)

(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110,  Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

623-266-4567

Date of fiscal year end:

8/31

Date of reporting period: 8/31/13

Item 1.  Reports to Stockholders.

Class I Shares

Annual Report
As Of August 31, 2013

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 5
Schedules of Investments	Page 32
Statements of Assets and Liabilities	Page 67
Statements of Operations	Page 70
Statements of Changes in Net Assets	Page 73
Notes to Financials	Page 78
Financial Highlights	Page 94
Report of Independent Registered Public Accounting Firm	Page 101
Supplemental Information	Page 102
Privacy Notice	Page 110

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President, Assistant Secretary,
Treasurer & Chief Financial Officer
James S. Vitalie	Vice President
Michael J. Wagner	Chief Compliance Officer
Rose Anne Casaburri	Assistant Secretary
Aaron J. Smith	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Northern Lights Distributors, LLC
1616 N. Litchfield Rd., Suite 165	17605 Wright Street, Suite 2
Goodyear, Arizona 85395	Omaha, Nebraska 68130

Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	BNY Mellon Corp.
17605 Wright Street, Suite 2	1 Wall Street, 25th Floor
Omaha, Nebraska 68130	New York, New York 10286

Administrator & Fund Accounting Agent	Custody Administrator
Gemini Fund Services, LLC	Gemini Fund Services, LLC
80 Arkay Drive, Suite 110	80 Arkay Drive, Suite 110
Hauppauge, New York 11788	Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Annual Report to Shareholders

October 23, 2013

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”). This report covers the twelve months from September 1, 2012 through August 31, 2013.

FIVE PRINCIPLES OF SOUND INVESTING

In light of recent stock market volatility, many investors are questioning what they should do with their investments going forward. Let’s revisit some sound investment principles that can help you traverse both rising and falling markets.

1.	A well-designed asset allocation strategy can be the anchor for many successful investors. Establish an asset allocation strategy (for example, a strategy to diversify your assets amongst stock, bond and money market mutual funds) that you will be comfortable with in both advancing and declining markets. A sensible asset allocation strategy should take into consideration your: investment objectives, tolerance for risk, income needs and investment time horizon. Review your asset allocation strategy with your financial advisor. If you have implemented an asset allocation strategy that you are comfortable with, then don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy – consider remaining anchored. Remember, it is normal to lose money during various time periods when you invest in stocks and bonds; this is part of the price that investors pay to try to potentially earn higher rates of return over the long haul than they might earn if they place money in investments that don’t fluctuate in value.

2.	Many successful investors put professional money managers on their investment teams. We are proud to be able to offer you the ability to access multiple investment asset classes through the Saratoga Advantage Trust’s portfolios. The Trust’s portfolios are managed by some of the world’s leading institutional investment advisory firms. These are the same investment advisory firms that manage money for some of the largest corporations, pension plans and foundations. Each of the advisors has been selected on the basis of their: research capabilities, long-term investment performance, organizational stability, investment philosophy, and other key factors. The Trust’s diversity of portfolio structure is designed to give you the opportunity to more efficiently implement your asset allocation strategy to create a balanced portfolio in accordance with your investment goals and objectives. For your serious, “core” assets, why not let full-time investment professionals purchase and sell securities on your behalf?

3.	Stay focused on your long-term investment goals. Monitor your investment results on a regular basis to determine if your long-term investment objectives are being met. When reviewing the performance of the portfolios of the Trust, and the performance of money managers in general, please remember that it is not unusual for managers’ returns to vary significantly from their benchmark indices over short-term measurement periods such as several quarters. In fact, the more volatile the style of management the more likely it is to have significant deviations from the index it is being measured against over short-term measurement periods.

4.	Consider adding money to your investment portfolio when it declines in value. Of course, no one can tell you for sure when a market has reached bottom, and there is no guarantee that an investment will rise after a decline. It takes courage to be a successful investor.

5.	Be disciplined and patient with your investment strategy. Successful investing requires both discipline and patience.

ECONOMIC OVERVIEW

As measured by the Gross Domestic Product (GDP), the United States (U.S.) economy advanced by an annualized rate of 2.5% during the second quarter of 2013. The U.S. economy has been expanding for approximately 16 quarters, from its last recessed quarter in June of 2009. From March 1960 to June 2013, GDP expansions have averaged 25 quarters. Three of the seven expansions during this period lasted over 30 quarters. The current economic expansion is aging but could still have legs.

While overall economic growth has been moderate, it has provided a good environment for many corporations to grow earnings. As reported by S&P Dow Jones Indices LLC, Standard and Poor’s 500 (S&P 500) earnings reached a record annual high of $90.95 during June 2013 ($90.95 is the sum of the most recent four quarters), up from a cycle low of $6.86 in March 2009. The Price-to-Earnings ratio (PE) is calculated by dividing the current price of the S&P 500 by its annual earnings. The PE is a matrix that many investors use to evaluate if the current level of the stock market is fairly valued. The PE of the S&P 500 at the end of June 2013 was approximately 17.66 (June 2013 is the last actual earnings report), slightly under its historic average of roughly 18.72 from March 1960 to June 2013. Some key catalysts that can lead to fluctuations in the PE are the direction and level of interest rates, and inflation. When investors believe that the future will provide a good economic environment for earnings growth, they are more likely to pay a premium for stocks, thus the PE may rise to the high-end of its range.

At the September 18, 2013 Federal Reserve (Fed) Open Market Committee meeting, the Fed released the following statement in part: “Taking into account the extent of federal fiscal retrenchment, the Committee sees the improvement in economic activity and labor market conditions since it began its asset purchase program a year ago as consistent with growing underlying strength in the broader economy. However, the Committee decided to await more evidence that progress will be sustained before adjusting the pace of its purchases. Accordingly, the Committee decided to continue purchasing additional agency mortgage-backed securities at a pace of $40 billion per month and longer-term Treasury securities at a pace of $45 billion per month. Taken together, these actions should maintain downward pressure on longer-term interest rates, support mortgage markets, and help to make broader financial conditions more accommodative, which in turn should promote a stronger economic recovery and help to ensure that inflation, over time, is at the rate most consistent with the Committee’s dual mandate.”

We believe the Fed will continue in its attempt to support economic growth as long as inflation is moderate and the unemployment rate is above a level that it believes could foster sustained economic growth.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Saratoga portfolio was formed to represent a single asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.

Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions, and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards against which to measure the portfolios, in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, everyday, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of each of the Trust’s portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs. Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

The S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA.

2709-NLD-11/1/2013

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by: M.D. Sass Investor Services, Inc., New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Year Ended August 31, 2013
		Class I
Inception:	9/1/94 — 8/31/13*	5.70%
Ten Year:	9/1/03 — 8/31/13*	3.14%
Five Year:	9/1/08 — 8/31/13*	5.75%
One Year:	9/1/12 — 8/31/13	24.18%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 30, 2012 is 1.56%.

PORTFOLIO ADVISOR COMMENTARY

The Portfolio produced strong performance during the fiscal year ended August 31, 2013, led by positions in the health care and industrial sectors. Actavis (4.53%) and Chicago Bridge & Iron (2.99%) were the top two performers during the Portfolio’s fiscal year with both stocks increasing by 63%. Actavis continues to benefit from the favourable secular trend towards generics and benefits from the potentially accretive acquisition of Warner Chilcott (0.00%) by year end which strengthens our expectations for above-consensus, double-digit earnings per share (“EPS”) growth over the coming years. In our view, Chicago Bridge & Iron continues to be well positioned to benefit from the changing energy and chemical landscape brought on by new drilling/production technologies targeting oil & gas shale plays in North America. The potential for large orders in the liquefied natural gas and petrochemicals markets over the next few years is expected to drive continued double-digit EPS growth.

We continue to believe that this bull market and economic recovery has a long runway to go. After the mid-2009 trough of the Great Recession, the U.S. economic outlook has continued to gradually improve. The massive liquidity driven market in 2013 has resulted in a normalization of price-to-earnings multiples to slightly above average historical levels. However, we believe that the carefully selected stocks in the Portfolio still offer attractive upside potential, especially in the context of our expectation of another 3+ years of economic expansion and stock gains. Fundamental drivers for a continued stock bull market include: 1) unprecedented global monetary stimulus, 2) declining macro tail risks, 3) sustained economic expansion, and 4) improving confidence and low inflation.

Most recently the Portfolio has added positions in Sinclair Broadcasting (3.09%), JP Morgan (2.62%), and US Airways (3.29%).

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/13. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Actavis, Inc.	4.5%
Mylan, Inc.	4.4%
Shire PLC	4.3%
Penn National Gaming, Inc.	3.9%
eBay, Inc.	3.8%
Prudential Financial, Inc.	3.7%
FMC Corp.	3.7%
Sanofi - ADR	3.7%
Schlumberger Ltd.	3.6%
McKesson Corp.	3.4%

*	Based on total net assets as of August 31, 2013

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Value Average (“Large Value Average”), as of August 31, 2013, consisted of 1,213 mutual funds comprised of large market capitalization value stocks. The Large Value Average is not managed and it is not possible to invest directly in the Large Value Average.

The S&P 500/Citigroup Value Index, is broad, unmanaged-capitalization weighted index which is the successor to the S&P 500/BARRA Value Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investor may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2013
		Class I
Inception:	9/1/94 — 8/31/13*	6.52%
Ten Year:	9/1/03 — 8/31/13*	7.28%
Five Year:	9/1/08 — 8/31/13*	8.34%
One Year:	9/1/12 — 8/31/13	22.17%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 30, 2012 is 1.58%.

PORTFOLIO ADVISOR COMMENTARY

We take a private equity approach to investing with a long-term, fundamental and bottom-up approach. Our objective is to invest in high quality businesses with sustainable competitive advantages and profitable growth when they trade at significant discounts to intrinsic value.

For the fiscal year ended August 31, 2013, the Saratoga Large Capitalization Growth Portfolio posted a very strong absolute return. Stock selection was the primary driver of returns, with particular strength coming from information technology. Stock selection in the health care and industrials sectors detracted from performance, although the impact was not significant.

The largest contributors to performance included Facebook (4.66%), Lowe’s (5.16%) and Visa (4.79%). Facebook’s revenue has been accelerating over the past several quarters, and shares benefitted more recently from strong second quarter results that were above expectations. Continuing success with its mobile initiatives is a key driver.

The largest detractors to performance during the fiscal year included Blue Nile (0.00%) and Varian (2.24%). These were the only two names to contribute negatively to the Portfolio’s return, but the impact was minimal. Blue Nile reported below expectation earnings during the fiscal year. The poor performance was related to weaker growth in their non-engagement jewelry business which was impacted by a product assortment issue and weaker spending by consumers.

During the fiscal year, we added to the Portfolio’s positions in select companies where short-term concerns created opportunities for us, including Facebook, Autodesk (2.99%) and SAB Miller (1.93%). We also initiated new positions in Varian Medical (2.24%) and Monster Beverage (2.27%). We believe that these companies have strong and durable competitive advantages with secular growth drivers and low embedded expectations, creating long-term investment opportunities. We sold Blue Nile from the Portfolio as new purchases had what we perceived to be more attractive risk-reward profiles.

Finally, as of the fiscal year end, the Portfolio had overweight positions in the information technology and consumer staples sectors, with underweights in consumer discretionary, energy, and health care.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/13. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
 AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Google, Inc.	6.9%
Cisco Systems, Inc.	5.8%
Amazon.com, Inc.	5.7%
Visa, Inc.	4.8%
Facebook, Inc.	4.7%
QUALCOMM, Inc.	4.6%
Oracle Corp.	4.6%
Zimmer Holdings, Inc.	4.2%
United Parcel Service, Inc.	4.0%
American Express Co.	3.8%

*	Based on total net assets as of August 31, 2013

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Growth Average (“Large Growth Average”), as of August 31, 2013, consisted of 1,725 mutual funds comprised of large market capitalization growth stocks. The Large Growth Average is not managed and it is not possible to invest directly in the Large Growth Average.

The S&P 500/Citigroup Growth Index, is broad, unmanaged-capitalization weighted index which is the successor to the S&P 500/BARRA Growth Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investor may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

Advised by: Vaughn Nelson Investment Management, L.P., Houston, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2013
		Class I
Inception:	1/7/03 — 8/31/13*	10.19%
Ten Year:	9/1/03 — 8/31/13 *	8.81%
Five Year:	9/1/08 — 8/31/13*	8.01%
One Year:	9/1/12 — 8/31/13	30.53%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 30, 2012 is 1.96%.

PORTFOLIO ADVISOR COMMENTARY

The fiscal year ended August 31, 2013 began on a volatile note, as investors faced slower global economic growth, the U.S. presidential election, and the “fiscal cliff” negotiations. Central banks in the U.S., Europe, and Japan continued aggressive monetary policies. The markets rallied strongly into the New Year as agreements reached on the “fiscal cliff” eliminated one of the tail risks in the market. While concerns were present, including the budget sequester and the financial crisis in Cypress, historically low interest rates fueled share buybacks and mergers and acquisitions. As investors climbed “the wall of worry,” sentiment improved and the stock market had few setbacks until news of the “taper” and the potential conflict in Syria.

While all sectors contributed to the Portfolio’s return for the fiscal year, the largest contributors to relative performance were Industrials, Financials, Materials, and Information Technology, driven by strong stock selection. The sectors that underperformed on a relative basis included Utilities, Telecommunication Services, and Consumer Staples where the Portfolio was underweight. During the fiscal year, we increased the Portfolio’s weightings in Industrials, Materials, and Energy, while reducing weightings in Health Care and Utilities. Currently, the Portfolio is overweight Industrials, Materials, and Technology, while it is underweight Healthcare, Utilities, Telecommunication Services, and Consumer stocks.

During the past year, the market has primarily been driven by multiple expansion. From here, further multiple expansion will likely be limited without a reacceleration in earnings growth. We continue to emphasize businesses with sustainable growth opportunities and high earnings visibility that trade at attractive valuations. The Federal Reserve (“Fed”) has embarked upon what may be an extended phase of reduced monetary accommodation, which could heighten market volatility. While it appears that the Fed would like to end quantitative easing during 2014, such a timeline is data dependent meaning the Fed will likely not hesitate to provide monetary support should additional stimulus be required.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MID CAPITALIZATION PORTFOLIO VS. BENCHMARKS

 SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Warner Chilcott PLC	2.3%
NCR Corp.	2.3%
Crown Holdings, Inc.	2.2%
Skyworks Solutions, Inc.	2.0%
GNC Holdings, Inc.	2.0%
Hartford Financial Services Group, Inc.	2.0%
HCA Holdings, Inc.	2.0%
Hertz Global Holdings, Inc.	1.9%
Harman International Industries, Inc.	1.9%
Huntington Bancshares, Inc.	1.8%

*	Based on total net assets as of August 31, 2013

Excludes short-term investments.

Portfolio Composition*

The Morningstar Mid Capitalization Blend Average (“Mid Cap Blend Average”), as of August 31, 2013, consisted of 406 mutual funds comprised of mid market capitalization stocks. The Mid Cap Blend Average is not managed and it is not possible to invest directly in the Mid Cap Blend Average

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Which represents approximately 27% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $5.9 billion; the median market capitalization was approximately $3.2 billion. The Index had a total market capitalization range of approximately $.8 billion to $12.2 billion. Investors may not invest in the Index directly; unlike the Portfolio’s return. the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

Advised by: Fox Asset Management LLC, Shrewsbury, New Jersey

Objective: The Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2013
		Class I
Inception:	9/1/94 — 8/31/13*	9.11%
Ten Year:	9/1/03 — 8/31/13*	8.31%
Five Year:	9/1/08 — 8/31/13*	5.97%
One Year:	9/1/12 — 8/31/13	20.12%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 30, 2012 is 1.73%.

PORTFOLIO ADVISOR COMMENTARY

Economic trends across the globe were decidedly mixed during the fiscal year ended August 31, 2013. U.S. real Gross Domestic Product continued on the path of modest improvement it has experienced since mid-2009, most European countries showed little or negative growth, and the BRIC economies slowed a bit. These and other broader considerations have had major influences on domestic and global stock markets. In the U.S., stocks generally have seen sizable advances in the past 12 months, and within the small cap sector, growth generally beat value.

For the fiscal year, the Saratoga Small Capitalization Portfolio produced solid performance. Despite the large increases in U.S. stock indexes over the past year, periods of heightened volatility and correlations have been headwinds for fundamental, active managers. Sector allocation had a positive impact on the Portfolio’s performance, due mainly to an overweighting in industrials and underweighting in utilities. Stock selection hurt relative performance, most notably in consumer discretionary and information technology. The most significant sector change during the fiscal year was a reduction in the Portfolio’s overweighting in health care. In terms of individual stocks, significant purchases included Eagle Bancorp (2.47%) and Cardinal Financial (2.35%) while sales included technology companies NETGEAR (0.00%) and JDA Software (0.00%).

Finally, larger issues, like Federal Reserve policy, the U.S. debt ceiling, and European sovereign credit, certainly will remain active topics of discussion among investors. However, we believe that markets ultimately will again reward companies with the best combination of fundamentals and valuation, and that with our focus on quality companies with strong management teams selling at discounts to the market, the Portfolio is well positioned going forward.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/13. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Prosperity Bancshares, Inc.	3.1%
Stone Energy Corp.	2.9%
Hornbeck Offshore Services, Inc.	2.7%
West Pharmaceutical Services, Inc.	2.6%
Eagle Bancorp, Inc.	2.5%
AO Smith Corp.	2.5%
MasTec, Inc.	2.4%
Old Dominion Freight Line, Inc.	2.4%
Cardinal Financial Corp.	2.4%
Barnes Group, Inc.	2.4%

*	Based on total net assets as of August 31, 2013

Excludes short-term investments.

Portfolio Composition*

The Morningstar Small Blend Average (“Small Blend Average”), as of August 31, 2013, consisted of 678 mutual funds comprised of small market capitalization stocks. The Small Blend Average is not managed and it is not possible to invest directly in the Small Blend Average

The Russell 2000 Index is comprised of the 2,000 smallest U.S domicile publicly traded common stock which are included in the Russell 3000 Index. The common stock included in the Russell 2000 Index represent approximately 10% of the U.S equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S domicile publicity traded common stocks by market capitalization representing approximately 98% of the U.S publicity traded equity market. The Russell 2000 Index is an unmanaged index which does not include fees and expenses, and whose performance reflects reinvested dividends. Investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

Advised by: De Prince, Race & Zollo, Inc.,Winter Park, Florida

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2013
		Class I
Inception:	9/1/94 — 8/31/13*	1.55%
Ten Year:	9/1/03 — 8/31/13*	4.69%
Five Year:	9/1/08 — 8/31/13*	-1.65%
One Year:	9/1/12 — 8/31/13	15.93%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 30, 2012 is 2.70%.

PORTFOLIO ADVISOR COMMENTARY

For the fiscal year ended August 31, 2013, the Saratoga International Equity Portfolio experienced a positive return. Developed Market Central Bankers from Japan to Europe to the U.S. have continued increasing risk appetite by flooding the markets with liquidity. However, Emerging Markets generally have not participated in the stock market rally.

After strong performance in the last four months of 2012, we began taking profits in Chinese names reaching our relative valuation targets such as Sino Biopharmaceutical (0.00%) and China Oilfield Services (1.50%). During the fourth quarter of 2012 we used the proceeds of these sales to increase the Portfolio’s exposure in Japan, as we became more comfortable with the newly elected LDP government and its focus on anti-deflation policies. This Portfolio transition proved timely as Japan has led markets higher in 2013.

Stock selection within the Information Technology (“IT”) sector benefitted performance. During the fiscal year the Portfolio’s IT holdings soared over 46%. Playtech (2.25%), the U.K. software developer for online gaming and casinos, and Travelsky Technology (0.93%), the IT solutions provider to China’s aviation industry, gained 76% and 54%, respectively.

Portfolio activity and idea generation remains robust, as macro headlines have driven performance disparities between Developed and Emerging Markets. We look at these valuation gaps and disparities as opportunities to add value. Our investment process continues to lead us to a broad array of names from various countries. While the Portfolio remains exposed to the ongoing global cyclical recovery, it is less cyclically positioned than it was at the beginning of the fiscal year.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/13. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Playtech Plc	2.3%
Deutsche Telekom AG	2.1%
BHP Billiton PLC	2.0%
Nestle SA	2.0%
Philip Morris International, Inc.	1.9%
Credit Suisse Group AG	1.9%
Sumitomo Mitsui Trust Holdings, Inc.	1.9%
Honda Motor Co. Ltd.	1.9%
Intermediate Capital Group PLC	1.9%
Standard Chartered PLC	1.9%

*	Based on total net assets as of August 31, 2013

Excludes short-term investments.

Portfolio Composition*

MSCI EAFE® Index (Europe, Australasia, and Far East) is a free float-adjusted, market capitalization Index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of August 31, 2011, the MSCI EAFE ® Index consisted of the following 21 develop market country indices: Australia, Austria, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This unmanaged Index assumes the reinvestment of the dividend, does not include fees and expenses (which would lower performance) and investors may not invest directly in the Index

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Year Ended August 31, 2013
		Class I
Inception:	1/28/03 — 8/31/13*	8.52%
Ten Year:	9/1/03 — 8/31/31*	8.65%
Five Year:	9/1/08 — 8/31/13*	12.72%
One Year:	9/1/12 — 8/31/13	25.42%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 30, 2012 is 2.27%.

PORTFOLIO ADVISOR COMMENTARY

The Saratoga Health & Biotechnology Portfolio turned in strong performance for the fiscal year ended August 31, 2013. Of the 30 stocks that the Portfolio held for the entire fiscal year, 27 generated double-digit positive returns. It has been a tremendous multi-year run for healthcare stocks in general. It is interesting that the biggest winner in the Portfolio for the last fiscal year, Boston Scientific (4.00%) up 96%, was one of the most universally despised (by investors) companies in the sector a year ago.

For the first time in several years the market did not have a summer growth scare, as the economy, while still not growing at a fast pace, showed relatively steady improvement. In last year’s commentary we mentioned the bubble in the bond market, and over the past twelve months that bubble has started to deflate. This correction (rise) in yields, spurred by the Federal Reserve stating that it plans to gradually pare back its quantitative easing program, has affected some of the more defensive and yield-oriented areas of the stock market, which themselves had generally become priced a bit too dearly. However, healthcare stocks generally shook off the weakness in June and went on to new highs.

We continue to manage the Portfolio with a long-term approach, searching for opportunity in overlooked areas and eschewing situations that appear overhyped.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/13. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Amgen, Inc.	6.4%
CR Bard, Inc	5.0%
Cardinal Health, Inc.	4.8%
AmerisourceBergen & Co	4.6%
Eli Lilly & Co.	4.2%
Becton Dickinson & Co.	4.1%
AstraZeneca PLC - ADR	4.1%
Boston Scientific Corp.	4.0%
Pfizer, Inc.	3.9%
Waters Corp.	3.8%

*	Based on total net assets as of August 31, 2013

Excludes short-term investments.

 Portfolio Composition*

The S&P 500®Healthcare Index is a widely-recognized, unmanaged, equally-weighted Index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare/biotechnology and medical industries. Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses. Such costs would lower performance. It is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

and Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2013
		Class I
Inception:	1/7/03 — 8/31/13*	11.22%
Ten Year	9/1/03 — 8/31/13 *	9.94%
Five Year:	9/1/08 — 8/31/13*	13.71%
One Year:	9/1/12 — 8/31/13	13.83%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 30, 2012 is 2.20%.

PORTFOLIO ADVISOR COMMENTARY

Commentary from Loomis, Sayles & Co., L.P. - For the fiscal year ended August 31, 2013, the Saratoga Technology & Communications Portfolio posted a positive return. One of the larger holdings for our portion of the Portfolio, local online ecommerce and listing service Angie’s List (1.10%), continued to perform well, more than doubling over the past year. We also had one takeout, as salesforce.com (1.27%) announced a deal to acquire holding ExactTarget (0.00%) for a more than 50% premium. A softening global economy affected results at a few companies in the Portfolio, including F5 Networks (0.00%), which we sold, and VMware (3.22%). While we owned less than a benchmark weight in Apple (11.15%), the poor performance of that stock did hurt the Portfolio’s absolute return. Earlier in the year, we sold LinkedIn (0.00%), which had been one of the biggest contributors to the Portfolio, as we felt that the stock’s valuation no longer offered an appropriate return. We have concerns about the company’s ability to successfully compete with an aggressive array of companies in the Software-as-Service market and alternative database technologies. We added Visa (2.77%) based on its high margins and consistent growth and EMC (2.46%), where we think expectations are low and we expect growth to accelerate in the second half of the year. We also recently added Facebook (1.72%) to the Portfolio, as we are more confident about the company’s ability to monetize its mobile traffic. On the whole, three major secular trends we have significant exposure to are mobile Internet usage, the next generation data center, and the social and commerce-based Internet.

We continue to anticipate modest economic growth, given the fiscal and monetary challenges of many developed nations, including the U.S. Consequently, we think the market returns for the rest of the year will be modest as well, and we would not be surprised to see a correction within the next several months after the strong returns year-to-date.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/13. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Apple, Inc.	11.2%
Northrop Grumman Corp.	3.5%
Vmware, Inc.	3.2%
Microsoft Corp.	3.0%
Symantec Corp.	2.9%
QUALCOMM, Inc.	2.9%
Alliance Data Systems Corp.	2.8%
Visa, Inc. - Cl. A	2.8%
CA, Inc.	2.7%
Cisco Systems, Inc.	2.6%

*    Based on total net assets as of August 31, 2013

Excludes short-term investments.

Portfolio Composition*

The Lipper Science & Technology Funds Index is an equal-weighted performance Index, adjusted for capital gain distribution and income dividends, of the largest qualifying funds within the Science and Technology fund classification, as defined by Lipper. Indexes are not managed and it is not possible directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2013
		Class I
Inception:	1/7/03 — 8/31/13*	10.41%
Ten Year:	9/1/03 — 8/31/13*	10.19%
Five Year:	9/1/08 — 8/31/13*	-0.84%
One Year:	9/1/12 — 8/31/13	15.46%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 30, 2012 is 2.85%.

PORTFOLIO ADVISOR COMMENTARY

The Saratoga Energy & Basic Materials Portfolio generated a positive return for the fiscal year ended August 31, 2013. Crude prices rose 11.6% over the one- year period, while domestic natural gas prices rose a more robust 28.0% from multi-year lows as a cold winter helped to balance inventories. For the fiscal year,top contributors to performance were Cabot Oil & Gas (1.69%), Hess Corp. (3.72%), LyondellBasell Industries (4.38%), Noble Energy (2.97%), and Halliburton (4.70%). Our largest detractors were Cliffs Natural Resources (0.00%), BG Group (2.83%), and Ophir Energy (1.15%), though we remained invested in the latter two companies at quarter end.

Following a fairly labored fourth quarter of 2012, stock markets generally posted strong, steady gains in 2013 driven by a slowly improving outlook for global economic growth, accommodative central bank monetary policy, and rising interest rates. While emerging market economic growth appears to have broadly stabilized at lower levels, the outlook for the Organization for Economic Co-operation and Development member countries’ growth has modestly improved – particularly in the Eurozone. Geopolitical turmoil and supply disruptions have kept crude markets relatively tight and prices high in recent months, helping to offset somewhat sluggish demand growth. A modest correction in crude prices from elevated levels may well be ahead, but we do expect prices to remain firmly above marginal cost for the foreseeable future.

Despite the strong stock market tailwind, single security performance within the energy and materials sectors has been wide ranging over the past twelve months, presenting ample opportunity to generate excess portfolio returns through stock selection.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/13. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Halliburton Co.	4.7%
Schlumberger Ltd.	4.5%
Chevron Corp.	4.4%
LyondellBasell Industries	4.4%
Marathon Oil Corp.	4.2%
Cabot Oil & Gas Corp.	4.1%
Noble Energy, Inc.	4.0%
EOG Resources, Inc.	4.0%
Exxon Mobil Corp.	3.9%
Sealed Air Corp.	3.9%

*    Based on total net assets as of August 31, 2013

Excludes short-term investments.

Portfolio Composition*

The Lipper Natural Resources Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Natural Resources fund classification, as defined by Lipper. Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2013
		Class I
Inception:	1/7/03 — 8/31/13*	1.16%
Ten Year:	9/1/03 — 8/31/13*	0.09%
Five Year:	9/1/08 — 8/31/13*	-2.27%
One Year:	9/1/12 — 8/31/13	23.99%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 30, 2012 is 4.05%.

PORTFOLIO ADVISOR COMMENTARY

For the fiscal year ended August 31, 2013, the Portfolio enjoyed strong performance.

After outperforming in 2012, Financials generally continued their leadership in 2013 on the back of moderate but sustainable economic growth, slowly rising interest rates and improving fundamentals. Financials paused briefly in the spring of 2013 when the Federal Reserve hinted at the first steps of monetary tightening, but we view higher rates as a positive for the sector– provided they are increasing for the right reason: accelerating economic activity.

For the fiscal year, top contributors to the Portfolio’s performance were State Street (2.43%), Ameriprise Financial (2.23%) and Unum (1.85%). State Street, the custody bank, moved higher due largely to improving markets driving higher revenues in both its asset servicing and ETF management businesses. Ameriprise, a hybrid of life insurance, money management & financial planning, saw its stock propelled largely by the same higher market forces as State Street plus the prospect of higher interest rates boosting its life businesses. Unum, a disability/benefits insurer, was aided by higher rates and the slowly improving employment landscape lifting its subscriber base.

Key detractors from performance were the Portfolio’s underweight in Bank of America (“BAC”) (0.00%) and holdings in two REITs, Digital Realty (1.29%) and Alexandria (1.25%). BAC rallied strongly in 2012 and has only kept pace in 2013. The REIT sector corrected sharply in 2013, as many investors chose to view these stocks as quasi-bonds in a rising rate environment. However, we view Digital, which focuses on bespoke technology buildings, and Alexandria, which custom tailors medical lab space, as unique situations which will grow cash flow despite marginally higher cap rates.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/13. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

FINANCIAL SERVICES PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Berkshire Hathaway, Inc.	7.0%
Wells Fargo & Co.	5.8%
Citigroup, Inc.	5.6%
Goldman Sachs Group, Inc.	4.5%
U.S. Bancorp	4.5%
JPMorgan Chase & Co.	4.5%
ACE Ltd.	4.1%
Travelers Co., Inc.	3.6%
American Express Co.	3.6%
American International Group, Inc.	3.5%

*	Based on total net assets as of August 31, 2013

Excludes short-term investments.

Portfolio Composition*

The Lipper Financial Services Funds Index is an equal, dollar-weighted Index of the 30 largest mutual funds within the Financial Services fund classification defined by Lipper. The Index is adjusted for the reinvestment of capital gains income dividends. Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

Advised by: Fox Asset Management LLC, Shrewsbury, New Jersey

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Year Ended August 31, 2013
		Class I
Inception:	9/1/94 — 8/31/13*	4.45%
Ten Year:	9/1/03 — 8/31/13*	3.11%
Five Year:	9/1/08 — 8/31/13*	3.03%
One Year:	9/1/12 — 8/31/13	-1.62%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 30, 2012 is 1.57%.

PORTFOLIO ADVISOR COMMENTARY

During the fiscal year ended August 31, 2013, the U.S. economy improved at a moderate pace led by the improving housing and auto sectors. While labor market conditions have shown further improvement in recent months, the unemployment rate remains elevated. Inflation continues to remain subdued although energy and food prices have remained stubbornly high. The fear of a euro zone sovereign debt and banking crisis has begun to dissipate and their financial markets have stabilized U.S. Treasury prices weakened as the flight to safety began to reverse. The yield on the 10-year Treasury rose 1.24 percentage points (124 basis points) during this period as the yield curve steepened. Corporate bonds generally outperformed U.S. Treasuries. The Federal Reserve opted to leave rates unchanged and continued its pledge to keep rates low at least through late 2014.

We maintained the Portfolio’s overweight position in corporates and its underweight position in U.S. Treasury securities. We favor the financial sector, with a bias toward higher-quality money center and super-regional banks. While fundamentals in the banking sector remain challenging, their balance sheets are generally improving. Recent bank stress tests have highlighted the current overall strength of U.S. Banks’ capitalizations under severe economic stress scenarios. We anticipate adding more duration by rolling up the corporate credit curve while maintaining a lower overall duration and interest rate sensitivity versus the Portfolio’s benchmark.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

Company	% of Net Assets
Federal Home Loan Mortgage, 5.125%, 10/18/2016	11.5%
U.S. Treasury Notes - 0.25%, 2/28/15	7.0%
Federal National Mortgage, 4.125%, 4/15/14	6.5%
U.S. Treasury Notes - 4.625%, 2/15/17	5.1%
Federal National Mortgage, 5.00%, 4/15/15	5.1%
BB&T Corp., 4.90%, 6/30/17	4.5%
Health Care REIT, Inc., 5.875%, 5/15/15	4.5%
General Electric Cap Corp., 5.50%, 1/8/20	4.3%
CR Bard, Inc. 2.875, 1/15/16	4.3%
U.S. Treasury Notes - 4.25%, 8/15/15	4.1%

* Based on total net assets as of August 31, 2013

Excludes short-term investments.

Portfolio Composition*

The Lipper Short-Intermediate Investment grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Indexes are not managed and it is not possible to invest directly in an Index.

The Barclays Intermediate Government/ Credit Bond Index is composed of the bonds in the Barclays Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Barclays Government/Credit Bond Index consist of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Barclays Index is an unmanaged index which does not included fees and expenses. Investor may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by: Fox Asset Management LLC, Shrewsbury, New Jersey

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Year Ended August 31, 2013
		Class I
Inception:	9/1/94 — 8/31/13*	3.45%
Ten Year:	9/1/03 — 8/31/13*	2.21%
Five Year:	9/1/08 — 8/31/13*	1.49%
One Year:	9/1/12 — 8/31/13	-2.82%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 30, 2012 is 2.08%.

PORTFOLIO ADVISOR COMMENTARY

During the fiscal year ended August 31, 2013, the domestic economy improved at a moderate pace led by strength in the housing and auto sectors. While labor market conditions have shown further improvement in recent months, the unemployment rate remains elevated. Municipal bond yields generally moved higher with U.S. Treasury yields, as the flight to safety reversed and yields rose. The Federal Reserve opted to leave rates unchanged and continued its pledge to keep rates low.

The municipal bond sell off during the fiscal year was led by lower-quality and longer-maturity municipal bonds. Our strategy has not changed; we remain cautious on municipal credit and continue to be, in our view, conservatively positioned in this ultra-low yield environment. We remain focused on the credit profile of each issuer and will look for opportunities as interest rates should ultimately move higher. The Portfolio is underweight in the larger states with large pension liabilities like Illinois. The Portfolio continues to maintain a shorter duration profile versus its benchmark. We believe this approach will benefit the Portfolio in the next few years as rates should eventually rise and we reinvest maturating proceeds at higher rates.

The tax revenues for many state and local governments weaken when economic conditions are weak. As the economy continues to improve, state revenues should continue to increase and rates will likely rise.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

MUNICIPAL BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Dunkirk City School, 3.50%, 6/15/23	6.3%
County of King WA Sewer Revenue, 4.00%, 1/1/2020	6.2%
Salt Lake County Utah, 3.00%, 12/15/20	6.2%
Florida State Board of Education, 5.00%, 1/1/18	6.1%
Alvord Unified School District, Series A, 5.90%, 2/1/20	5.9%
City of Anchorage Schools, Series A, 5.00%, 10/1/20	5.8%
Mercer County School District Finance Corp. School Building Revenue, 4.125%, 5/1/23	5.4%
West Virginia Economic Development Authority - Series A, 4.00%, 6/15/26, MBIA	5.4%
State of Louisiana Unref Bal- Ser, 5.00%, 9/1/19	5.3%
Heartland Consumers Power District Electric, Revenue -Escrowed to Maturity, 6.00%, 1/1/17, FSA	4.9%

*	Based on total net assets as of August 31, 2012

Excludes short-term investments.

Portfolio Composition*

The Lipper General Municipal Bond Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit rating. Indexes are not managed, and it is not possible to invest directly in the Index.

The Barclays Municipal Bond Index consist of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristic: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Barclays Index is an unmanaged index which does not include fees and expenses. Investors may nit invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by: CLS Investments, LLC, Omaha, Nebraska

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

7-Day Compounded Yield¹	U.S. Government Money Market Portfolio (Class I)
8/31/13	0.01%

Total Aggregate Return for the Year Ended August 31, 2013
		Class I
Inception:	9/1/94 — 8/31/13*	2.35%
Ten Year:	9/1/03 — 8/31/13*	1.08%
Five Year:	9/1/08 — 8/31/13*	0.03%
One Year:	9/1/12 — 8/31/13	0.01%

¹	The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 30, 2012 is 1.08%.

PORTFOLIO ADVISOR COMMENTARY

At the September 18, 2013 Federal Reserve (Fed) Open Market Committee meeting, the Fed released the following statement in part: “Taking into account the extent of federal fiscal retrenchment, the Committee sees the improvement in economic activity and labor market conditions since it began its asset purchase program a year ago as consistent with growing underlying strength in the broader economy. However, the Committee decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” The target range for the Federal Funds rate remains at 0.0% to 0.25%.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

INVESTMENT REVIEW

JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO

Advised by: Armored Wolf, LLC, Irvine, California

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Year Ended August 31, 2013
		Class I
Inception:	2/1/11 — 8/31/13*	1.72%
One Year:	9/1/12 — 8/31/13	-0.44%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 30, 2012 is 1.31%.

PORTFOLIO ADVISOR COMMENTARY

Financial markets spent the last fiscal year ended August 31, 2013 yearning for growth yet reliant on central bank liquidity. Developed market stocks, primarily in the U.S. and Japan, generally continued to gain throughout the period. As the stock market rose, the Japanese Yen inversely declined on Prime Minister Abe’s aggressive attempts to vault Japan out of deflation. Foreign Exchange markets were otherwise quite choppy,with large swings both ways in emerging market and some developed market currencies. Emerging market assets in general suffered a period of volatile underperformance. Commodity markets were similarly choppy, though somewhat weaker, primarily on some slowdown in Chinese growth. Interest rate markets were subdued for most of the period, but squeezed substantially higher since U.S. Federal Reserve (“Fed”) Chairman Ben Bernanke began to hint at the beginning of the end of monetary stimulus in May. This rise in U.S. yields led to turmoil globally in markets, which are still digesting this major issue.

Our view has consistently been toward growth disappointing expectations, which has certainly occurred. Positions inclined positively toward pockets of global growth have been focused in the U.S. high yield sector, while positions aligning with the weaker growth view were largely concentrated in long positions in U.S. Treasuries. Another focus was the outperformance of the U.S., expressed in currency trades. Continued concern regarding monetary debasement was reflected in precious metals investments. As the slow growth versus monetary stimulus battle continued to play out, these themes were all managed tactically.

Our view that growth will disappoint remains. We believe this will eventually be reflected in corporate earnings, which will likely be much lower than investors expect when favorable margin expansion reaches its end, but in the mean-time our strongest view remains toward lower interest rates. Europe still has problems and those will likely resurface, as should some further slowdown in China. Japan and the Fed’s rhetoric ultimately cannot defy the gravity of weaker economic growth. In this environment the Dollar should again do well once lower rates are digested, and short-term commodities may decline before inflationary dynamics take hold. The best stock opportunities will likely be in relative value, not direct market exposure.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
U.S Treasury Notes-TIPS, 1.25%, 4/15/14	4.7%
U.S Treasury Bond, 1.375%, 7/31/18	2.6%
General Motors Co.	1.8%
Apple, Inc.	1.8%
Revlon, Inc.	1.8%
Steinway Musical Instruments, Inc.	1.2%
United Continental Holdings, Inc.	1.1%
iStar Financial, Inc.	0.8%
Delta Air Lines, Inc.	0.8%
Royal Bank of Scotland Group PLC - ADR	0.8%

*	Based on total net assets as of August 31, 2013

Excludes short-term investments.

Portfolio Composition*

Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

Advised by: Ascent Investment Advisors, LLC, Greenwood Village, Colorado

Objective: The Portfolio seeks total return consisting of current income and capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2013
		Class I
Inception:	8/1/11 — 8/31/13*	8.17%
One Year:	9/1/12 — 8/31/13	6.00%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 30, 2012 is 1.49%.

PORTFOLIO ADVISOR COMMENTARY

During the fiscal year ended August 31, 2013, both stock selection and regional allocation contributed to relative Portfolio performance. Stock selection was strongest in the Americas, Japan and Continental Europe. In contrast, stock selection in Asia ex-Japan and Australia detracted from returns. From a regional allocation perspective, an overweight to the outperforming Americas region provided the largest boost to performance,while an underweight to the underperforming European region also contributed to performance. Lastly, an underweight to Japan negatively affected performance. Market conditions remain volatile, and investors still face a number of uncertainties. Improved global economic data, strengthening credit markets in Europe and renewed growth in Asia should provide a positive backdrop, though policy and macroeconomic risks remain. In constructing the Portfolio, we continue to seek companies with superior managements, high-quality assets and strong financial positions paired with select opportunities where we view share price discounts due to perceived earnings risk as unwarranted.

The Portfolio’s overall positioning favors Japanese property companies as well as U.S. Real Estate Investment Trusts (“REITs”) with a focus on the more economically-sensitive property types and a corresponding underweight in the more “bond-like” property types. We prefer specialty property types that cater to technology-driven tenants and a growing post-secondary student population. Additionally, our view on European property companies is becoming more favorable since we believe the investment environment is improving. Positioning also emphasizes property types with shorter lease lengths that can more quickly benefit from improving economic conditions. We are positively disposed to the lodging sector. Retail positioning favors the high-end regional mall sector. Finally, Portfolio positioning remains cautious on health care and net lease property types, which generally produce inferior growth and returns.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT

AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
American Campus Communities, Inc.	5.2%
American Tower Corp.	4.5%
Link REIT	4.4%
PennyMac Mortgage Investment Trust	4.2%
Liberty Property Trust	4.0%
Sun Hung Kai Properties Ltd.	3.8%
American Realty Capital Properties, Inc.	3.7%
CoreSite Realty Corp.	3.6%
Ellington Financial LLC	3.3%
Digital Realty Trust, Inc.	3.1%

*	Based on total net assets as of August 31, 2013

**	Based on total investments as of August 31, 2013

Excludes short-term investments.

Portfolio Composition **

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

The FTSE EPRA/NAREIT Developed Net Index Series is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO
August 31, 2013

Shares		Value
	COMMON STOCK - 99.9%
	AIRLINES - 3.3%
41,950	US Airways Group, Inc. * +	$677,912

	BANKS - 5.7%
9,850	Capital One Financial Corp.	635,817
10,700	JPMorgan Chase & Co.	540,671
		1,176,488
	CHEMICALS - 3.7%
11,350	FMC Corp.	756,023

	COMMERCIAL SERVICES - 8.8%
14,750	ADT Corp.	587,493
29,000	Hertz Global Holdings, Inc. *	696,870
6,500	Towers Watson & Co.	534,625
		1,818,988
	COMPUTERS - 4.6%
1,110	Apple, Inc.	540,626
16,300	EMC Corp.	420,214
		960,840
	DIVERSIFIED FINANCIAL SERVICES - 2.0%
16,800	SLM Corp.	403,032

	ENGINEERING & CONSTRUCTION - 3.0%
10,300	Chicago Bridge & Iron Co. NV	616,249

	ENTERTAINMENT - 3.9%
15,200	Penn National Gaming, Inc. *	799,368

	FOOD - 1.9%
12,800	Mondelez International, Inc.	392,576

	FOREST PRODUCTS & PAPER - 3.4%
14,850	International Paper Co.	701,068

	INSURANCE - 10.2%
13,800	MetLife, Inc.	637,422
10,300	Prudential Financial, Inc.	771,264
10,750	Reinsurance Group of America, Inc.	696,708
		2,105,394
	INTERNET - 3.8%
15,500	eBay, Inc. *	774,845

	MACHINERY-DIVERSIFIED-2.0%
7,500	Flowserve Corp.	418,425

	MEDIA - 4.7%
26,600	Sinclair Broadcast Group, Inc.	636,272
5,500	Tribune Co. *	327,800
		964,072
	OIL & GAS - 2.1%
4,800	Occidental Petroleum Corp.	423,408

	OIL & GAS SERVICES - 6.8%
11,600	Cameron International Corp. *	658,764
9,150	Schlumberger Ltd.	740,601
		1,399,365

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (Continued)
August 31, 2013

Shares		Value
	PHARMACEUTICALS - 20.3%
6,900	Actavis, Inc. *	$932,742
5,800	McKesson Corp.	704,178
25,700	Mylan, Inc. *	908,238
16,000	Sanofi - ADR	764,480
8,000	Shire PLC - ADR	881,760
		4,191,398
	PIPELINES - 2.1%
11,700	Williams Companies, Inc.	424,008

	RETAIL - 5.7%
10,500	CVS Caremark Corp.	609,525
17,600	Foot Locker, Inc.	566,720
		1,176,245
	SEMICONDUCTORS - 1.9%
6,000	QUALCOMM, Inc.	397,680

	TOTAL COMMON STOCK (Cost - $17,215,025)	20,577,384

	SHORT-TERM INVESTMENTS - 0.0%
9,004	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $9,004)	9,004

	COLLATERAL FOR SECURITIES LOANED - 2.6%
535,673	BNY Mellon Overnight Government Fund
	(Cost - $535,673)	535,673

	TOTAL INVESTMENTS - 102.5% (Cost - $17,759,702)(a)	$21,122,061

	OTHER ASSETS AND LIABILITIES - (2.5)%	(523,869)

	TOTAL NET ASSETS - 100.0%	$20,598,192

* Non-income producing securities.

+ All or a portion of the security is on loan.

ADR - American Depositary Receipt

(a) Represents cost for financial purposes. Aggregate cost for federal tax purposes is $17,821,710 and differs from market value by net

Unrealized appreciation	$3,569,585
Unrealized depreciation	(269,234)
Net unrealized appreciation	$3,300,351

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO
August 31, 2013

Shares		Value
	COMMON STOCK - 99.2%
	BEVERAGES - 6.9%
16,828	Coca-Cola Co. (The)	$642,493
357	Diageo PLC -ADR	43,797
9,911	Monster Beverage Corp. *	568,792
10,105	SABMiller PLC - ADR	483,423
		1,738,505
	BIOTECHNOLOGY - 2.9%
6,605	Amgen, Inc.	719,549

	COMMERCIAL SERVICES - 3.7%
6,711	Automatic Data Processing, Inc.	477,555
14,910	SEI Investments Co.	443,722
		921,277
	COSMETICS/PERSONAL CARE - 3.5%
11,416	Procter & Gamble Co. (The)	889,192

	DIVERSIFIED FINANCIAL SERVICES - 12.0%
13,274	American Express Co.	954,533
9,041	Franklin Resources, Inc.	417,333
4,904	Greenhill & Co., Inc.	232,401
6,077	Legg Mason, Inc.	197,624
6,869	Visa, Inc.	1,198,091
		2,999,982
	FOOD - 2.0%
33,306	Danone SA - ADR	498,924

	HEALTHCARE-PRODUCTS-6.5%
7,947	Varian Medical Systems, Inc. *	559,866
13,394	Zimmer Holdings, Inc.	1,059,331
		1,619,197
	HOUSEHOLD PRODUCTS/WARES - 1.6%
4,953	Clorox Co. (The)	409,613

	INTERNET - 17.2%
5,049	Amazon.com, Inc. *	1,418,668
28,211	Facebook, Inc. *	1,164,550
2,030	Google, Inc. *	1,719,207
		4,302,425
	MEDIA - 1.3%
3,156	FactSet Research Systems, Inc. +	323,016

	OIL & GAS SERVICES - 1.0%
3,134	Schlumberger, Ltd.	253,666

	PHARMACEUTICALS - 3.9%
11,652	Merck & Co., Inc.	551,023
5,951	Novartis AG - ADR	434,304
		985,327
	RETAIL - 5.2%
28,169	Lowe’s Cos., Inc.	1,290,704

	SEMICONDUCTORS - 7.3%
4,048	Altera Corp.	142,368
3,145	Analog Devices, Inc.	145,551
9,660	ARM Holdings PLC - ADR	391,520
17,233	QUALCOMM, Inc.	1,142,203
		1,821,642

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (Continued)
August 31, 2013

Shares		Value
	SOFTWARE - 10.8%
20,337	Autodesk, Inc. *	$747,385
23,393	Microsoft Corp.	781,326
36,439	Oracle Corp.	1,160,946
		2,689,657
	TELECOMMUNICATIONS - 5.8%
62,496	Cisco Systems, Inc.	1,456,782

	TRANSPORTATION - 7.6%
22,172	Expeditors International of Washington, Inc.	899,296
11,643	United Parcel Service, Inc.	996,408
		1,895,704

	TOTAL COMMON STOCK (Cost - $20,079,375)	24,815,162

	SHORT-TERM INVESTMENTS - 0.8%
185,255	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $185,255)	185,255

	COLLATERAL FOR SECURITIES LOANED - 0.8%
199,059	BNY Mellon Overnight Government Fund
	(Cost - $199,059)	199,059

	TOTAL INVESTMENTS - 100.8% (Cost - $20,463,689) (a)	$25,199,476

	OTHER ASSETS AND LIABILITIES- (0.8)%	(190,953)

	TOTAL NET ASSETS - 100.0%	$25,008,523

* Non-income producing securities.

+ All or a portion of the security is on loan.

ADR - American Depositary Receipt

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $20,646,570 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$5,011,959
Unrealized depreciation:	(459,053)
Net unrealized appreciation:	$4,552,906

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO
August 31, 2013

Shares		Value
	COMMON STOCK - 99.1%
	AEROSPACE/DEFENSE-1.1%
2,475	B/E Aerospace, Inc. *	$168,770

	AUTO MANUFACTURERS - 1.0%
4,300	Navistar International Corp. * +	147,361

	AUTO PARTS & EQUIPMENT - 2.4%
3,825	Delphi Automotive PLC	210,451
3,175	Tenneco, Inc. *	146,463
		356,914
	BANKS - 6.4%
4,550	CIT Group, Inc. *	217,808
15,000	Fifth Third Bancorp	274,350
33,500	Huntington Bancshares, Inc.	276,040
21,450	Regions Financial Corp.	201,630
		969,828
	CHEMICALS - 4.2%
1,650	Airgas, Inc.	167,723
3,600	FMC Corp.	239,796
3,475	Rockwood Holdings, Inc.	221,913
		629,432
	COMMERCIAL SERVICES - 11.5%
4,500	Global Payments, Inc.	214,425
12,125	Hertz Global Holdings, Inc. *	291,364
5,150	KAR Auction Services, Inc.	137,196
2,950	MAXIMUS, Inc.	110,654
8,375	Quanta Services, Inc. *	218,922
5,250	Rent-A-Center, Inc.	196,927
6,475	SEI Investments Co.	192,696
1,350	Towers Watson & Co.	111,037
4,825	United Rentals, Inc. *	264,265
		1,737,486
	COMPUTERS - 2.3%
9,550	NCR Corp. *	339,789

	COSMETICS/PERSONAL CARE - 1.3%
5,800	Elizabeth Arden, Inc. *	201,434

	DISTRIBUTION/WHOLESALE - 2.4%
4,500	LKQ Corp. *	131,580
3,100	WESCO International, Inc. *	228,687
		360,267
	ENERGY EQUIPMENT - 1.4%
8,800	Superior Energy Services, Inc. *	216,128

	FOOD - 1.2%
2,800	Ingredion, Inc.	176,232

	HAND/MACHINE TOOLS - 1.0%
1,600	Snap-on, Inc.	149,760

	HEALTHCARE-SERVICES - 2.0%
7,675	HCA Holdings, Inc.	293,108

	HOME BUILDERS - 1.2%
5,625	Lennar Corp.	178,931

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Continued)
August 31, 2013

Shares		Value
	HOME FURNISHINGS - 1.9%
4,500	Harman International Industries, Inc.	$288,090

	HOUSEHOLD PRODUCTS/WARES - 0.5%
1,275	Spectrum Brands Holdings, Inc.	77,188

	INSURANCE - 7.5%
4,725	Endurance Specialty Holdings Ltd.	236,817
10,075	Hartford Financial Services Group, Inc.	298,220
3,325	Reinsurance Group of America, Inc.	215,493
1,825	RenaissanceRe Holdings Ltd.	159,505
6,000	Validus Holdings Ltd.	207,660
425	XL Group PLC	12,563
		1,130,258
	INTERNET - 1.5%
4,550	IAC Interactive Corp.	223,360

	INTERNET SOFTWARE AND SERVICES - 1.5%
4,125	Check Point Software Technologies Ltd. *	231,289

	INVESTMENT COMPANIES - 1.7%
14,800	Ares Capital Corp.	260,184

	IRON/STEEL-3.2%
4,925	Carpenter Technology Corp.	264,817
3,325	Reliance Steel & Aluminum Co.	221,744
		486,561
	MACHINERY DIVERSIFIED - 2.4%
4,075	AGCO Corp.	230,482
2,300	Flowserve Corp.	128,317
		358,799
	MEDIA - 2.0%
2,950	AMC Networks, Inc. *	182,841
2,250	CBS Corp.	114,975
		297,816
	MINING - 1.6%
14,000	Constellium NV *	247,800

	MISCELLANEOUS MANUFACTURING - 1.4%
3,425	Pentair Ltd.	205,877

	OIL & GAS - 5.7%
4,725	Atwood Oceanics, Inc. *	263,088
2,225	Helmerich & Payne, Inc.	140,264
3,600	Noble Energy, Inc.	221,148
1,350	Pioneer Natural Resources Co.	236,209
		860,709
	OIL & GAS SERVICES - 1.4%
7,875	MRC Global, Inc. *	206,719

	PACKAGING & CONTAINERS - 4.2%
7,550	Crown Holdings, Inc. *	328,123
6,650	Owens-Illinois, Inc. *	188,794
2,300	Packaging Corp. of America	121,992
		638,909
	PHARMACEUTICALS - 4.1%
2,752	Valeant Pharmaceuticals International, Inc. *+	270,632
16,025	Warner Chilcott PLC	343,736
		614,368

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Continued)
August 31, 2013

Shares		Value
	RETAIL - 7.0%
5,575	Abercrombie & Fitch Co.	$196,853
5,900	GNC Holdings, Inc.	300,133
1,825	PVH Corp.	234,969
55,175	Rite Aid Corp. *	190,906
2,025	Signet Jewelers Ltd.	134,460
		1,057,321
	SAVINGS & LOANS - 1.5%
21,725	First Niagara Financial Group, Inc.	219,423

	SEMICONDUCTORS - 5.0%
5,850	Avago Technologies Ltd.	225,284
11,950	Rovi Corp. *	214,264
12,125	Skyworks Solutions, Inc. *	307,490
		747,038
	SOFTWARE - 4.3%
2,525	Fiserv Inc. *	243,082
8,275	MedAssets, Inc. *	185,526
11,575	Nuance Communications, Inc. *	220,967
		649,575
	TRANSPORTATION - 1.3%
4,675	Con-way, Inc.	194,480

	TOTAL COMMON STOCK (Cost - $11,357,851)	14,921,204

	SHORT-TERM INVESTMENTS - 0.9%
140,156	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $140,156)	$140,156

	COLLATERAL FOR SECURITIES LOANED - 1.1%
168,912	BNY Mellon Overnight Government Fund
	(Cost - $168,912)	168,912

	TOTAL INVESTMENTS - 101.1% (Cost - $11,666,919)(a)	$15,230,272

	OTHER ASSETS AND LIABILITIES - (1.1)%	(169,337)

	TOTAL NET ASSETS - 100.0%	$15,060,935

* Non-income producing securities.

+ All or a portion of the security is on loan.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $11,752,940 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$3,739,250
Unrealized depreciation:	(261,918)
Net unrealized appreciation:	$3,477,332

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO
August 31, 2013

Shares		Value
	COMMON STOCK - 95.7%
	AIRLINES - 1.0%
3,650	Spirit Airlines, Inc. *	$113,771

	APPAREL - 3.6%
2,870	Hanesbrands, Inc.	170,708
7,140	Iconix Brand Group, Inc. *	234,335
		405,043
	AUTO PARTS & EQUIPMENT - 3.1%
11,642	Dana Holding Corp.	244,016
6,671	Titan International, Inc.	108,337
		352,353
	BANKS - 15.3%
4,640	1st Source Corp.	119,526
7,790	Bancorp, Inc. *	123,160
3,580	Bridge Capital Holdings *	57,423
16,230	Cardinal Financial Corp.	266,821
4,280	Center Bancorp, Inc.	59,749
5,760	ConnectOne Bancorp, Inc. *	190,195
11,018	Eagle Bancorp, Inc. *	280,739
2,230	First Financial Holdings, Inc.	120,041
2,490	German American Bancorp, Inc.	59,436
5,880	Prosperity Bancshares, Inc.	351,624
2,420	Texas Capital Bancshares, Inc. *	106,674
		1,735,388
	BEVERAGES - 2.0%
28,280	Cott Corp.	225,957

	CHEMICALS - 3.4%
3,260	Innophos Holdings, Inc.	159,642
6,700	RPM International, Inc.	227,666
		387,308
	COMMERCIAL SERVICES - 1.6%
4,970	MAXIMUS, Inc.	186,425

	COSMETICS/PERSONAL CARE - 1.0%
3,380	Elizabeth Arden, Inc. *	117,387

	DISTRIBUTION/WHOLESALE - 1.9%
3,350	Core-Mark Holding Co., Inc.	211,385

	ELECTRIC - 1.5%
5,890	Portland General Electric Co.	169,691

	ELECTRONICS - 0.7%
2,191	Itron, Inc. *	82,075

	ENGINEERING & CONSTRUCTION - 4.5%
6,495	EMCOR Group, Inc.	244,147
8,530	MasTec, Inc. *	271,254
		515,401
	ENVIRONMENTAL CONTROL - 3.5%
12,070	Calgon Carbon Corp. *	207,604
9,420	Darling International, Inc. *	190,567
		398,171
	FOOD - 1.1%
14,060	Inventure Foods, Inc. *	126,821

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2013

Shares		Value
	HEALTHCARE-PRODUCTS-4.8%
3,280	Teleflex, Inc.	$252,822
3,980	West Pharmaceutical Services, Inc.	294,321
		547,143
	INSURANCE - 6.8%
3,190	Aspen Insurance Holdings Ltd.	113,468
4,630	Horace Mann Educators Corp.	122,047
3,460	ProAssurance Corp.	163,104
4,052	Protective Life Corp.	169,333
14,367	Tower Group International Ltd.	203,006
		770,958
	MISCELLANEOUS MANUFACTURING - 10.4%
6,620	AO Smith Corp.	278,371
4,110	Aptargroup, Inc.	241,709
8,540	Barnes Group, Inc.	267,046
3,625	Crane Co.	208,111
3,378	EnPro Industries, Inc. *	192,478
		1,187,715
	OIL & GAS - 4.4%
12,076	Stone Energy Corp. *	330,882
30,241	Vaalco Energy, Inc. *	168,140
		499,022
	OIL & GAS SERVICES - 2.7%
5,630	Hornbeck Offshore Services, Inc. *	306,722

	REITS - 5.4%
5,850	Colony Financial, Inc.	115,654
7,600	LaSalle Hotel Properties	201,628
4,890	Pebblebrook Hotel Trust	125,184
2,372	PS Business Parks, Inc.	172,373
		614,839
	RETAIL - 3.4%
4,220	Children’s Place Retail Stores, Inc. (The) *	224,420
5,510	CST Brands, Inc. *	162,545
		386,965
	SAVINGS & LOANS - 2.5%
11,770	Capitol Federal Financial, Inc.	144,065
5,760	First Defiance Financial Corp.	141,178
		285,243
	SEMICONDUCTORS - 5.7%
25,740	Entegris, Inc. *	241,956
10,238	OmniVision Technologies, Inc. *	158,177
33,680	Photronics, Inc. *	245,191
		645,324
	TELECOMMUNICATIONS - 1.6%
4,810	NICE Systems Ltd. - ADR	182,780

	TRANSPORTATION - 3.8%
7,330	CAI International, Inc. *	160,674
6,233	Old Dominion Freight Line, Inc. *	270,637
		431,311

	TOTAL COMMON STOCK (Cost - $8,627,918)	10,885,198

	SHORT-TERM INVESTMENTS - 3.3%
380,645	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $380,645)	380,645

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2013

	COLLATERAL FOR SECURITIES LOANED - 1.0%
111,494	BNY Mellon Overnight Government Fund
	(Cost - $111,494) +	111,494

	TOTAL INVESTMENTS - 100.0% (Cost - $9,120,057)(a)	$11,377,337

	OTHER ASSETS AND LIABILITIES - 0.0%	(316)

	TOTAL NET ASSETS - 100.0%	$11,377,021

* Non-income producing securities.

+ Fund sold NII Holdings on 8/30/13 for settlement on 9/15/13.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $9,122,291 differs from market

Unrealized appreciation:	$2,527,835
Unrealized depreciation:	(272,789)
Net unrealized appreciation:	$2,255,046

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO
August 31, 2013

Shares		Value
	COMMON STOCK - 98.0%
	AGRICULTURE - 3.4%
3,130	Imperial Tobacco Group PLC	$103,289
1,570	Philip Morris International, Inc.	131,001
		234,290
	AUTO MANUFACTURERS - 1.9%
3,590	Honda Motor Co. Ltd.	128,779

	AUTO PARTS & EQUIPMENT - 2.7%
2,500	Bridgestone Corp.	81,634
7,560	NGK Insulators Ltd.	104,262
		185,896
	BANKS - 17.1%
1,593	BNP Paribas SA	99,691
4,548	Credit Suisse Group AG	130,875
7,850	DBS Group Holdings Ltd.	96,891
2,040	Deutsche Bank AG - ADR	88,577
7,690	HSBC Holdings PLC	80,523
7,651	Itau Unibanco Holding SA - ADR	93,113
3,590	National Australia Bank Ltd.	103,173
1,552	Qatar National Bank SAQ	71,378
17,010	Resona Holdings, Inc.	80,751
6,200	Sberbank of Russia - ADR	65,348
5,665	Standard Chartered PLC	126,363
30,100	Sumitomo Mitsui Trust Holdings, Inc.	130,049
		1,166,732
	BUILDING MATERIALS - 1.0%
21,000	Anhui Conch Cement Co. Ltd.	67,527

	CHEMICALS - 2.5%
1,556	Industries Qatar QSC	65,566
15,860	Taiyo Nippon Sanso Corp.	103,345
		168,911
	COMPUTERS - 2.2%
1,210	Cap Gemini SA	66,153
88,000	Lenovo Group Ltd.	84,860
		151,013
	COSMETICS/PERSONAL CARE - 0.8%
3,070	Natura Cosmeticos SA	57,837

	DIVERSIFIED FINANCIAL SERVICES - 4.3%
18,960	Intermediate Capital Group PLC	128,411
2,780	Mirae Asset Securities Co. Ltd.	79,406
29,200	Old Mutual PLC	81,782
		289,599
	ELECTRICAL COMPONENTS & EQUIPMENT - 1.3%
28,060	Zhuzhou CSR Times Electric Co. Ltd.	88,112

	ELECTRONICS - 1.0%
20,564	Premier Farnell PLC	70,534

	ENGINEERING & CONSTRUCTION - 1.0%
15,380	Carillion PLC	68,262

	ENVIRONMENTAL CONTROL - 0.7%
9,000	Cleanaway Co. Ltd.	49,462

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2013

Shares		Value
	FOOD - 7.1%
66,764	First Pacific Co. Ltd.	$69,042
1,790	Metro AG	65,469
2,050	Nestle SA	133,937
6,211	Pinar SUT Mamulleri Sanayii AS	46,075
12,600	Tesco PLC	71,489
2,600	Unilever NV	97,645
		483,657
	HEALTHCARE-PRODUCTS - 1.6%
584	Straumann Holding AG	106,392

	INSURANCE - 3.8%
3,880	AXA SA	84,408
21,250	China Pacific Insurance Group Co. Ltd.	70,684
3,310	Tokio Marine Holdings, Inc.	101,281
		256,373
	MACHINERY-CONSTRUCTION & MINING - 1.5%
4,800	Komatsu Ltd.	104,299

	MACHINERY-DIVERSIFIED - 2.7%
1,860	Andritz AG	102,198
1,550	FLSmidth & Co. A/S	84,363
		186,561
	METAL FABRICATE/HARDWARE - 1.4%
1,620	Vallourec SA	96,939

	MINING - 4.5%
4,630	BHP Billiton PLC	134,430
6,280	Orica Ltd.	104,493
18,650	OZ Minerals Ltd.	69,745
		308,668
	MISCELLANEOUS MANUFACTURING - 1.5%
950	Siemens AG	100,434

	OFFICE/BUSINESS EQUIPMENT - 1.0%
950	Neopost SA	66,406

	OIL & GAS - 5.8%
51,920	CNOOC Ltd.	102,658
9,370	Precision Drilling Corp.	92,127
1,903	Total SA	105,185
2,160	Transocean Ltd.	97,481
		397,451
	OIL & GAS SERVICES - 1.5%
6,470	AMEC PLC	103,994

	PHARMACEUTICALS - 5.4%
6,240	Meda AB	68,592
3	Roche Holding AG - ADR	187
503	Roche Holding AG	125,172
700	Sanofi	66,961
2,740	Teva Pharmaceutical Industries Ltd. - ADR	104,723
		365,635
	REAL ESTATE - 2.0%
34,100	Chailease Holding Co. Ltd.	68,865
23,000	China Overseas Land & Investment Ltd.	68,251
		137,116

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2013

Shares		Value
	RETAIL - 2.7%
51,268	Debenhams PLC	$84,965
1,430	Matas A/S *	33,887
1,980	Yamada Denki Co. Ltd.	62,391
		181,243
	SEMICONDUCTORS - 1.1%
6,000	MediaTek, Inc.	73,223

	SOFTWARE - 4.2%
3,970	Capcom Co. Ltd.	68,199
14,680	Playtech Plc	153,666
78,547	Travelsky Technology Ltd.	63,132
		284,997
	TELECOMMUNICATIONS - 6.6%
10,930	Deutsche Telekom AG	139,671
1,910	Nippon Telegraph & Telephone Corp.	96,942
8,230	Tele2 AB	103,246
34,000	Vodafone Group PLC	109,342
		449,201
	TEXTILES - 2.4%
53,039	Texwinca Holdings Ltd.	50,042
19,000	Toray Industries, Inc.	116,133
		166,175
	WATER - 1.3%
6,040	Suez Environnement Co.	89,847

	TOTAL COMMON STOCK (Cost - $6,580,612)	6,685,565

	STOCK RIGHTS - 0.0%
	FOOD - 0.0%
2,600	Unilever NV RTS 9/3/13	0

	SHORT-TERM INVESTMENTS - 1.2%
79,550	Milestone Treasury Obligations Portfolio
	(Cost - $79,550)	79,550

	TOTAL INVESTMENTS - 99.2% (Cost - $6,660,162)(a)	$6,765,115

	OTHER ASSETS AND LIABILITIES - 0.8%	59,085

	TOTAL NET ASSETS - 100.0%	$6,824,200

* Non-income producing securities.

ADR - American Depositary Receipt

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $6,739,603 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$468,988
Unrealized depreciation:	(443,476)
Net unrealized depreciation:	$25,512

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO
August 31, 2013

Shares		Value
	COMMON STOCK - 98.0%
	BIOTECHNOLOGY - 6.4%
10,700	Amgen, Inc.	$1,165,658

	DISTRIBUTION/WHOLESALE - 0.6%
3,200	Owens & Minor, Inc.	109,152

	ELECTRONICS - 7.1%
12,700	Agilent Technologies, Inc.	592,328
7,000	Waters Corp. *	691,950
		1,284,278
	HEALTHCARE-PRODUCTS - 31.1%
7,600	Becton Dickinson & Co.	740,088
68,300	Boston Scientific Corp. *	722,614
7,800	CareFusion Corp. *	279,630
4,200	Covidien PLC	249,480
7,800	CR Bard, Inc.	895,986
11,400	Greatbatch, Inc. *	387,258
11,000	Medtronic, Inc.	569,250
10,000	Patterson Cos, Inc.	398,800
6,600	Stryker Corp.	441,474
4,600	Techne Corp.	356,546
7,300	Zimmer Holdings, Inc.	577,357
		5,618,483
	HEALTHCARE-SERVICES - 4.7%
3,500	UnitedHealth Group, Inc.	251,090
7,000	WellPoint, Inc.	595,980
		847,070
	PHARMACEUTICALS - 48.1%
14,500	AmerisourceBergen Corp.	825,340
15,000	AstraZeneca PLC - ADR	738,150
17,300	Cardinal Health, Inc.	869,844
14,900	Eli Lilly & Co.	765,860
11,900	GlaxoSmithKline PLC - ADR	605,591
7,000	Johnson & Johnson	604,870
525	Mallinckrodt PLC *	22,917
5,600	McKesson Corp.	679,896
13,000	Merck & Co., Inc.	614,770
8,200	Novartis AG - ADR	598,436
4,000	Omnicare, Inc.	217,480
24,777	Pfizer, Inc.	698,959
38,726	PharMerica Corp. *	476,330
10,808	Sanofi - ADR	516,406
14,575	Targacept, Inc. *	74,624
10,200	Teva Pharmaceutical Industries Ltd. -ADR	389,844
		8,699,317

	TOTAL COMMON STOCK (Cost - $12,566,588)	17,723,958

	SHORT-TERM INVESTMENTS - 1.7%
301,193	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $301,193)	301,193

	TOTAL INVESTMENTS - 99.7% (Cost - $12,867,781)(a)	$18,025,151

	OTHER ASSETS AND LIABILITIES - 0.3%	50,502

	TOTAL NET ASSETS - 100.0%	$18,075,653

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO (Continued)
August 31, 2013

* Non-income producing securities.

ADR - American Depositary Receipt

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $12,918,306 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$5,223,871
Unrealized depreciation:	(117,026)
Net unrealized appreciation:	$5,106,845

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO
August 31, 2013

Shares		Value
	COMMON STOCK - 93.8%
	AEROSPACE/DEFENSE - 3.5%
20,010	Northrop Grumman Corp.	$1,846,323

	BIOTECHNOLOGY - 1.0%
6,540	Illumina, Inc. *	509,074

	COMMERCIAL SERVICES - 2.8%
7,500	Alliance Data Systems Corp. *	1,467,750

	COMPUTERS - 27.2%
17,360	Accenture PLC	1,254,260
12,154	Apple, Inc.	5,919,606
9,960	Cognizant Technology Solutions Corp. *	730,068
53,850	Dell, Inc.	741,515
50,653	EMC Corp.	1,305,834
4,710	International Business Machines Corp.	858,492
21,250	Lexmark International, Inc.	725,900
33,749	Logitech International SA - ADR +	246,705
7,000	NetApp, Inc.	290,780
45,800	Unisys Corp. *	1,152,328
19,500	Western Digital Corp.	1,209,000
		14,434,488
	DIVERSIFIED FINANCIAL SERVICES - 2.8%
8,422	Visa, Inc.	1,468,965

	ELECTRONICS - 2.5%
13,419	InvenSense, Inc. * +	239,798
11,500	Itron, Inc. *	430,790
26,637	Trimble Navigation Ltd. *	672,584
		1,343,172
	INTERNET - 16.5%
2,180	Amazon.com, Inc. *	612,537
27,957	Angie’s List, Inc. * +	585,979
6,049	Baidu, Inc. - ADR *	819,821
9,084	eBay, Inc. *	454,109
22,114	Facebook, Inc. *	912,866
1,440	Google, Inc. *	1,219,536
9,583	MercadoLibre, Inc. +	1,137,406
7,307	Shutterfly, Inc. *	379,672
7,006	Splunk, Inc. *	386,801
59,800	Symantec Corp.	1,531,478
2,986	Trulia, Inc. * +	123,979
8,586	Yelp, Inc. *	446,300
1,529	Zillow, Inc. *	147,472
		8,757,956
	MACHINERY-DIVERSIFIED - 0.5%
2,910	Rockwell Automation, Inc.	282,939

	REITS - 0.7%
5,523	American Tower Corp.	383,793

	SEMICONDUCTORS - 12.1%
7,978	Analog Devices, Inc.	369,222
17,900	Applied Materials, Inc.	268,679
6,206	Cree, Inc. *	344,371
14,500	Intel Corp.	318,710
16,620	KLA-Tencor Corp.	916,593
5,430	Lam Research Corp. *	253,418

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Continued)
August 31, 2013

Shares		Value
	SEMICONDUCTORS - 12.1% (Continued)
33,000	Marvell Technology Group Ltd.	$399,630
19,551	QLogic Corp. *	207,045
22,957	QUALCOMM, Inc.	1,521,590
13,542	Texas Instruments, Inc.	517,304
30,620	Xilinx, Inc.	1,329,520
		6,446,082
	SOFTWARE - 16.6%
2,707	Athenahealth, Inc. *	285,561
48,000	CA, Inc.	1,404,000
17,290	Check Point Software Technologies Ltd. *	969,450
5,000	Cvent, Inc. *	178,050
4,808	Guidewire Software, Inc. *	220,976
3,749	Interactive Intelligence Group, Inc. *	220,816
47,463	Microsoft Corp.	1,585,264
24,000	Oracle Corp.	764,640
9,943	Red Hat, Inc. *	502,320
13,720	Salesforce.com, Inc. *	674,064
146	Tableau Software, Inc. *	10,557
2,276	Ultimate Software Group, Inc. *	319,118
20,331	Vmware, Inc. *	1,710,854
		8,845,670
	TELECOMMUNICATIONS - 7.6%
33,670	Amdocs Ltd.	1,241,076
12,031	AT&T, Inc.	407,009
18,142	Ciena Corp. *	361,389
59,100	Cisco Systems, Inc.	1,377,621
5,570	Crown Castle International Corp. *	386,669
7,016	Ubiquiti Networks, Inc.	245,981
		4,019,745

	TOTAL COMMON STOCK (Cost - $38,701,308)	49,805,957

	SHORT-TERM INVESTMENTS - 6.5%
3,433,158	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $3,433,158)	$3,433,158

	COLLATERAL FOR SECURITIES LOANED - 3.7%
1,976,473	BNY Mellon Overnight Government Fund	1,976,473
	(Cost - $1,976,473)

	TOTAL INVESTMENTS - 104.0% (Cost - $44,110,939) (a)	$55,215,588

	OTHER ASSETS AND LIABILITIES - (4.0%)	(2,145,350)

	TOTAL NET ASSETS - 100.0%	$53,070,238

* Non-income producing securities.

+ All or a portion of the security is on loan.

ADR - American Depositary Receipt

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $44,273,173 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$11,449,496
Unrealized depreciation:	(507,081)
Net unrealized appreciation:	$10,942,415

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO
August 31, 2013

Shares		Value
	COMMON STOCK - 97.8%
	BUILDING MATERIALS - 2.1%
1,848	Vulcan Materials Co.	$88,334

	CHEMICALS - 10.4%
3,165	Dow Chemical Co. (The)	118,371
2,626	LyondellBasell Industries	184,214
1,166	Praxair, Inc.	136,888
		439,473
	COAL - 3.3%
4,527	CONSOL Energy, Inc.	141,378

	ELECTRIC - 5.8%
2,241	FirstEnergy Corp.	83,970
2,426	National Fuel Gas Co.	158,369
		242,339
	MINING - 0.8%
1,187	Freeport-McMoRan Copper & Gold, Inc.	35,871

	OIL & GAS - 57.2%
1,556	Anadarko Petroleum Corp.	142,250
6,281	BG Group PLC	119,255
3,039	BP PLC - ADR	125,511
4,406	Cabot Oil & Gas Corp.	172,407
1,551	Chevron Corp.	186,787
2,922	Cobalt International Energy, Inc. *	71,297
1,068	EOG Resources, Inc.	167,729
1,880	Exxon Mobil Corp.	163,861
2,094	Hess Corp.	156,736
5,164	Marathon Oil Corp.	177,778
3,358	Noble Corp.	124,918
2,771	Noble Energy, Inc.	170,223
749	Occidental Petroleum Corp.	66,069
9,712	Ophir Energy PLC *	48,466
2,486	Royal Dutch Shell PLC - ADR	160,571
1,459	SM Energy Co.	99,679
2,460	Transocean Ltd.	111,020
3,987	Valero Energy Corp.	141,658
		2,406,215
	OIL & GAS SERVICES - 12.3%
2,301	Cameron International Corp. *	130,674
4,118	Halliburton Co.	197,664
2,333	Schlumberger Ltd.	188,833
		517,171
	PACKAGING & CONTAINERS - 3.9%
5,726	Sealed Air Corp.	162,618

	PIPELINES - 2.0%
2,229	Kinder Morgan, Inc.	84,546

	TOTAL COMMON STOCK (Cost - $3,211,576)	4,117,945

	SHORT-TERM INVESTMENTS - 0.1%
2,446	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $2,446)	2,446

	TOTAL INVESTMENTS - 97.9% (Cost - $3,214,022)(a)	$4,120,391

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO (Continued)
August 31, 2013

OTHER ASSETS AND LIABILITIES - 2.1%	$89,125

TOTAL NET ASSETS - 100.0%	$4,209,516

* Non-income producing securities.

ADR - American Depositary Receipt

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $3,230,176 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,010,896
Unrealized depreciation:	(120,681)
Net unrealized appreciation:	$890,215

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO
August 31, 2013

Shares		Value
	COMMON STOCK - 95.5%
	BANKS - 48.0%
4,352	Barclays PLC	$19,082
1,842	Citigroup, Inc.	89,024
1,736	Fifth Third Bancorp	31,752
295	First Republic Bank	13,063
470	Goldman Sachs Group, Inc. (The)	71,501
4,532	HSBC Holdings PLC	47,407
1,408	JPMorgan Chase & Co.	71,146
442	M&T Bank Corp.	50,096
485	PacWest Bancorp	16,126
657	PNC Financial Services Group, Inc.	47,481
1,209	Standard Chartered PLC	26,958
580	State Street Corp.	38,698
1,068	SunTrust Banks, Inc.	34,197
530	Texas Capital Bancshares, Inc. *	23,362
1,193	UBS AG	23,066
1,972	U.S. Bancorp	71,248
2,230	Wells Fargo & Co.	91,608
		765,815
	DIVERSIFIED FINANCIAL SERVICES - 17.6%
3,889	Aberdeen Asset Management PLC	21,195
803	American Express Co.	57,744
412	Ameriprise Financial, Inc.	35,494
211	BlackRock, Inc.	54,928
840	Discover Financial Services	39,690
699	Franklin Resources, Inc.	32,266
1,308	Invesco, Ltd.	39,711
		281,028
	INSURANCE - 23.2%
753	ACE Ltd.	66,053
1,187	American International Group, Inc. *	55,148
1,002	Berkshire Hathaway, Inc. *	111,442
1,060	MetLife, Inc.	48,961
726	Travelers Co., Inc. (The)	58,007
1,001	Unum Group	29,560
		369,171
	REITS - 5.2%
323	Alexandria Real Estate Equities, Inc.	19,919
371	Digital Realty Trust, Inc.	20,628
292	Simon Property Group, Inc.	42,524
		83,071
	SAVINGS & LOANS - 1.5%
1,612	People’s United Financial, Inc.	22,923

	TOTAL COMMON STOCK (Cost - $1,090,519)	1,522,008

	SHORT-TERM INVESTMENTS - 3.3%
52,605	Milestone Treasury Obligations Portfolio, Institutional Class	52,605
	(Cost - $52,605)

	TOTAL INVESTMENTS - 98.8% (Cost - $1,143,124) (a)	$1,574,613

	OTHER ASSETS AND LIABILITIES - 1.2%	19,606

	TOTAL NET ASSETS - 100.0%	$1,594,219

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO (Continued)
August 31, 2013

* Non-income producing securities.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,145,584 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$443,973
Unrealized depreciation:	(14,944)
Net unrealized appreciation:	$429,029

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO
August 31, 2013

Principal		Value
	U.S. GOVERNMENT AND AGENCIES - 50.5%
	FEDERAL HOME LOAN MORTGAGE CORPORATION - 15.0%
$250,000	4.750%, 11/17/15 +	$273,116
800,000	5.125%, 10/18/16 +	902,182
		1,175,298
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 11.6%
500,000	4.125%, 4/15/14 +	512,262
375,000	5.00%, 4/15/15 +	402,960
		915,222
	U.S. TREASURY NOTES - 23.9%
100,000	2.25%, 5/31/14	101,570
550,000	0.25%, 2/28/15	549,828
200,000	4.125%, 5/15/15	212,820
300,000	4.25%, 8/15/15	322,418
360,000	4.625%, 2/15/17	404,241
300,000	2.00%, 2/15/22	287,578
		1,878,455

	TOTAL U.S. GOVERNMENT AND AGENCIES (Cost - $3,842,845)	3,968,975

	CORPORATE BONDS AND NOTES - 48.1%
	BANKS - 4.5%
325,000	BB&T Corp., 4.90%, 6/30/17	353,141

	BEVERAGES - 1.5%
117,000	Diageo Capital PLC, 1.50%, 5/11/17	115,929

	CHEMICALS - 4.1%
315,000	Dow Chemical Co., 4.125%, 11/15/21	320,249

	DIVERSIFIED FINANCIAL SERVICES - 5.6%
100,000	American Express Credit Corp., 2.8% 9/19/16	104,344
303,000	General Electric Cap Corp., 5.50%, 1/8/20	340,312
		444,656
	GAS - 1.3%
100,000	Southern California Gas Co., 5.50%, 3/15/14	102,595

	HEALTHCARE-PRODUCTS-4.3%
325,000	CR Bard, Inc. 2.875, 1/15/16	336,657

	INSURANCE - 7.0%
150,000	Berkshire Hathaway, Inc., 1.90%, 1/31/17	151,845
275,000	PartnerRe Finance B LLC, 5.50%, 6/1/20	299,153
85,000	Prudential Financial, Inc., 6.00%, 12/1/17	97,861
		548,859
	MISCELLANEOUS MANUFACTURING - 3.5%
240,000	Cooper U.S., Inc., 6.10%, 7/01/17	271,978

	OIL & GAS - 1.6%
125,000	Occidental Petroleum Corp., 1.75% 2/15/17	125,010

	OIL & GAS SERVICES - 3.5%
220,000	Weatherford International Ltd., 9.625%, 3/1/19	276,767

	PHARMACEUTICALS - 4.5%
100,000	Cardinal Health, Inc., 1.90%, 6/15/17	99,177
250,000	Schering Plough Corporation, 5.30%, 12/1/13	252,845
		352,022

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (Continued)
August 31, 2013

Principal		Value
	REGIONAL - 2.3%
$200,000	Province of Ontario Canada, 2.45%, 6/29/22	$186,080

	REITS - 4.4%
325,000	Health Care REIT, Inc., 5.875%, 5/15/15	349,983

	TOTAL CORPORATE BONDS AND NOTES (Cost - $3,629,123)	3,783,926

Shares
	SHORT-TERM INVESTMENTS - 0.5%
36,303	Milestone Treasury Obligation Portfolio, Institutional Class	36,303
	(Cost - $36,303)

	COLLATERAL FOR SECURITIES LOANED - 27.0%
2,125,078	BNY Mellon Overnight Government Fund	2,125,078
	(Cost - $2,125,078)

	TOTAL INVESTMENTS - 126.1% (Cost - $9,633,349)(a)	$9,914,282

	OTHER ASSETS AND LIABILITIES - (26.1)%	(2,042,726)

	TOTAL NET ASSETS - 100.0%	$7,871,556

+ All or a portion of the security is on loan.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $9,633,349 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$317,460
Unrealized depreciation:	(36,527)
Net unrealized appreciation:	$280,933

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO
August 31, 2013

Principal		Value
	MUNICIPAL BONDS - 98.2%
	ALASKA - 5.8%
	Education - 5.8%
$75,000	City of Anchorage Schools, Series A, 5.00%, 10/1/20	$81,601

	CALIFORNIA - 5.8%
	Education - 5.8%
75,000	Alvord Unified School District, Series A, 5.90%, 2/1/20, MBIA	82,771

	DELAWARE - 7.9%
	General Obligation - 7.9%
40,000	County of New Castle DE, 4.00%, 7/15/2021	43,630
65,000	District of Columbia, Income Tax Secure Revenue, 5.00%, 12/1/14	68,808
		112,438
	FLORIDA - 6.1%
	Education - 6.1%
75,000	Florida State Board of Education, 5.00%, 1/1/18	85,640

	IOWA - 3.6%
	Education - 3.6%
50,000	University of Iowa Revenue, 3.50%, 7/1/22	51,313

	KENTUCKY - 5.4%
	Education - 5.4%
75,000	Mercer County School District Finance Corp. School Building Revenue, 4.125%, 5/1/23	75,924

	LOUISIANA - 5.3%
	General Obligation - 5.3%
65,000	State of Louisiana Unref Bal- Ser, 5.00%, 9/1/19	75,556

	MAINE - 4.7%
	Education - 4.7%
65,000	University of Maine System Revenue, 4.50%, 3/1/26	66,197

	MICHIGAN - 2.9%
	Education - 2.9%
40,000	Ann Arbor School District, 5.00%, 5/1/20	41,252

	MISSOURI - 4.0%
	Education - 4.0%
50,000	Kirksville R-III School District, 5.00%, 3/1/20	56,135

	NEW YORK - 10.2%
	Education - 6.3%
90,000	Dunkirk City School, 3.50%, 6/15/23	89,041
	General Obligation - 3.9%
40,000	New York State Dormitory Authority, 5.00%, 12/15/16	45,354
10,000	City of New York NY, 5.00%, 12/1/13	10,114
		55,468
	NORTH CAROLINA - 3.7%
	Water/Sewer-3.7%
50,000	Wilmington, NC Water & Sewer System Revenue, 5.00%, 6/1/23	52,488

	NORTH DAKOTA - 3.1%
	General Obligation - 3.1%
40,000	City of Fargo, 4.25%, 5/1/16	43,475

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (Continued)
August 31, 2013

Principal		Value
	SOUTH CAROLINA - 1.9%
	General Obligation - 1.9%
$25,000	State of South Carolina, Economy Development, 4.50%, 12/1/14	$26,313

	SOUTH DAKOTA - 6.4%
	General Obligation - 6.4%
65,000	Heartland Consumers Power District Electric, Revenue - Escrowed to Maturity, 6.00%, 1/1/17, FSA	68,898
20,000	Heartland Consumers Power District Electric, Revenue - Unrefunded Portion, 6.00%, 1/1/17, FSA	21,864
		90,762

	TEXAS - 3.6%
	Water/Sewer-3.6%
50,000	State Water Assistance, Series A, 4.50%, 8/1/22	50,807

	UTAH - 6.2%
	General Obligation - 6.2%
85,000	Salt Lake County Utah, 3.00%, 12/15/20	87,205

	WASHINGTON - 6.2%
	Water/Sewer-6.2%
80,000	County of King WA Sewer Revenue, 4.00%, 1/1/2020	87,810

	WEST VIRGINIA - 5.4%
	Housing - 5.4%
75,000	West Virginia Economic Development Authority - Series A, 4.00%, 6/15/26, MBIA	75,751

	TOTAL MUNICIPAL BONDS (Cost - $1,367,219)	1,387,947

Shares
	SHORT-TERM INVESTMENTS - 0.3%
4,067	Milestone Treasury Obligations Portfolio	4,067
	(Cost - $4,067)

	TOTAL INVESTMENTS - 98.5% (Cost - $1,371,286) (a)	$1,392,014

	OTHER ASSETS AND LIABILITIES - 1.5%	21,704

	TOTAL NET ASSETS - 100.0%	$1,413,718

AMBAC - Insured by AMBAC Indemnity Corporation
MBIA - Insured by Municipal Bond Insurance Association
FSA - Insured by Federal Security Assurance

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,371,286 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$27,561
Unrealized depreciation:	(6,833)
Net unrealized appreciation:	$20,728

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
August 31, 2013

Principal		Value
	U.S. GOVERNMENT AND AGENCIES - 18.4%
	FEDERAL HOME LOAN BANK DISCOUNT NOTE - 9.2%
$1,000,000	To yield 0.15%, 4/23/14	$1,000,118

	U.S. TREASURY NOTES -9.2%
1,000,000	To yield 1.00%, 1/15/14	1,003,084

	TOTAL U.S. GOVERNMENT AND AGENCIES (Cost - $2,003,202)	2,003,202

	REPURCHASE AGREEMENT - 81.6%
8,881,000	Merrill Lynch Repo, 0.003%, due 9/3/13 with a full maturity value of $8,881,030	8,881,000
	(Fully collateralized by $8,614,100 U.S. Treasury Note, 2.25% due 03/31/16 with a
	full maturity value of $9,058,710)
	(Cost - $8,881,000)

	TOTAL INVESTMENTS - 100.0% (Cost - $10,884,202) (a)	$10,884,202

	OTHER ASSETS AND LIABILITIES - 0.0%	4,300

	TOTAL NET ASSETS - 100.0%	$10,888,502

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,884,202.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO
August 31, 2013

Shares		Value
	COMMON STOCK - 14.2%
	AIRLINES - 1.9%
14,725	Delta Air Lines, Inc.	$290,524
15,357	United Continental Holdings, Inc. *	437,060
		727,584
	AUTO MANUFACTURERS - 1.8%
20,100	General Motors Co. *	685,008

	BANKS - 0.8%
27,916	Royal Bank of Scotland Group PLC - ADR *	288,372

	CHEMICALS - 0.4%
3,381	Axiall Corp.	135,341

	COMMERCIAL SERVICES - 0.4%
2,500	United Rentals, Inc. *	136,925

	COMPUTERS - 1.8%
1,403	Apple, Inc.	683,331

	COSMETICS/PERSONAL CARE - 1.8%
30,381	Revlon, Inc. *	679,927

	HOME BUILDERS - 0.3%
25,000	Hovnanian Enterprises, Inc. *	128,750

	INSURANCE - 0.7%
5,985	American International Group, Inc. *	278,063

	LODGING - 0.5%
16,500	Boyd Gaming Corp. *	199,980

	MINING - 0.4%
4,575	Freeport-McMoRan Copper & Gold, Inc.	138,257

	OIL & GAS - 0.4%
3,974	Valero Energy Corp.	141,196

	REITS - 0.8%
27,600	iStar Financial, Inc. *	305,808

	RETAIL - 1.9%
6,825	Jos A Bank Clothiers, Inc. *	271,499
11,685	Steinway Musical Instruments, Inc. *	470,438
		741,937
	TELECOMMUNICATIONS - 0.5%
2,880	Loral Space & Communications, Inc.	190,397

	TOTAL COMMON STOCK (Cost - $5,240,562)	5,460,876

	EXCHANGE TRADED FUNDS - 1.0%
	EQUITY FUND - 1.0%
475	iShares MSCI Canada ETF	13,010
675	iShares MSCI EAFE ETF	39,940
265	iShares MSCI Emerging Markets ETF	10,081
980	iShares MSCI Germany ETF	25,127
1,405	iShares Russell 2000 ETF	141,034
500	Powershares QQQ Trust Series 1	37,730
195	SPDR Dow Jones Industrial Average ETF Trust	28,842
535	SPDR S&P 500 ETF Trust	87,553
	TOTAL EXCHANGE TRADED FUNDS (Cost - $385,240)	383,317

See accompanying notes to consolidated financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Continued)
August 31, 2013

Principal		Value
	CORPORATE BONDS AND NOTES - 23.8%
	ADVERTISING - 0.1%
$50,000	Lamar Media Corp., 5.00%, 5/1/23	$46,375

	AGRICULTURE - 0.2%
75,000	Alliance One International, Inc., 9.875%, 7/15/21 (a)	70,500

	AIRLINES - 0.3%
50,000	United Airlines 2013-1 Class A Pass Through Trust, 4.30%, 8/15/25	49,125
25,000	United Airlines 2013-1 Class A Pass Through Trust, 5.375%, 8/15/21	24,656
50,000	US Airways Group Inc., 6.125%, 6/1/18	45,375
		119,156
	AUTO MANUFACTURERS - 0.3%
125,000	Jaguar Land Rover Automotive PLC, 5.625, 2/1/23 (a)	120,312

	AUTO PARTS & EQUIPMENT - 0.1%
40,000	TRW Automotive, Inc., 7.00%, 3/15/14 (a)	41,000

	BANKS - 0.4%
50,000	CIT Group, Inc., 5.25%, 4/1/14 (a)	50,937
100,000	CIT Group, Inc., 5.00%, 8/1/23	93,651
25,000	Ally Financial, Inc., 3.125%, 1/15/16	25,007
		169,595
	CHEMICALS - 1.1%
200,000	Nitrogenmuvek ZRT, 7.875%, 5/21/20 (a)	184,000
155,000	Chemtura Corp., 5.75%,7/15/21	153,062
75,000	Nova Chemicals Corp., 5.25%, 8/1/23 (a)	74,437
		411,499
	COAL - 0.1%
38,000	Foresight Energy, 7.875%, 8/15/21 (a)	37,810

	COMMERCIAL SERVICES - 0.8%
100,000	Sotheby’s Holdings, Inc., 5.25%, 10/1/22 (a)	94,500
150,000	WEX, Inc., 4.75%, 2/1/23 (a)	136,500
25,000	Live Nation Entertainment, Inc., 7.00%, 9/1/20 (a)	26,000
20,000	PHH Corp, 7.375%, 9/1/19	21,250
50,000	Rent A Center, Inc., 4.75%, 5/1/21 (a)	46,250
		324,500
	COMPUTERS - 0.7%
223,000	Sungard Data Systems, Inc., 4.875%, 1/15/14	224,673
50,000	Seagate HDD Cayman, 4.75%, 6/1/23 (a)	46,125
		270,798
	DIVERSIFIED FINANCIAL SERVICES - 2.9%
50,000	General Motors Financial Co., 3.25%, 5/15/18 (a)	48,000
175,000	General Motors Financial Co., 4.25%, 5/15/23 (a)	157,500
150,000	Jefferies Loancore, 6.875%, 6/1/20 (a)	147,375
25,000	Springleaf Finance Corp., 6.00%, 6/1/20 (a)	23,188
25,000	E Trade Financial Corp., 6.75%, 6/1/16 (a)	26,438
75,000	Intl Lease Finance Corp., 5.625%, 9/20/13 (a)	75,000
50,000	Stearns Holdings, Inc., 9.375%, 8/15/20 (a)	51,250
25,000	Nationstar Mort/Cap Corp., 9.625%, 5/1/19	28,000
25,000	Nationstar Mort/Cap Corp., 6.50%, 6/1/22	23,938
50,000	Nationstar Mort/Cap Corp., 6.50%, 8/1/18	50,500
150,000	Nuveen Investments Cl A, 5.50%, 9/15/15	148,500
95,000	Nuveen Investments Cl A, 9.125%, 10/15/17 (a)	93,575
250,000	East Lane RE Ltd., 5.765%, 3/14/14 (a)	252,300
		1,125,564
	ELECTRIC - 0.1%
50,000	NRG Energy, Inc., 7.625%, 1/15/18	55,375

See accompanying notes to consolidated financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Continued)
August 31, 2013

Principal		Value
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
$87,000	WireCo WorldGroup, Inc., 9.50%, 5/15/17	$90,045

	ENTERTAINMENT - 0.4%
75,000	CCM Merger, Inc., 9.125%, 5/1/19 (a)	78,375
75,000	Regal Entertainment Group A, 5.75%, 2/1/25	69,000
		147,375
	FOOD - 1.3%
25,000	Land O Lakes, Inc., 6.00%, 11/15/22 (a)	25,438
50,000	Sun Merger Sub, Inc., 5.25%, 8/1/18 (a)	50,188
50,000	Sun Merger Sub, Inc., 5.875%, 8/1/21 (a)	49,875
200,000	Hawk Acquisition Sub, Inc., 4.25%, 10/15/20 (a)	189,000
94,000	Pinnacle Foods Finance, 4.875%, 5/1/21 (a)	87,420
75,000	Ingles Markets, Inc., 5.75%, 6/15/23 (a)	73,313
25,000	Supervalu Incorporated, 6.75%, 6/1/21 (a)	23,969
		499,203
	FOREST PRODUCTS & PAPER - 0.2%
50,000	Neenah Paper, Inc., 5.25%, 5/15/21 (a)	47,500
25,000	Resolute Forest Products, 5.875%, 5/15/23 (a)	21,938
		69,438
	HEALTHCARE-PRODUCTS - 0.1%
25,000	ConvaTec Finance International SA, 8.25%, 1/15/19 (a)	24,625

	HEALTHCARE-SERVICES - 1.2%
50,000	Community Health Systems, 7.125%, 7/15/20	50,500
150,000	Community Health Systems, 5.125%, 8/15/18	153,375
90,000	HCA-The Healthcare Company, 5.75%, 3/15/14	91,575
21,000	HCA-The Healthcare Company, 8.50%, 4/15/19	22,680
100,000	Select Medical Corp, 6.375%, 6/1/21 (a)	94,500
25,000	Tenet Healthcare Corporation, 6.25%, 11/1/18	26,406
25,000	Radnet Management, Inc., 10.375%, 4/1/18	26,500
		465,536
	HOLDING COMPANIES - 0.3%
100,000	Gardner Denver, Inc., 10.375%, 4/1/18 (a)	97,750

	HOME BUILDERS - 0.1%
25,000	DR Horton, Inc., 5.625%, 1/15/16	26,469
25,000	Woodside Homes CO LLC, 6.75%, 12/15/21 (a)	24,875
		51,344
	HOUSEHOLD PRODUCTS/WARES - 0.2%
67,000	Reynolds Group, 5.75%, 10/15/20	66,414

	INSURANCE - 0.2%
75,000	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 4/1/21 (a)	75,562

	INTERNET - 0.3%
25,000	Bankrate, Inc., 6.125%, 8/15/18 (a)	24,719
100,000	Verisign, Inc., 4.625%, 5/1/23 (a)	93,500
		118,219
	LEISURE TIME - 0.1%
25,000	Brunswick Corp., 4.625%, 5/15/21 (a)	23,312

See accompanying notes to consolidated financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Continued)
August 31, 2013

Principal		Value
	LODGING - 1.9%
$250,000	Boyd Gaming Corp., 7.125%, 2/1/16	$252,813
150,000	MGM Resorts Intl., 5.875%, 2/27/14	153,000
125,000	Seminole Hard Rock Ent., 5.875%, 5/15/21 (a)	120,625
15,000	Wynn Las Vegas LLC, 5.375%, 3/15/22	14,813
225,000	Wynn Las Vegas LLC, 4.25%, 5/30/23 (a)	201,375
		742,626
	MEDIA - 1.9%
50,000	CCO Holdings LLC, 5.25%, 3/15/21 (a)	47,625
30,000	CCO Holdings LLC 5.75%, 1/15/24	27,825
100,000	Cogeco Cable Inc., 4.875% 5/1/20 (a)	96,000
230,000	Dish DBS Corp, 5.00%, 3/15/23	212,175
75,000	RCN Telecom Servies, 8.50%, 8/15/20 (a)	74,438
63,000	Wideopenwest Financial, 10.25%, 7/15/19	67,567
75,000	Expo Event Transco, Inc., 9.00%, 6/15/21 (a)	73,875
125,000	Univision Communications, Inc., 5.125%, 5/15/23 (a)	117,969
		717,474
	MINING - 0.1%
25,000	First Quantum Minerals Ltd., 7.25%, 10/15/19 (a)	23,750

	OIL & GAS - 1.5%
100,000	Berry Petroleum Co- Class A, 6.375%, 9/15/22	99,375
73,000	Denbury Resources, Inc., 4.625%, 7/15/23 (a)	65,152
75,000	Legacy Reserves, 6.625%, 12/1/21 (a)	71,250
50,000	MEM Prod Part LP, 7.625%, 5/1/21	48,250
100,000	Midstates Petro, Inc, 9.25%, 6/1/21 (a)	95,000
125,000	RKI Exp & Prod, 8.50%, 8/1/21 (a)	125,000
50,000	Whiting Petroleum, 7.00%, 2/1/14	51,000
25,000	Murphy Oil Corp., 6.00%, 8/15/23 (a)	24,812
		579,839
	OIL & GAS SERVICES - 0.1%
25,000	ION Geophysical Corp., 8.125%, 5/15/18 (a)	23,500

	PACKAGING & CONTAINERS - 0.8%
50,000	Boe Merger Corp., 9.5%, 11/1/17 (a)	53,000
240,000	Ball Corp., 4.00%, 11/15/23	214,200
50,000	Boe Intermediate Holdings, 9.00%, 11/1/17 (a)	51,000
		318,200
	PIPELINES - 0.7%
80,000	Markwest Energy, 4.50%, 7/15/23	72,800
25,000	Nustar Logistics LP, 6.75%, 2/1/21	25,160
50,000	Penn Virginia Resource, 6.50%, 5/15/21 (a)	47,000
30,000	Targa Resources Ptrs, 7.875%, 10/15/18	32,475
125,000	Targa Resources Ptrs, 4.25%, 11/15/23 (a)	110,625
		288,060
	REAL ESTATE - 0.3%
25,000	Crescent Resources, LLC, 10.25%, 8/15/17 (a)	26,875
76,000	Mattamy Group Corp., 6.50%, 11/15/20 (a)	74,670
		101,545
	REITS - 0.1%
25,000	Geo Group, Inc., 5.125%, 4/1/33(a)	23,000

See accompanying notes to consolidated financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Continued)
August 31, 2013

Principal		Value
	RETAIL - 0.9%
$70,000	L Brands, Inc., 5.25%, 11/1/14	$72,450
100,000	GRD Holding III Corp., 10.75%, 6/1/19 (a)	106,500
25,000	Tops Hldg Corp., 8.875%, 12/15/17 (a)	27,625
60,000	Radio Systems Corp., 8.375%, 11/1/19 (a)	64,950
50,000	DineEquity Inc., 9.50%, 10/30/18	55,625
		327,150
	SEMICONDUCTORS - 0.6%
50,000	Freescale Semiconductor, Inc., 5.00%, 5/15/21 (a)	47,375
200,000	NXP BV, 3.75%, 6/1/18 (a)	193,250
		240,625
	SOFTWARE - 0.7%
100,000	BMC Software Finance, Inc., 8.125%, 7/15/21 (a)	101,250
175,000	Healthcare Technology, Inc., 7.375%, 9/1/18 (a)	177,625
		278,875
	TELECOMMUNICATIONS - 2.2%
100,000	NII International Telecom SA, 7.875%, 8/15/19 (a)	94,250
25,000	T-Mobile US, Inc., 5.25%, 9/1/18 (a)	25,250
50,000	Intelsat Luxembourg SA, 6.75%, 6/1/18 (a)	51,750
25,000	Intelsat Jackson Holdings, 6.625%, 12/15/22 (a)	24,937
150,000	Intelsat Jackson Holdings, 5.50%, 8/1/23 (a)	139,125
150,000	Intelsat Jackson Holdings, 6.625%, 12/15/22 (a)	149,625
75,000	Neustar, Inc - Class A, 4.50%, 1/15/23	68,625
25,000	TW Telecom Holdings, Inc., 5.375%, 10/1/22 (a)	23,719
150,000	Alcatel-Lucent USA, Inc., 8.875%, 1/1/20 (a)	153,000
25,000	CenturyLink, Inc., 5.8%, 3/15/22	23,561
25,000	Windstream Corp., 7.875%, 11/1/17	27,750
55,000	Windstream Corp., 7.75%, 10/1/21 (a)	56,237
		837,829
	TEXTILES - 0.3%
125,000	SIWF Merger Sub, Inc., 6.25%, 6/1/21 (a)	123,437

	TOTAL CORPORATE BONDS AND NOTES (Cost - $9,441,527)	9,147,217

	U.S. GOVERNMENT - 7.2%
	U.S. TREASURY INFLATION PROTECTION SECURITIES - 4.6%
1,600,000	1.25%, 4/15/14	1,785,488

	U.S. TREASURY BOND - 2.6%
1,000,000	1.375%, 7/31/18	990,469

	TOTAL U.S. GOVERNMENT (Cost - $2,792,633)	2,775,957

Contracts#		Expiration Date	Exercise Price
	PUT OPTIONS* - 0.3%
17	Green Mountain Coffee Roasters	1/18/2014	$85.00	19,805
22	Herbalife Ltd.	2/22/2014	65.00	27,170
24	Lumber Liquidators Holdings	2/22/2014	110.00	43,680
6	Netflix, Inc.	1/18/2014	280.00	18,600
	TOTAL PUT OPTIONS (Cost - $115,029)			109,255
Shares
SHORT-TERM INVESTMENTS - 51.7%
MONEY MARKET FUND - 46.5%
17,849,800	Milestone Treasury Obligations Portfolio, Institutional Class	17,849,800

See accompanying notes to consolidated financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Continued)
August 31, 2013

Principal		Value
	U.S. GOVERNMENT - 5.2%
$2,000,000	United States Treasury Bill, to yield 0.0%, 11/14/13 *^	1,999,594
	TOTAL SHORT-TERM INVESTMENTS (Cost - $19,849,393)	19,849,394

	TOTAL INVESTMENTS - 98.2% (Cost - $37,824,384) (b)	$37,726,016

	OTHER ASSETS AND LIABILITIES - 1.8%	684,387

	TOTAL NET ASSETS - 100.0%	$38,410,402

* Non-income producing securities.

# Each contract is equivalent to 100 shares of common stock.

ADR - American Depositary Receipt

^ All or a portion of this security is segregated as collateral for open swap contracts.

(a) Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At August 30, 2013 these securities amounted to $6,420,255 or 16.7% of net assets.

(b) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $37,839,903 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$353,730
Unrealized depreciation:	(467,617)
Net unrealized depreciation:	$(113,887)

Long (Short)		Unrealized
Contracts		Gain/(Loss)
	OPEN LONG FUTURES CONTRACTS - (0.3)%
6	Gold Future +
	(Underlying Face Amount at Value $837,660)	$45,560
29	Euro-Bund Future
	(Underlying Face Amount at Value $5,381,211)	(114,005)
1	FTSE 100 Index
	(Underlying Face Amount at Value $91,957)	46
5	MSCI EAFE Index mini
	(Underlying Face Amount at Value $422,925)	(785)
1	Nasdaq 100 E-Mini
	(Underlying Face Amount at Value $61,460)	(355)
1	Russell Mini Future
	(Underlying Face Amount at Value $101,010)	250
43	US 10 Year Future
	(Underlying Face Amount at Value $5,344,083)	10,416
	NET UNREALIZED GAIN FROM OPEN LONG FUTURES CONTRACTS	$(58,873)

	OPEN SHORT FUTURES CONTRACTS - 0.9%
(4)	Crude Oil Future +	(4,240)
	(Underlying Face Amount at Value $422,840)
(8)	Copper Future +	15,300
	(Underlying Face Amount at Value $646,660)
(5)	DJIA Index Future Mini	(255)
	(Underlying Face Amount at Value $369,875)
(1)	Emerging Market Future	(180)
	(Underlying Face Amount at Value $45,865)
(75)	S&P E-Mini Future	100,050
	(Underlying Face Amount at Value $6,117,188)
(5)	Euro BTP Italian Govt Bond	10,976
	(Underlying Face Amount at Value $736,705)
(23)	OAT Euro Future	102,555
	(Underlying Face Amount at Value $4,009,636)
(1)	S&P/TSX 60 IX Future	758
	(Underlying Face Amount at Value $137,745)
	NET UNREALIZED GAIN FROM OPEN SHORT FUTURES CONTRACTS	$224,964

+ All or a portion of this investment is a holding of the James Alpha Cayman Commodity Fund I Ltd.

See accompanying notes to consolidated financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Continued)
August 31, 2013

	OPEN CREDIT DEFAULT SWAPS
Notional				Pay/Receive		Unrealized
Amount	Reference Entity	Counterparty	Expiration Date	Fixed Rate	Fixed Rate	Gain/(Loss)
1,200,000	CDX.NA.HY.20	JP Morgan Chase	6/20/2018	Pay	5.00%	14,130
200,000	CDX.NA.HY.20	JP Morgan Chase	6/20/2018	Pay	5.00%	(201)
2,000,000	French Republic	JP Morgan Chase	9/20/2016	Pay	0.25%	(15,512)
	Total Unrealized Gain/Loss from Open Credit Default Swaps					$(1,583)

 See accompanying notes to consolidated financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO
August 31, 2013

Shares		Value
	COMMON STOCK - 103.4%
	ASIA PACIFIC - 31.8%
	AUSTRALIA - 4.8%
478,500	GPT Group	$1,512,840
438,500	Westfield Group	4,327,052
387,900	Goodman Group	1,599,497
303,200	Westfield Retail Trust	788,487
		8,227,876
	HONG KONG - 14.4%
700,000	Hang Lung Properties Ltd.	2,188,995
1,200,000	Great Eagle Holdings Ltd.	4,108,476
630,000	Hongkong Land Holdings Ltd.	4,069,800
505,300	Sun Hung Kai Properties Ltd.	6,555,145
1,643,300	Link REIT	7,533,407
730,000	Champion REIT	328,536
		24,784,359
	JAPAN - 11.3%
178,000	Mitsubishi Estate Co. Ltd.	4,643,163
115,000	Mitsui Fudosan Co. Ltd.	3,638,425
327,500	Tokyu Land Corp.	3,050,082
325	Nippon Building Fund, Inc.	3,543,407
365	Japan Real Estate Investment Corp.	3,890,259
581	GLP J-Reit	568,331
		19,333,667
	SINGAPORE - 1.3%
889,900	Global Logistic Properties Ltd.	1,882,280
305,000	CapitaCommercial Trust	323,756
		2,206,036

	TOTAL ASIA PACIFIC (Cost $61,639,111)	54,551,938

	EUROPE - 6.9%
	FRANCE - 2.1%
185,600	Mercialys SA	3,574,715

	UNITED KINGDOM - 4.8%
479,930	Great Portland Estates PLC	3,962,004
340,178	Telecity Group PLC	4,313,778
		8,275,782

	TOTAL EUROPE (Cost $12,619,164)	11,850,497

	NORTH AMERICA - 64.7%
	BERMUDA - 2.2%
106,500	Brookfield Infrastructure Partners LP	3,769,035

	CANADA - 1.9%
30,000	First Capital Realty, Inc.	478,145
22,400	Boardwalk Real Estate Investment Trust	1,132,743
75,000	RioCan Real Estate Investment Trust	1,607,888
		3,218,776
	UNITED STATES - 60.6%
267,100	American Campus Communities, Inc.	8,897,101
477,831	American Realty Capital Properties, Inc.	6,407,714
119,785	American Residential Properties, Inc. *	2,043,532
110,500	American Tower Corp.	7,678,645
38,996	AmREIT, Inc. - Cl. B	657,862
504,000	ARMOUR Residential REIT, Inc.	2,106,720
257,687	Ashford Hospitality Trust, Inc.	2,971,131

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Continued)
August 31, 2013

Shares		Value
	UNITED STATES - 60.6% (Continued)
250,000	Associated Estates Realty Corp.	$3,442,500
202,300	CoreSite Realty Corp.	6,155,989
75,023	Corrections Corp. of America	2,471,258
105,300	CyrusOne, Inc.	2,007,018
94,600	Digital Realty Trust, Inc.	5,259,760
259,300	Ellington Financial LLC	5,657,926
179,740	Ellington Residential Mortgage REIT	2,721,264
272,800	First Potomac Realty Trust	3,393,632
127,000	Healthcare Realty Trust, Inc.	2,856,230
30,000	Invesco Mortgage Capital, Inc.	459,300
197,873	Liberty Property Trust	6,846,406
320,000	Medical Properties Trust, Inc.	3,696,000
325,900	NorthStar Realty Finance Corp.	2,854,884
340,000	PennyMac Mortgage Investment Trust	7,157,000
50,648	Potlatch Corp.	1,952,987
105,300	Realogy Holdings Corp. *	4,457,349
42,300	RLJ Lodging Trust	972,054
160,487	Sabra Health Care REIT, Inc.	3,548,368
120,200	Select Income REIT	2,924,466
99,000	Starwood Property Trust, Inc.	2,468,070
43,300	Two Harbors Investment Corp.	411,783
98,400	Western Asset Mortgage Capital Corp.	1,536,024
		104,012,973

	TOTAL NORTH AMERICA (Cost $128,959,529)	111,000,784

	TOTAL COMMON STOCK (Cost - $203,217,804)	177,403,219

	TOTAL INVESTMENTS - 103.4% (Cost - $203,217,804) (a)	$177,403,219

	OTHER ASSETS AND LIABILITIES - (3.4)%	(5,785,195)

	TOTAL NET ASSETS - 100.0%	$171,618,024

* Non-income producing securities.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, as of August 31, 2013, is $202,754,177 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$117,584
Unrealized depreciation:	(25,468,542)
Net unrealized depreciation:	$(25,350,958)

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2013

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on loaned securities Note 5)	$17,759,702	$20,463,689	$11,666,919	$9,120,057	$6,660,162
Investments, at value (including collateral on loaned securities Note 5)	$21,122,061	$25,199,476	$15,230,272	$11,377,337	$6,765,115
Cash	—	7,684	—	—	—
Receivable for securities sold	40,007	—	211,549	105,570	14,394
Receivable for fund shares sold	4,153	2,281	1,643	6,099	6,960
Receivable from manager	—	—	—	—	6,143
Interest and dividends receivable	22,486	32,293	7,615	8,271	34,707
Prepaid expenses and other assets	19,003	27,651	15,742	14,712	16,652
Total Assets	21,207,710	25,269,385	15,466,821	11,511,989	6,843,971

Liabilities:
Securities lending collateral	535,673	199,059	168,912	111,494	—
Payable for securities purchased	36,582	—	201,391	—	—
Payable for fund shares redeemed	6,971	15,792	6,513	4,762	2,956
Payable to manager	11,713	14,121	9,893	6,516	—
Administration fees payable	5,281	6,281	3,497	2,835	3,794
Custody fees payable	1,555	3,669	4,691	2,043	8,501
Payable for distribution (12b-1) fees	663	1,639	1,394	312	130
Accrued expenses and other liabilities	11,080	20,301	9,595	7,006	4,390
Total Liabilities	609,518	260,862	405,886	134,968	19,771

Net Assets	$20,598,192	$25,008,523	$15,060,935	$11,377,021	$6,824,200
Net Assets:
Par value of shares of beneficial interest	$12,392	$11,458	$11,210	$11,528	$6,548
Paid in capital	27,138,853	23,408,421	10,539,731	7,529,416	9,228,098
Undistributed net investment income (loss)	69,191	66,674	(26,032)	—	116,209
Accumulated net realized gain (loss) on investments	(9,984,603)	(3,213,817)	972,673	1,578,797	(2,632,169)
Net unrealized appreciation (depreciation) on investments	3,362,359	4,735,787	3,563,353	2,257,280	105,514
Net Assets	$20,598,192	$25,008,523	$15,060,935	$11,377,021	$6,824,200
Net Asset Value Per Share
Class I
Net Assets	$19,775,325	$22,386,325	$11,601,156	$11,002,625	$6,658,681
Shares of beneficial interest outstanding	1,183,543	1,013,717	850,549	1,103,692	637,859
Net asset value/offering price per share (a)	$16.71	$22.08	$13.64	$9.97	$10.44

Class A
Net Assets	$101,378	$1,169,858	$3,106,416	$35,746	$27,743
Shares of beneficial interest outstanding	6,188	54,654	240,556	3,686	2,654
Net asset value (a)	$16.38	$21.40	$12.91	$9.70	$10.45
Offering price per share (maximum sales charge of 5.75%)	$17.38	$22.71	$13.70	$10.29	$11.09

Class C
Net Assets	$721,489	$1,452,340	$353,363	$338,650	$137,776
Shares of beneficial interest outstanding	49,487	77,471	29,847	45,545	14,331
Net asset value/offering price per share (b)	$14.58	$18.75	$11.84	$7.44	$9.61

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2013

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on loaned securities Note 5)	$12,867,781	$44,110,939	$3,214,022	$1,143,124	$9,633,349
Investments, at value (including collateral on loaned securities Note 5)	$18,025,151	$55,215,588	$4,120,391	$1,574,613	$9,914,282
Cash	1,380	—	—	—	—
Receivable for securities sold	—	302,102	71,120	—	—
Receivable for fund shares sold	4,891	378	302	2,546	1,564
Receivable from manager	—	—	—	5,711	—
Interest and dividends receivable	56,750	83,120	13,437	3,129	81,905
Prepaid expenses and other assets	20,002	51,353	16,701	13,358	15,663
Total Assets	18,108,174	55,652,541	4,221,951	1,599,357	10,013,414

Liabilities:
Securities lending collateral	—	1,976,473	—	—	2,125,078
Payable for securities purchased	—	404,439	—	—	—
Payable for fund shares redeemed	1,190	72,105	2,098	814	2,726
Payable to manager	19,677	57,315	3,106	—	3,758
Administration fees payable	4,605	12,639	850	478	2,300
Custody fees payable	1,597	3,697	1,913	2,036	929
Payable for distribution (12b-1) fees	3,964	12,914	627	88	315
Distribution payable	—	—	—	—	1,066
Accrued expenses and other liabilities	1,488	42,721	3,841	1,722	5,686
Total Liabilities	32,521	2,582,303	12,435	5,138	2,141,858

Net Assets	$18,075,653	$53,070,238	$4,209,516	$1,594,219	$7,871,556
Net Assets:
Par value of shares of beneficial interest	$7,111	$33,671	$2,752	$2,101	$8,036
Paid in capital	11,881,162	39,670,034	4,576,667	2,473,660	7,519,674
Undistributed net investment income (loss)	(20,930)	(155,858)	(34,710)	(12,118)	1,125
Accumulated net realized gain (loss) on investments	1,051,422	2,417,742	(1,241,556)	(1,300,913)	61,788
Net unrealized appreciation (depreciation) on investments	5,156,888	11,104,649	906,363	431,489	280,933
Net Assets	$18,075,653	$53,070,238	$4,209,516	$1,594,219	$7,871,556
Net Asset Value Per Share
Class I
Net Assets	$9,593,251	$24,509,564	$2,790,261	$1,397,439	$7,416,982
Shares of beneficial interest outstanding	366,893	1,499,514	176,210	182,648	757,280
Net asset value/offering price per share (a)	$26.15	$16.35	$15.83	$7.65	$9.79

Class A
Net Assets	$6,576,517	$22,679,777	$1,178,990	$162,283	$139,895
Shares of beneficial interest outstanding	261,773	1,451,502	79,785	22,249	14,268
Net asset value (a)	$25.12	$15.63	$14.78	$7.29	$9.80
Offering price per share (maximum sales charge of 5.75%)	$26.65	$16.58	$15.68	$7.73	$10.40

Class C
Net Assets	$1,905,885	$5,880,897	$240,265	$34,497	$314,679
Shares of beneficial interest outstanding	82,535	416,021	19,197	5,210	32,076
Net asset value/offering price per share (b)	$23.09	$14.14	$12.52	$6.62	$9.81

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2013

		U.S.	James Alpha	James Alpha
	Municipal	Government	Global Enhanced	Global Real Estate
	Bond	Money Market	Real Return	Investments
	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on loaned securities Note 5)	$1,371,286	$10,884,202	$37,824,384	$203,217,804
Investments, at value (including collateral on loaned securities Note 5)	$1,392,014	$10,884,202	$37,726,016	$177,403,219
Cash	—	37	100,826	—
Foreign currency, at value (cost $ -, -, -, 124, 108)	—	—	—	124,101
Deposit at Broker	—	—	807,359	—
Unrealized appreciation on futures	—	—	166,091	—
Unrealized appreciation on swaps	—	—	27,929	—
Unrealized appreciation on forward currency exchange contracts	—	—	236,580	—
Receivable for securities sold	—	—	579,710	1,442,265
Receivable for fund shares sold	340	455	26,285	910,932
Premiums paid on open swap contracts	—	—	23,240
Interest and dividends receivable	15,328	1,856	148,236	489,263
Receivable from manager	2,138	—	3,445	—
Prepaid expenses and other assets	10,784	20,408	88,084	104,619
Total Assets	1,420,604	10,906,958	39,933,801	180,474,399

Liabilities:
Due to Custodian	—	—	—	8,233,924
Payable for securities purchased	—	—	1,232,593	—
Payable for fund shares redeemed	375	13,831	28,581	316,284
Payable to manager	—	604	—	198,055
Unrealized depreciation on forward currency
exchange contracts	—	—	124,357	—
Unrealized depreciation on swaps	—	—	29,512	—
Premium received on open swap contract	—	—	82,135	—
Supervisory fee payable	—	—	1,346	14,637
Administration fees payable	767	1,572	2,835	11,848
Custody fees payable	1,054	841	3,385	5,340
Payable for distribution (12b-1) fees	198	241	6,657	52,536
Distributions payable	206	2	—	—
Accrued expenses and other liabilities	4,286	1,365	11,998	23,751
Total Liabilities	6,886	18,456	1,523,399	8,856,375

Net Assets	$1,413,718	$10,888,502	$38,410,402	$171,618,024
Net Assets:
Par value of shares of beneficial interest	$1,442	$109,058	$37,727	$83,501
Paid in capital	1,360,439	10,779,444	38,868,830	187,571,144
Undistributed net investment income (loss)	—	—	76,501	1,042,158
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	31,109	—	(751,019)	8,736,523
Net unrealized appreciation (depreciation) on investments, futures contracts, swaps and foreign currency transactions	20,728	—	178,363	(25,815,302)
Net Assets	$1,413,718	$10,888,502	$38,410,402	$171,618,024
Net Asset Value Per Share
Class I
Net Assets	$1,095,819	$10,496,033	$15,747,075	$26,361,914
Shares of beneficial interest outstanding	111,835	10,513,857	1,542,944	1,276,903
Net asset value/offering price per share (a)	$9.80	$1.00	$10.21	$20.65

Class A
Net Assets	$142,747	$133,213	$19,804,785	$111,715,032
Shares of beneficial interest outstanding	14,560	133,218	1,945,973	5,440,532
Net asset value (a)	$9.80	$1.00	$10.18	$20.53
Offering price per share (maximum sales charge of 5.75%)	$10.40	$1.06	$10.80	$21.78

Class C
Net Assets	$175,152	$259,256	$2,858,542	$33,541,078
Shares of beneficial interest outstanding	17,838	258,775	283,823	1,632,698
Net asset value/offering price per share (b)	$9.82	$1.00	$10.07	$20.54

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to (consolidated) financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended August 31, 2013

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Cap	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$25	$8	$9	$16	$10
Dividend income	306,914	393,045	227,097	157,164	248,175
Securities lending income	37,668	5,133	517	907	—
Less: Foreign withholding taxes	(4,724)	(2,794)	—	(750)	(16,645)
Total Investment Income	339,883	395,392	227,623	157,337	231,540

Operating Expenses:
Management fees	129,881	152,489	106,545	72,217	52,615
Distribution (12b-1) fees
Class A Shares	337	1,827	11,454	129	109
Class B Shares	54	48	111	31	19
Class C Shares	7,609	13,012	3,724	3,504	1,471
Administration fees	65,784	68,177	47,006	37,666	54,584
Registration fees	22,634	29,002	34,645	32,806	34,426
Professional fees	12,398	11,679	8,864	5,887	3,502
Custodian fees	9,420	18,771	9,806	8,182	51,335
Trustees’ fees	6,988	7,710	5,264	3,655	2,120
Compliance officer fees	3,304	3,920	2,425	1,483	1,238
Printing and postage expense	12,520	12,108	10,255	10,600	8,505
Insurance expense	1,507	4,986	1,507	1,032	1,900
Non 12b-1 shareholder servicing	413	1,528	1,805	713	632
Miscellaneous expenses	2,818	4,156	4,264	2,776	6,051
Total Operating Expenses	275,667	329,413	247,675	180,681	218,507
Less: Expenses waived and/or reimbursed	—	—	—	—	(13,370)
Less: Expense reduction by commission recapture agreement	(17,509)	(695)	(8)	—	(284)
Net Operating Expenses	258,158	328,718	247,667	180,681	204,853

Net Investment Income (Loss)	81,725	66,674	(20,044)	(23,344)	26,687

Realized and Unrealized Gain on Investments:
Net realized gain from:
Investments and Foreign currency transactions	2,502,612	939,033	1,359,395	1,657,361	502,827
Distribution of realized gains by underlying investment companies	3,774	—	—	417	—
Net realized gain	2,506,386	939,033	1,359,395	1,657,778	502,827
Net change in unrealized appreciation (depreciation) from Investments and Foreign currency transactions	1,685,201	3,627,791	2,367,733	383,343	479,079
Net Realized and Unrealized Gain on investments	4,191,587	4,566,824	3,727,128	2,041,121	981,906

Net Increase in Net Assets Resulting From Operations	$4,273,312	$4,633,498	$3,707,084	$2,017,777	$1,008,593

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended August 31, 2013

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$370,377	$838,242	$60,595	$33,865	$—
Interest income	13	107	5	2	247,770
Securities lending income	72	1,968	—	—	443
Less: Foreign withholding taxes	(9,215)	—	(3,505)	(167)	—
Total Investment Income	361,247	840,317	57,095	33,700	248,213

Operating Expenses:
Management fees	218,431	679,488	54,201	19,985	50,015
Distribution (12b-1) fees
Class A Shares	24,845	96,458	4,784	678	516
Class B Shares	1,069	420	213	2	16
Class C Shares	18,717	58,781	2,374	306	3,617
Administration fees	58,136	174,894	17,048	8,880	33,069
Professional fees	13,087	10,215	1,376	633	3,548
Printing and postage expense	18,621	32,530	6,271	6,238	6,360
Insurance expense	1,313	9,278	517	127	418
Registration fees	40,034	62,053	35,608	37,315	26,971
Custodian fees	11,550	1,000	10,901	13,091	5,957
Trustees’ fees	6,360	18,525	959	418	2,329
Compliance officer fees	4,418	8,537	475	393	1,223
Non 12b-1 shareholder servicing fees	8,423	37,643	789	449	638
Miscellaneous expenses	4,927	8,326	3,349	3,581	3,778
Total Operating Expenses	429,931	1,198,148	138,865	92,096	138,455
Less: Expenses waived and/or reimbursed	—	—	(1,484)	(43,133)	—
Less: Expense reduction by commission recapture agreement	(1,141)	(9,345)	(94)	(18)	—
Net Operating Expenses	428,790	1,188,803	137,287	48,945	138,455

Net Investment Income (Loss)	(67,543)	(348,486)	(80,192)	(15,245)	109,758

Realized and Unrealized Gain on Investments:
Net realized gain from:
Investments and Foreign currency transactions	1,437,848	3,224,083	210,804	102,812	62,089
Net realized gain	1,437,848	3,224,083	210,804	102,812	62,089

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,519,171	3,697,322	481,833	255,373	(308,100)
Net Realized and Unrealized Gain (Loss) on Investments	3,957,019	6,921,405	692,637	358,185	(246,011)

Net Increase (Decrease) in Net Assets Resulting From Operations	$3,889,476	$6,572,919	$612,445	$342,940	$(136,253)

See accompanying notes to financial statements.

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Year Ended August 31, 2013

		U.S.	James Alpha	James Alpha
	Municipal	Government	Global Enhanced	Global Real Estate
	Bond	Money Market	Real Return	Investments
	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$88,447	$14,358	$563,965	$1,147
Dividend income	—	—	22,868	5,336,157
Less: Foreign withholding taxes	—	—	—	(93,720)
Total Investment Income	88,447	14,358	586,833	5,243,584

Operating Expenses:
Management fees	17,381	53,994	316,766	1,160,219
Supervisory fees	—	—	26,850	93,055
Distribution (12b-1) fees
Class A Shares	1,107	504	35,343	167,174
Class B Shares	—	20	—	—
Class C Shares	1,770	2,125	18,565	177,033
Administration fees	16,515	—	96,283	267,727
Registration fees	27,572	36,303	32,086	33,030
Professional fees	1,342	9,500	32,904	79,421
Custodian fees	4,570	2,018	51,840	51,021
Trustees’ fees	837	—	9,774	27,589
Compliance officer fees	575	1,864	5,519	15,222
Printing and postage expense	1,653	2,860	13,800	48,069
Insurance expense	339	1,869	1,588	8,071
Non 12b-1 shareholder servicing	248	393	3,866	9,740
Miscellaneous expenses	1,846	684	5,071	2,818
Total Operating Expenses	75,755	112,134	650,255	2,140,189
Less: Expenses waived and/or reimbursed	(13,519)	(89,414)	(234,861)	(8,284)
Less: Audit fee waived	—	(9,500)	—	—
Add: Expense recapture	—	—	—	471,406
Net Operating Expenses	62,236	13,220	415,394	2,603,311

Net Investment Income (Loss)	26,211	1,138	171,439	2,640,273

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	97,281	—	589,257	13,520,128
Options	—	—	(9,322)	—
Futures	—	—	(1,232,518)	—
Swaps	—	—	(6,555)	—
Net realized gain (loss)	97,281	—	(659,138)	13,520,128

Net change in unrealized appreciation (depreciation) from:
Investments and Foreign currency transactions	(175,922)	—	(156,070)	(25,217,121)
Options	—	—	(5,774)	—
Futures	—	—	220,126	—
Swaps	—	—	(7,356)	—
Net change in unrealized appreciation (depreciation)	(175,922)	—	50,926	(25,217,121)
Net Realized and Unrealized Gain (Loss) on Investments	(78,641)	—	(608,212)	(11,696,993)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(52,430)	$1,138	$(436,773)	$(9,056,720)

 See accompanying notes to (consolidated) financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Cap
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012
Operations:
Net investment income (loss)	$81,725	$31,580	$66,674	$27,363	$(20,044)	$(16,518)
Net realized gain (loss) on investments	2,506,386	225,022	939,033	278,530	1,359,395	950,812
Net change in unrealized appreciation (depreciation) on investments	1,685,201	1,778,050	3,627,791	2,646,159	2,367,733	143,655
Net increase (decrease) in net assets resulting from operations	4,273,312	2,034,652	4,633,498	2,952,052	3,707,084	1,077,949

Distributions to Shareholders:
Net Realized Gains:
Class I	—	—	(285,807)	(2,551,383)	—	—
Class A	—	—	(3,227)	(23,330)	—	—
Class B (a)	—	—	(79)	(4,917)	—	—
Class C	—	—	(20,240)	(175,661)	—	—
Net Investment Income:
Class I	(33,006)	—	—	—	—	—
Class A	—	—	—	—	—	—
Class B (a)	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(33,006)	—	(309,353)	(2,755,291)	—	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class I	2,106,270	2,080,746	4,011,274	2,348,227	1,761,212	1,793,881
Class A	56,195	2,514	1,205,977	53,829	156,261	48,723
Class B (a)	—	1,180	—	168	—	501
Class C	49,125	92,834	384,679	183,773	12,717	70,314
Reinvestment of dividends and distributions
Class I	31,933	—	278,890	2,479,140	—	—
Class A	—	—	2,302	22,121	—	—
Class B (a)	—	—	79	4,917	—	—
Class C	—	—	19,760	174,840	—	—
Redemption fee proceeds
Class I	—	—	374	—	—	—
Class A	—	—	7	—	—	—
Class B (a)	—	—	—	—	—	—
Class C	—	—	20	—	—	—
Cost of shares redeemed
Class I	(4,261,453)	(3,481,388)	(5,709,416)	(7,470,905)	(2,775,996)	(2,681,659)
Class A	(10,750)	(62,461)	(280,735)	(63,963)	(450,975)	(291,318)
Class B	(14,677)	(30,438)	(14,407)	(29,826)	(19,803)	(31,507)
Class C	(240,295)	(151,431)	(435,526)	(281,448)	(150,216)	(44,156)
Net increase (decrease) in net assets from share transactions of beneficial interest	(2,283,652)	(1,548,444)	(536,722)	(2,579,127)	(1,466,800)	(1,135,221)

Total Increase (Decrease) in Net Assets	1,956,654	486,208	3,787,423	(2,382,366)	2,240,284	(57,272)

Net Assets:
Beginning of period/year	18,641,538	18,155,330	21,221,100	23,603,466	12,820,651	12,877,923
End of period/year*	$20,598,192	$18,641,538	$25,008,523	$21,221,100	$15,060,935	$12,820,651
* Includes undistributed net investment income (loss) at end of period/year	$69,191	$31,580	$66,674	$—	$(26,032)	$(5,988)

(a)	Class B shares converted to Class I shares on July 17, 2013

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Capitalization		International Equity		Health & Biotechnology
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012
Operations:
Net investment income (loss)	$(23,344)	$(43,704)	$26,687	$76,174	$(67,543)	$(74,857)
Net realized gain (loss) on investments and foreign currency transactions	1,657,778	452,603	502,827	(658,270)	1,437,848	1,403,916
Net change in unrealized appreciation (depreciation) on investments foreign currency transactions	383,343	674,939	479,079	(2,641)	2,519,171	272,078
Net increase (decrease) in net assets resulting from operations	2,017,777	1,083,838	1,008,593	(584,737)	3,889,476	1,601,137

Distributions to Shareholders:
Net Realized Gains:
Class I	—	(451,066)	—	—	—	—
Class A	—	(1,435)	—	—	—	—
Class B (a)	—	(930)	—	—	—	—
Class C	—	(28,081)	—	—	—	—
Net Investment Income:
Class I	—	—	(89,154)	(94,580)	—	—
Class A	—	—	(317)	(303)	—	—
Class B (a)	—	—	—	(43)	—	—
Class C	—	—	—	(939)	—	—
Total Dividends and Distributions to Shareholders	—	(481,512)	(89,471)	(95,865)	—	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class I	1,100,011	1,242,594	1,201,646	901,698	823,208	2,349,473
Class A	24,891	891	21,661	1,497	166,409	470,352
Class B (a)	—	381	—	419	—	—
Class C	12,598	37,781	9,724	26,419	7,715	31,527
Reinvestment of dividends and distributions
Class I	—	426,351	86,351	91,581	—	—
Class A	—	1,435	262	303	—	—
Class B (a)	—	929	—	43	—	—
Class C	—	25,365	—	814	—	—
Redemption fee proceeds
Class I	—	—	108	—	—	—
Class A	—	—	—	—	—	—
Class B (a)	—	—	—	—	—	—
Class C	—	—	2	—	—	—
Cost of shares redeemed
Class I	(2,197,858)	(2,428,584)	(1,602,116)	(1,385,099)	(2,248,095)	(2,781,437)
Class A	(4,753)	(24,050)	(5,090)	(19,601)	(717,166)	(679,643)
Class B (a)	(6,317)	(24,762)	(4,299)	(13,499)	(148,390)	(34,818)
Class C	(92,206)	(207,268)	(39,976)	(143,226)	(278,504)	(232,962)
Net increase (decrease) in net assets from share transactions of beneficial interest	(1,163,634)	(948,937)	(331,727)	(538,651)	(2,394,823)	(877,508)

Total Increase (Decrease) in Net Assets	854,143	(346,611)	587,395	(1,219,253)	1,494,653	723,629

Net Assets:
Beginning of period/year	10,522,878	10,869,489	6,236,805	7,456,058	16,581,000	15,857,371
End of period/year*	$11,377,021	$10,522,878	$6,824,200	$6,236,805	$18,075,653	$16,581,000
* Includes undistributed net investment income (loss) at end of period/year	$—	$(42,862)	$116,209	$55,747	$(20,930)	$(16,318)

(a)	Class B shares converted to Class I shares on July 17, 2013

 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Technology & Communications		Energy & Basic Materials		Financial Services
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012
Operations:
Net investment income (loss)	$(348,486)	$(810,336)	$(80,192)	$(38,319)	$(15,245)	$(10,290)
Net realized gain (loss) on investments and foreign currency transactions	3,224,083	711,397	210,804	407,426	102,812	(87,210)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	3,697,322	8,565,293	481,833	(700,244)	255,373	222,629
Net increase (decrease) in net assets resulting from operations	6,572,919	8,466,354	612,445	(331,137)	342,940	125,129

Distributions to Shareholders:
Net Realized Gains:
Class I	(172,583)	(1,369,050)	—	—	—	—
Class A	(161,145)	(1,069,785)	—	—	—	—
Class B (a)	(419)	(4,721)	—	—	—	—
Class C	(45,068)	(264,303)	—	—	—	—
Net Investment Income:
Class I	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class B (a)	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(379,215)	(2,707,859)	—	—	—	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class I	5,318,280	4,619,294	447,622	359,979	214,633	188,516
Class A	7,104,716	5,137,308	9,306	41,582	2,977	929
Class B (a)	—	—	—	—	—	—
Class C	794,901	1,504,042	5,810	50,259	4,687	6,220
Reinvestment of dividends and distributions
Class I	162,180	1,293,956	—	—	—	—
Class A	149,079	973,091	—	—	—	—
Class B (a)	249	3,644	—	—	—	—
Class C	43,231	248,969	—	—	—	—
Redemption fee proceeds
Class I	531	—	—	—	—	—
Class A	600	—	—	—	—	—
Class B (a)	—	—	—	—	—	—
Class C	139	—	—	—	—	—
Cost of shares redeemed
Class I	(12,164,440)	(13,393,923)	(1,025,261)	(808,223)	(418,426)	(282,224)
Class A	(11,624,331)	(15,132,748)	(138,899)	(602,697)	(38,080)	(70,925)
Class B (a)	(68,399)	(73,407)	(30,563)	(16,499)	(665)	(3,566)
Class C	(1,721,670)	(2,085,956)	(30,706)	(55,143)	(1,746)	(13,323)
Net increase (decrease) in net assets from share transactions of beneficial interest	(12,004,934)	(16,905,730)	(762,691)	(1,030,742)	(236,620)	(174,373)

Total Increase (Decrease) in Net Assets	(5,811,230)	(11,147,235)	(150,246)	(1,361,879)	106,320	(49,244)

Net Assets:
Beginning of period	58,881,468	70,028,703	4,359,762	5,721,641	1,487,899	1,537,143
End of period*	$53,070,238	$58,881,468	$4,209,516	$4,359,762	$1,594,219	$1,487,899
* Includes undistributed net investment income (loss) at end of period/year	$(155,858)	$(511,641)	$(34,710)	$(37,342)	$(12,118)	$(9,905)

(a)	Class B shares converted to Class I shares on July 17, 2013

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012
Operations:
Net investment income (loss)	$109,758	$171,623	$26,211	$29,214	$1,138	$1,455
Net realized gain (loss) on investments	62,089	136,210	97,281	(96)	—	—
Net change in unrealized appreciation (depreciation) on investments	(308,100)	(3,251)	(175,922)	98,062	—	—
Net increase (decrease) in net assets resulting from operations	(136,253)	304,582	(52,430)	127,180	1,138	1,455

Distributions to Shareholders:
Net Realized Gains:
Class I	(127,304)	(151,542)	—	—	—	—
Class A	(1,908)	(1,649)	—	—	—	—
Class B (a)	(17)	(192)	—	—	—	—
Class C	(5,856)	(7,404)	—	—	—	—
Net Investment Income:
Class I	(107,596)	(166,692)	(24,541)	(26,858)	(1,103)	(1,417)
Class A	(1,122)	(1,251)	(1,497)	(1,249)	(13)	(12)
Class B (a)	(4)	(86)	—	(3)	—	—
Class C	(1,044)	(3,670)	(173)	(1,104)	(22)	(26)
Total Dividends and Distributions to Shareholders	(244,851)	(332,486)	(26,211)	(29,214)	(1,138)	(1,455)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class I	1,157,732	1,941,950	314,662	476,844	7,001,735	8,734,614
Class A	121,522	21,142	26,794	65,029	41,995	10,269
Class B (a)	—	2,196	—	—	—	4,880
Class C	18,133	141,920	4,291	16,208	83,507	398,353
Reinvestment of dividends and distributions
Class I	222,340	293,477	23,630	26,680	1,087	1,406
Class A	2,378	2,498	546	540	9	9
Class B (a)	21	278	—	3	—	—
Class C	6,573	10,833	182	1,110	21	25
Redemption fee proceeds
Class I	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class B (a)	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Cost of shares redeemed
Class I	(2,838,722)	(3,025,708)	(2,563,410)	(786,627)	(8,108,176)	(12,195,833)
Class A	(42,712)	(62,034)	(191,120)	(18,675)	(4,931)	(42,931)
Class B (a)	(5,472)	(11,208)	—	(2,419)	(5,887)	(11,407)
Class C	(130,121)	(274,336)	(4,229)	(192,141)	(126,114)	(419,976)
Net increase (decrease) in net assets from share transactions of beneficial interest	(1,488,328)	(958,992)	(2,388,654)	(413,448)	(1,116,754)	(3,520,591)

Total Increase (Decrease) in Net Assets	(1,869,432)	(986,896)	(2,467,295)	(315,482)	(1,116,754)	(3,520,591)
Net Assets:
Beginning of period/year	9,740,988	10,727,884	3,881,013	4,196,495	12,005,256	15,525,847
End of period/year*	$7,871,556	$9,740,988	$1,413,718	$3,881,013	$10,888,502	$12,005,256
* Includes undistributed net investment income (loss) at end of period/year	$1,125	$1,133	$—	$—	$—	$—

(a)	Class B shares converted to Class I shares on July 17, 2013 except for the Municipal Bond Portfolio Class B shares which liquidated on May 1, 2012.

See accompanying notes to financial statements.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha Global Enhanced Real Return Portfolio		James Alpha Global Real Estate Investments Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012
Operations:
Net investment income (loss)	$171,439	$99,820	$2,640,273	$533,943
Net realized gain (loss) on investments and foreign currency transactions	(659,138)	31,459	13,520,128	2,396,273
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	50,926	128,457	(25,217,121)	470,738
Net increase (decrease) in net assets resulting from operations	(436,773)	259,736	(9,056,720)	3,400,954

Distributions to Shareholders:
Net Realized Gains:
Class I	(40,233)	—	(511,712)	(3,563)
Class A	(67,582)	—	(3,514,292)	(611,791)
Class C	(7,545)	—	(884,838)	(22,330)
Net Investment Income:
Class I	(96,168)	(26,951)	(333,872)	(1,701)
Class A	(146,021)	(11,930)	(2,600,215)	(187,082)
Class C	(13,475)	—	(540,269)	(8,820)
Total Dividends and Distributions to Shareholders	(371,024)	(38,881)	(8,385,198)	(835,287)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	9,920,806	310,839	37,186,713	1,115,685
Class A	16,965,602	8,498,731	113,789,014	7,388,027
Class C (a)	2,720,842	579,507	34,113,787	3,149,704
Reinvestment of dividends and distributions
Class I	124,137	26,951	666,591	5,264
Class A	201,489	9,992	4,887,628	659,354
Class C (a)	19,957	—	1,145,768	28,707
Redemption fee proceeds
Class I	1,269	—	3,371	43
Class A	1,242	—	17,745	1,870
Class C (a)	173	—	4,748	115
Cost of shares redeemed
Class I	(550,742)	(5,858)	(9,713,012)	(9,829)
Class A	(3,443,508)	(2,408,604)	(16,840,337)	(1,624,714)
Class C (a)	(395,245)	(2,111)	(1,637,176)	—
Net increase (decrease) in net assets from share transactions of beneficial interest	25,566,022	7,009,447	163,624,840	10,714,226

Total Increase (Decrease) in Net Assets	24,758,225	7,230,302	146,182,922	13,279,893

Net Assets:
Beginning of period	13,652,177	6,421,875	25,435,102	12,155,209
End of period*	$38,410,402	$13,652,177	$171,618,024	$25,435,102
* Includes undistributed net investment income (loss) at end of period/year	$76,501	$176,783	$1,042,158	$952,693

(a)	Class C shares commenced operation on January 5, 2012

See accompanying notes to (consolidated) financial statements.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2013

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994 as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of fourteen portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Capitalization Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; the U.S. Government Money Market Portfolio, the James Alpha Global Enhanced Real Return Portfolio and the James Alpha Global Real Estate Investments Portfolio (collectively, the “Portfolios”). Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. The James Alpha Global Enhanced Real Return Portfolio is managed by Armored Wolf, LLC (“Armored Wolf”), the James Alpha Global Real Estate Investments Portfolio is managed by Ascent Investment Advisors, LLC (“Ascent”) and both are supervised by the Manager. With the exception of the James Alpha Global Enhanced Real Return Portfolio and the James Alpha Global Real Estate Investments Portfolio, each of the Portfolios is provided with the discretionary advisory services of an investment adviser or advisers identified, retained, supervised and compensated by the Manager. The following serve as advisers (the “Advisers”) to their respective Portfolio(s): DePrince, Race & Zollo, Inc. serves as Adviser to International Equity; Loomis, Sayles & Co., L.P. serves as Adviser to Energy & Basic Materials, Financial Services and Large Capitalization Growth; Vaughan Nelson Investment Management, L.P. serves as Adviser to Mid Capitalization; Fox Asset Management, LLC serves as Adviser to Small Capitalization, Municipal Bond and Investment Quality Bond; Oak Associates, Ltd. serves as Adviser to Health & Biotechnology; Loomis, Sayles & Co., L.P. and Oak Associates, Ltd. serve as Advisers to Technology & Communications; M.D. Sass Investors Services, Inc. serves as Adviser to Large Capitalization Value; CLS Investments, LLC serves as Adviser to U.S. Government Money Market. Armored Wolf, LLC serves as Adviser to James Alpha Global Enhanced Real Return and Ascent Investment Advisors, LLC serves as Adviser to James Alpha Global Real Estate Investments. Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, custody administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC. Northern Lights Distributors, LLC (the “Distributor”) is the Trust’s Distributor, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.

The Health & Biotechnology Portfolio is a non-diversified portfolio. The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Capitalization Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio, the Financial Services Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio, the U.S. Government Money Market Portfolio, the James Alpha Global Enhanced Real Return Portfolio and the James Alpha Global Real Estate Investments Portfolio are diversified portfolios.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Capitalization	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market	Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital
James Alpha Global Enhanced Real Return	Attractive long-term risk-adjusted returns relative to traditional financial market indices
James Alpha Global Real Estate	Total return consisting of current income and capital appreciation

Currently, all Portfolios offers Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolios, excluding the U.S. Government Money Market Portfolio, charge a 2% fee on the value of shares that are redeemed within 30 days of purchase. Such fees are paid directly to the Portfolio from which the redemption is made. Please see the Trust’s prospectus for additional details.

The following is a summary of significant accounting policies consistently followed by each Portfolio:

(a) Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value. Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices. Futures are valued based on their daily settlement value. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty based on the proprietary Index. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security. The International Equity Portfolio uses fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange. The ability of issuers of debt securities held by the

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2013 (Continued)

portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of government supervision and regulation of foreign securities markets.

The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2013 for the Portfolio’s assets and liabilities measured at fair value:

Large Capitalization Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	20,577,384	—	—	20,577,384
Short-Term Investments	9,004	—	—	9,004
Collateral for Securities Loaned	535,673	—	—	535,673
Total	21,122,061	—	—	21,122,061

Large Capitalization Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	24,815,162	—	—	24,815,162
Short-Term Investments	185,255	—	—	185,255
Collateral for Securities Loaned	199,059	—	—	199,059
Total	25,199,476	—	—	25,199,476

Mid Capitalization

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	14,921,204	—	—	14,921,204
Short-Term Investments	140,156	—	—	140,156
Collateral for Securities Loaned	168,912	—	—	168,912
Total	15,230,272	—	—	15,230,272

Small Capitalization

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	10,885,198	—	—	10,885,198
Short-Term Investments	380,645	—	—	380,645
Collateral for Securities Loaned	111,494	—	—	111,494
Total	11,377,337	—	—	11,377,337

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2013 (Continued)

International Equity

Assets	Level 1	Level 2	Level 3	Total
Common Stocks:
Agriculture	$131,001	$103,289	$—	$234,290
Auto Manufacturers	—	128,779	—	128,779
Auto Parts & Equipment	—	185,896	—	185,896
Banks	181,690	985,042	—	1,166,732
Building Materials	—	67,527	—	67,527
Chemicals	—	168,911	—	168,911
Computers	—	151,013	—	151,013
Cosmetics/Personal Care	—	57,837	—	57,837
Diversified Financial Services	—	289,599	—	289,599
Electrical Components & Equipment	—	88,112	—	88,112
Electronics	—	70,534	—	70,534
Engineering & Construction	—	68,262	—	68,262
Environmental Control	—	49,462	—	49,462
Food	—	483,657	—	483,657
Healthcare-Products	—	106,392	—	106,392
Insurance	—	256,373	—	256,373
Machinery - Construction & Mining	—	104,299	—	104,299
Machinery - Diversified	—	186,561	—	186,561
Metal Fabricate/Hardware	—	96,939	—	96,939
Mining	—	308,668	—	308,668
Miscellaneous Manufacturing	—	100,434	—	100,434
Office/Business Equipment	—	66,406	—	66,406
Oil & Gas	97,481	299,970	—	397,451
Oil & Gas Services	—	103,994	—	103,994
Pharmaceuticals	104,910	260,725	—	365,635
Real Estate	—	137,116	—	137,116
Retail	—	181,243	—	181,243
Semiconductors	—	73,223	—	73,223
Software	—	284,997	—	284,997
Telecommunications	—	449,201	—	449,201
Textiles	—	166,175	—	166,175
Water	—	89,847	—	89,847
Rights	—	—	—	—
Short-Term Investments	79,550	—	—	79,550
Total	$594,632	$6,170,483	$—	$6,765,115

Health & Biotechnology

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	17,723,958	—	—	17,723,958
Short-Term Investments	301,193	—	—	301,193
Total	18,025,151	—	—	18,025,151

Technology & Communications

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	49,805,957	—	—	49,805,957
Short-Term Investments	3,433,158	—	—	3,433,158
Collateral for Securities Loaned	1,976,473	—	—	1,976,473
Total	55,215,588	—	—	55,215,588

Energy & Basic Materials

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	4,117,945	—	—	4,117,945
Short-Term Investments	2,446	—	—	2,446
Total	4,120,391	—	—	4,120,391

Financial Services

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	1,522,008	—	—	1,522,008
Short-Term Investments	52,605	—	—	52,605
Total	1,574,613	—	—	1,574,613

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2013 (Continued)

Investment Quality Bond

Assets	Level 1	Level 2	Level 3	Total
U.S. Government and Agencies	—	3,968,975	—	3,968,975
Corporate Bonds and Notes	—	3,783,926	—	3,783,926
Short-Term Investments	36,303	—	—	36,303
Collateral for Securities Loaned	2,125,078	—	—	2,125,078
Total	2,161,381	7,752,901	—	9,914,282

Municipal Bond

Assets	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	1,387,947	—	1,387,947
Short-Term Investments	4,067	—	—	4,067
Total	4,067	1,387,947	—	1,392,014

U.S. Government Money Market

Assets	Level 1	Level 2	Level 3	Total
U.S. Government and Agencies	—	2,003,202	—	2,003,202
Repurchase Agreement	—	8,881,000	—	8,881,000
Total	—	10,884,202	—	10,884,202

James Alpha Global Enhanced Real Return

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	5,460,876	—	—	5,460,876
Exchange Traded Funds	383,317	—	—	383,317
Corporate Bonds and Notes	—	9,147,218	—	9,147,218
U.S. Government	—	2,775,957	—	2,775,957
Options	109,255	—	—	109,255
Short-Term Investments	17,849,800	1,999,594	—	19,849,394
Total	23,803,248	13,922,769	—	37,726,017
Derivatives:
Futures Contracts	166,091	—	—	166,091
Credit Default Swaps	—	(1,583)	—	(1,583)
Total	166,091	(1,583)	—	164,508

James Alpha Global Real Estate Investments

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	177,403,219	—	—	177,403,219
Total	177,403,219	—	—	177,403,219

The Portfolios did not hold any Level 3 securities during the period.

There were no transfers between Level 1 and Level 2 during the current period presented.

It is the Portfolios’ policy to recognize transfers into and out of Levels at the end of the reporting period.

* Refer to the Schedules of Investments for industry classifications.

Consolidation of Subsidiary – James Alpha Cayman Commodity Fund I Ltd. (JACC-SPC)

The Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the James Alpha Global Enhanced Real Return Portfolio includes the accounts of JACC-SPC, a wholly owned and controlled subsidiary. JACC-SPC is a closed-end fund incorporated as an exempted company under the companies law of the Cayman Islands on February 2, 2011 and is a disregarded entity for tax purposes. All inter-company accounts and transactions have been eliminated in consolidation.

The James Alpha Global Enhanced Real Return Portfolio may invest up to 25% of its total assets in the segregated portfolio company (“SPC”) which acts as an investment vehicle in order to effect certain investments consistent with the Portfolio’s investment objectives and policies.

A summary of the James Alpha Global Enhanced Real Return Portfolio’s investments in the SPC is as follows:

		SPC Net Assets at	% of Fund Total Assets at
	Inception Date of SPC	August 31, 2013	August 31, 2013
James Alpha Cayman Commodity Fund I Ltd.	August 5, 2011	$362,249	0.91%

(b) Federal Income Tax

It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre- enactment capital loss carryovers.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2013 (Continued)

Capital loss carry forwards, as of each Portfolio’s most recent tax year-ended August 31, 2013 (for the tax year ended December 31, 2012 for the James Alpha Global Real Estate Investments Portfolio), available to offset future capital gains, if any, are as follows:

				Non-Expiring	Non-Expiring
Portfolio	2017	2018	2019	Short-Term	Long-Term	Total
Large Capitalization Value	$7,573,956	$2,343,762	$—	$—	$—	$9,917,718
Large Capitalization Growth	2,564,754	466,182	—	—	—	3,030,936
Mid Capitalization	—	—	—	—	—	—
Small Capitalization	—	—	—	—	—	—
International Equity	405,567	1,863,505	—	31,066	295,624	2,595,762
Health & Biotechnology	—	—	—	—	—	—
Technology & Communications	—	—	—	—	—	—
Energy & Basic Materials	168,946	1,048,976	—	—	—	1,217,922
Financial Services	677,530	582,779	38,144	—	—	1,298,453
Investment Quality Bond	—	—	—	—	—	—
Municipal Bond	—	—	—	—	—	—
U.S. Government Money Market	—	—	—	—	—	—
James Alpha Global Enhanced Real
Return	—	—	—	—	—	—
James Alpha Global Real Estate
Investments	—	—	—	—	—	—

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on its 2010-2013 returns (which does not include the 2010 James Alpha Global Real Estate Portfolio) and expected to be taken in the Portfolios’ 2012 and 2013 returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Portfolios identify its major tax jurisdictions as U.S. Federal, Arizona and foreign jurisdictions where the Portfolios make significant investments. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended August 31, 2013, the Portfolios did not incur any interest or penalties.

(c) Security Transactions and Other Income

Security transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

(d) Dividends and Distributions

The following table summarizes each Portfolio’s intended dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Capitalization	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communications	Annually	Annually
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Daily – paid monthly	Annually
Municipal Bond	Daily – paid monthly	Annually
U.S. Government Money Market	Daily – paid monthly	Annually
James Alpha Global Enhanced Real Return	Annually	Annually
James Alpha Global Real Estate Investments	Quarterly	Annually

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book-tax” differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

(e) Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2013 (Continued)

(f) Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Trust’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

(g) Other

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

2.	MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio’s average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Capitalization and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; and 0.475% for U.S. Government Money Market. For James Alpha Global Enhanced Real Return and James Alpha Global Real Estate Investments management fees are payable to the Advisor monthly and are computed daily at the annual rate of 1.10% and 1.20% of the Portfolio’s average daily net assets respectively, and the Manager receives an annual supervision fee which is the greater of 0.10% of both Portfolios’ average daily net assets decreasing at various asset levels or a minimum of $15,000 per Portfolio annually paid out monthly.

For the year ended August 31, 2013 the Manager waived $13,370 for International Equity; $1,484 for Energy & Basic; $43,133 for Financial Services; $13,073 for Municipal Bond and $86,744 for U.S. Government Money Market; Armored Wolf waived $234,861 for James Alpha Global Enhanced Real Return; Ascent Investment Advisors waived $8,284 for James Alpha Global Real Estate Investments.

(b) Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

In addition, certain affiliates of GFS provide ancillary services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, GemCom receives customary fees from the Portfolios.

Certain officers of GFS and NLCS are also officers of the Trust.

(c) The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, Armored Wolf and Ascent, a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares (0.25% of the average daily net assets of James Alpha Global Enhanced Real Return and James Alpha Global Real Estate Investments Class A shares) and 1.00% of the average daily net assets of the Portfolios Class Class C shares. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager, Armored Wolf and Ascent or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets. For the year ended August 31, 2013, the Distributor waived $2,640 in fees for the U.S. Government Money Market Portfolio and $446 in fees for the Municipal Bond Portfolio.

Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class B shares were offered subject to a maximum contingent deferred sales charge (“CDSC”) of 5.00%, effective July 17, 2013 all Class B shares converted to Class I shares. Class C shares are offered subject to a CDSC of 1.00% and, prior to January 1, 2003, had been subject to a maximum sales load of 1.00%. Class I shares are offered at net asset value.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2013 (Continued)

For the year ended August 31, 2013, the Distributor, Northern Lights Distributors, LLC (“NLD”) received sales charges on sales of the Portfolios’ Class A shares. In addition, CDSCs were paid to the Manager for Class C shares. The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

	Class A	Class C
Large Capitalization Value	$447	$70
Large Capitalization Growth	2,360	298
Mid Capitalization	359	—
Small Capitalization	197	—
International Equity	173	—
Health & Biotechnology	926	—
Technology & Communications	6,768	443
Energy & Basic Materials	74	—
Financial Services	23	—
Investment Quality Bond	331	—
Municipal Bond	—	—
U.S. Government Money Market	91	314
James Alpha Global Enhanced Real Return	1,540	1,132
James Alpha Global Real Estate Investments	156,019	6,580

(d) The Trust and the Manager, the Trust and Armored Wolf on behalf of the James Alpha Global Enhanced Real Return Portfolio and the Trust and Ascent on behalf of the James Alpha Global Real Estate Investments Portfolio, have entered into an Excess Expense Agreement (the “Expense Agreement”). In connection with the Expense Agreement, the Manager is currently voluntarily waiving, and Armored Wolf and Ascent are currently waiving, all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”). The annual expense caps in effect at August 31, 2013 for each portfolio were: 3.00%, 3.60% and 2.60% for Class A, C and I shares respectively, of Large Capitalization Value, Large Capitalization Growth, Mid Capitalization, and Small Capitalization; 3.30%, 3.90% and 2.90% for Class A, C and I shares, respectively, of International Equity; 2.30%, 2.90% and 1.90% for Class A, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 2.15%, 2.75% and 1.75% for Class A, C and I shares respectively, of U.S. Government Money Market; 3.40%, 4.00% and 3.00% for Class A, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 1.50%, 2.25% and 1.25% for Class A, I and C shares, respectively, of James Alpha Global Enhanced Real Return; 2.75%, 2.98% and 1.80% for Class A, C and I shares, respectively, of James Alpha Global Real Estate Investments (prior to December 31, 2012 the Class I shares expense cap was 2.50%). Under the terms of the Expense Agreement, expenses borne by the Manager, Armored Wolf or Ascent are subject to reimbursement for up to three years from the date the fee or expense was incurred. No reimbursement will be made if it would result in the portfolio exceeding its Expense Cap. The Expense Agreement with the Manager may be terminated by either party, without penalty, upon receipt of 60 days prior notice. The Expense Agreement with Armored Wolf shall continue through December 31, 2013. The Expense Agreement with Ascent shall continue for an initial term through December 31, 2014 for Class A and Class I shares and through December 31, 2013 for Class C shares. The following table shows the available waived expenses and expiration date for each Portfolio subject to potential recovery. For the year ended August 31, 2013 Ascent Investment Advisors, LLC recaptured previously waived/reimbursed expenses in the amount of $471,406 from the James Alpha Global Real Estate Investments Portfolio.

Portfolio	12/31/2013	8/31/2014	8/31/2015	8/31/2016
International Equity	—	—	—	13,370
Energy & Basic	—	—	—	1,484
Financial Services	—	20,904	15,233	43,133
Municipal Bond	—	—	6,692	13,073
U.S. Government Money Market	—	144,906	134,836	89,414
James Alpha Global Enhanced Real Return	—	42,825	—	234,861
James Alpha Global Real Estate Investments	435,952	317,203	—	8,284

(e) The following Portfolios in the Trust had portfolio trades executed with a certain broker pursuant to a commission recapture agreement under which certain portfolio expenses could be paid by such broker or rebates could be given to each participating Portfolio. For the year ended August 31, 2013, the amount received by the participating Portfolios under this arrangement was as follows: Large Capitalization Value, $17,509; Large Capitalization Growth, $695; Mid Capitalization, $8; International Equity, $284; Health & Biotechnology, $1,141; Technology & Communications, $9,345; Energy & Basic Materials, $94; and Financial Services, $18.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2013 (Continued)

3.	INVESTMENT TRANSACTIONS

(a) For the year ended August 31, 2013, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios were as follows:

Portfolio	Purchases	Sales
Large Capitalization Value	$14,233,648	$15,840,723
Large Capitalization Growth	4,925,271	5,894,041
Mid Capitalization	7,872,523	8,467,950
Small Capitalization	5,390,963	6,999,455
International Equity	8,200,155	8,558,630
Health & Biotechnology	1,101,957	3,548,671
Technology & Communications	17,137,584	31,189,578
Energy & Basic Materials	1,259,967	1,944,655
Financial Services	292,840	543,267
Investment Quality Bond	2,097,152	3,328,382
Municipal Bond	—	2,238,759
James Alpha Global Enhanced Real Return	116,519,271	107,085,109
James Alpha Global Real Estate Investments	450,572,772	286,415,854

(b) Certain Portfolios may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

Certain Portfolios may write covered call options. This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The liability representing a Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

The Portfolios may enter into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

(c) Certain Portfolios may enter into futures contracts. The Portfolios are subject to equity price risk in the normal course of pursuing their investment objective. To manage equity price risk, the Portfolios may enter into futures contracts. Upon entering into a futures contract with a broker, the Portfolios are required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Portfolios receive from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Portfolios recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Portfolios’ portfolio of investments.

(d) Certain Portfolios may enter into foreign currency exchange contracts. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments.

(e) Swap Agreements – Certain portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), commodity or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Portfolios amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Portfolios segregate liquid securities

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2013 (Continued)

having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolios.

At August 31, 2013 the James Alpha Global Enhanced Real Return Fund had the following open forward currency exchange contracts:

						Unrealized
Settlement	Foreign Currency Units				US Dollar	Appreciation
Date	to Receive/Deliver		In Exchange for		Value	(Depreciation)
To Buy:
9/18/2013	1,000,000	EUR	1,326,580	USD	$1,319,311	$(7,269)
9/18/2013	1,000,000	EUR	1,332,180	USD	1,319,311	(12,869)
9/18/2013	1,000,000	EUR	1,324,245	USD	1,319,311	(4,934)
9/18/2013	500,000	EUR	617,047	CHF	659,655	(7,645)
9/18/2013	28,000,000	INR	406,032	USD	421,568	15,536
9/18/2013	1,000,000	NZD	815,850	USD	772,803	(43,047)
9/18/2013	2,500,000	NZD	1,943,962	USD	1,932,006	(11,956)
To Sell:
9/18/2013	1,000,000	AUD	902,850	USD	889,458	13,392
9/18/2013	300,000	GBP	463,338	USD	464,148	(810)
9/18/2013	1,000,000	EUR	1,321,495	USD	1,319,311	2,184
9/18/2013	1,000,000	EUR	1,328,270	USD	1,319,311	8,959
9/18/2013	1,000,000	EUR	1,284,780	USD	1,319,311	(34,531)
9/18/2013	28,000,000	INR	474,496	USD	421,568	52,928
9/18/2013	1,000,000	NZD	799,670	USD	772,803	26,867
9/18/2013	500,000	NZD	388,118	USD	386,401	1,716
9/18/2013	1,000,000	NZD	809,870	USD	772,803	37,067
9/18/2013	1,000,000	NZD	809,870	USD	772,803	4,487
9/18/2013	617,047	EUR	500,000	CHF	662,186	4,964
12/18/2013	500,000	GBP	784,380	USD	773,066	11,314
12/18/2013	250,000	GBP	380,274	USD	386,533	(6,259)
12/18/2013	2,250,000	EUR	3,003,525	USD	2,969,540	33,985
12/18/2013	1,000,000	EUR	1,322,570	USD	1,319,796	2,774
12/18/2013	74,000,000	JPY	779,903	USD	754,533	25,370
Net Unrealized Gain/(Loss) on Forward Foreign Currency Exchange Contracts						$112,223

The following is a summary of the location of derivative investments on the James Alpha Global Enhanced Real Return Funds Consolidated Statement of Assets and Liabilities as of August 31, 2013:

Location on the Statement of Assets and Liabilities
Derivates Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity	Investment securites	Unrealized depreciation on futures
Interest rate contracts	Unrealized appreciation on futures	Unrealized depreciation on swaps
Unrealized appreciation on swaps
Currency		Payable on forward currency exchange contracts

Derivatives Investment value
	Equity	Foreign Exchange			Total value at
	Contracts	Contracts	Commodity Contracts	Interest Rate Contracts	August 31, 2013
Futures	$99,529	$—	$56,620	$9,942	$166,091
Swap Contracts	—	—	—	(1,583)	(1,583)
Purchased Options	109,255	—	—	—	109,255
Forward Contracts	—	112,223	—	—	112,223
	$208,784	$112,223	$56,620	$8,359	$385,986

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2013 (Continued)

The following is a summary of the location of derivative investments on the James Alpha Global Enhanced Real Return Fund’s Consolidated Statement of Operations for the year ended August 31, 2013:

Derivative Investment Type	Location of Gain (Loss) on Derivatives in the Consolidated Statement of Operations
Equity/Currency/Commodity/ Interest rate contracts	Net realized gain (loss) from investments and foreign currency transactions
Net realized gain (loss) from futures contracts
Net realized gain (loss) from option contracts
Net realized gain (loss) from swap contracts
Appreciation (depreciation) on investments and foreign currency transactions
Appreciation (depreciation) on futures contracts
Appreciation (depreciation) on options contracts purchased
Appreciation (depreciation) on swap contracts

Realized gain/(loss) on derivatives recognized in the statement of operations
Derivative Investment	Equity	Foreign Exchange		Interest Rate	Total Value at
type	Risk	Risk	Commodity Risk	Risk	August 31, 2013
Futures	$(383,440)	$(38,564)	$(362,366)	$(448,148)	$(1,232,518)
Purchased Options	(9,322)	—	—	—	(9,322)
Swap Contracts	(44,248)	—	(42,613)	80,306	(6,555)
Forward Contracts	—	(139,756)	—	—	(139,756)
	$(437,010)	$(178,320)	$(404,979)	$(367,842)	$(1,388,151)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the statement of operations
	Equity	Foreign Exchange		Interest Rate	Total Value at
	Risk	Risk	Commodity Risk	Risk	August 31, 2013
Futures	$106,292	$34,281	$63,688	$15,865	$220,126
Purchased Options	(5,774)	—	—	—	(5,774)
Swap Contracts	(630)	—	—	(6,726)	(7,356)
Forward Contracts	—	112,223	—	—	112,223
	$99,888	$146,504	$63,688	$9,137	$318,083

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2013 (Continued)

4.	AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $.01 par value per share. For the periods indicated, transactions were as follows:

	Class I Shares		Class A Shares
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August, 2013	Year Ended August 31, 2012
Large Capitalization Value
Issued	137,300	165,188	4,012	216
Redeemed	(278,757)	(282,047)	(726)	(4,785)
Reinvested from Dividends	2,223	—	—	—
Net Increase (Decrease) in Shares	(139,234)	(116,859)	3,286	(4,569)
Large Capitalization Growth
Issued	198,007	133,498	58,118	3,046
Redeemed	(277,015)	(424,171)	(14,020)	(3,669)
Reinvested from Dividends	14,458	153,223	123	1,401
Net Increase (Decrease) in Shares	(64,550)	(137,450)	44,221	778
Mid Capitalization
Issued	146,113	178,583	13,727	4,891
Redeemed	(227,812)	(276,886)	(41,232)	(30,174)
Net Increase (Decrease) in Shares	(81,699)	(98,303)	(27,505)	(25,283)
Small Capitalization
Issued	119,277	153,579	3,039	118
Redeemed	(238,462)	(302,290)	(500)	(2,985)
Reinvested from Dividends	—	54,243	—	187
Net Increase (Decrease) in Shares	(119,185)	(94,468)	2,539	(2,680)
International Equity
Issued	118,676	97,546	2,247	157
Redeemed	(155,651)	(151,091)	(489)	(2,024)
Reinvested from Dividends	8,441	10,466	25	35
Net Increase (Decrease) in Shares	(28,534)	(43,079)	1,783	(1,832)
Health & Biotechnology
Issued	33,949	120,256	7,257	24,810
Redeemed	(95,216)	(139,452)	(31,642)	(35,402)
Net Increase (Decrease) in Shares	(61,267)	(19,196)	(24,385)	(10,592)
Technology & Communications
Issued	348,064	332,847	505,110	384,742
Redeemed	(832,259)	(995,957)	(805,489)	(1,180,006)
Reinvested from Dividends	11,421	106,938	10,954	83,599
Net Increase (Decrease) in Shares	(472,774)	(556,172)	(289,425)	(711,665)
Energy & Basic Materials
Issued	30,022	25,638	678	3,252
Redeemed	(69,664)	(57,407)	(9,741)	(45,427)
Net Increase (Decrease) in Shares	(39,642)	(31,769)	(9,063)	(42,175)
Financial Services
Issued	30,615	32,055	488	181
Redeemed	(58,890)	(49,332)	(5,538)	(13,443)
Net Increase (Decrease) in Shares	(28,275)	(17,277)	(5,050)	(13,262)
Investment Quality Bond
Issued	115,273	191,600	11,974	2,095
Redeemed	(283,853)	(298,795)	(4,254)	(6,116)
Reinvested from Dividends	22,179	29,181	237	246
Net Increase (Decrease) in Shares	(146,401)	(78,014)	7,957	(3,775)
Municipal Bond
Issued	31,013	47,400	2,637	6,584
Redeemed	(253,954)	(78,441)	(19,052)	(1,853)
Reinvested from Dividends	2,331	2,649	53	51
Net Increase (Decrease) in Shares	(220,610)	(28,392)	(16,362)	4,782
U.S. Government Money Market
Issued	7,001,735	8,734,614	41,995	10,269
Redeemed	(8,108,175)	(12,195,832)	(4,931)	(42,931)
Reinvested from Dividends	1,087	1,406	9	9
Net Increase (Decrease) in Shares	(1,105,353)	(3,459,812)	37,073	(32,653)

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2013 (Continued)

	Class B Shares(a)		Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012
Large Capitalization Value
Issued	—	98	3,579	8,152
Redeemed	(1,124)	(2,617)	(17,572)	(13,109)
Net Increase (Decrease) in Shares	(1,124)	(2,519)	(13,993)	(4,957)
Large Capitalization Growth
Issued	—	11	21,558	12,065
Redeemed	(846)	(1,906)	(25,222)	(18,212)
Reinvested from Dividends	4	352	1,198	12,489
Net Increase (Decrease) in Shares	(842)	(1,543)	(2,466)	6,342
Mid Capitalization
Issued	—	52	1,188	8,039
Redeemed	(1,792)	(3,550)	(14,442)	(4,795)
Net Increase (Decrease) in Shares	(1,792)	(3,498)	(13,254)	3,244
Small Capitalization
Issued	—	60	1,775	6,130
Redeemed	(908)	(4,135)	(13,396)	(33,299)
Reinvested from Dividends	—	157	—	4,256
Net Increase (Decrease) in Shares	(908)	(3,918)	(11,621)	(22,913)
International Equity
Issued	—	46	1,023	3,098
Redeemed	(453)	(1,544)	(4,175)	(16,663)
Reinvested from Dividends	—	5	—	101
Net Increase (Decrease) in Shares	(453)	(1,493)	(3,152)	(13,464)
Health & Biotechnology
Issued	—	—	374	1,782
Redeemed	(6,591)	(1,934)	(13,132)	(13,178)
Net Increase (Decrease) in Shares	(6,591)	(1,934)	(12,758)	(11,396)
Technology & Communications
Issued	—	—	61,685	123,274
Redeemed	(5,153)	(6,189)	(133,037)	(177,621)
Reinvested from Dividends	20	347	3,498	23,377
Net Increase (Decrease) in Shares	(5,133)	(5,842)	(67,854)	(30,970)
Energy & Basic Materials
Issued	—	—	489	4,480
Redeemed	(2,472)	(1,368)	(2,624)	(4,744)
Net Increase (Decrease) in Shares	(2,472)	(1,368)	(2,135)	(264)
Financial Services
Issued	—	—	744	1,192
Redeemed	(110)	(664)	(286)	(2,431)
Net Increase (Decrease) in Shares	(110)	(664)	458	(1,239)
Investment Quality Bond
Issued	—	217	1,815	14,144
Redeemed	(538)	(1,104)	(12,946)	(27,088)
Reinvested from Dividends	2	27	655	1,076
Net Increase (Decrease) in Shares	(536)	(860)	(10,476)	(11,868)
Municipal Bond
Issued	—	— *	426	1,610
Redeemed	—	(235)	(415)	(18,977)
Reinvested from Dividends	—	— *	18	111
Net Increase (Decrease) in Shares	—	(235)	29	(17,256)
U.S. Government Money Market
Issued	—	4,880	83,508	398,352
Redeemed	(5,887)	(11,407)	(126,113)	(419,976)
Reinvested from Dividends	—	—	22	26
Net Increase (Decrease) in Shares	(5,887)	(6,527)	(42,583)	(21,598)

*	Amount less than $0.50

(a)	Class B shares converted to Class I shares on July 17, 2013.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2013 (Continued)

	Class I Shares		Class A Shares		Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	January 5, 2012(1)
	August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012	August 31, 2013	to August 31, 2012
James Alpha Global Enhanced Real Return
Issued	958,049	29,811	1,635,315	828,028	264,290	56,202
Redeemed	(53,189)	(560)	(334,960)	(233,747)	(38,410)	(204)
Reinvested from Dividends	12,017	2,666	19,543	988	1,945	—
Net Increase (Decrease) in Shares	916,877	31,917	1,319,898	595,269	227,825	55,998

	Class I Shares		Class A Shares		Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	January 5, 2012(1)
	August 31, 2013	August 31, 2012	August 31, 2013	August 31, 2012	August 31, 2013	to August 31, 2012
James Alpha Global Real Estate Investments
Issued	1,650,007	53,770	5,025,305	370,865	1,504,250	150,276
Redeemed	(457,140)	(456)	(766,558)	(81,139)	(75,579)	—
Reinvested from Dividends	30,432	261	223,106	33,510	52,337	1,414
Net Increase (Decrease) in Shares	1,223,299	53,575	4,481,853	323,236	1,481,008	151,690

(1)	Commencement of operation

5.	SECURITIES LENDING

Under an agreement with the BNY Mellon Corp. (“BNY Mellon”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by BNY Mellon to the borrowers, is remitted to BNY Mellon as lending agent, and the remainder is paid to the Portfolios. Generally, in the event of a counter-party default, each Portfolio has the right to use the collateral to offset the losses incurred. There would be a potential loss to a Portfolio in the event such Portfolio is delayed or prevented from exercising its right to dispose of the collateral.

At August 31, 2013 the following portfolios loaned securities and received cash collateral for the loan. This cash was invested in a BNY Mellon Overnight Government Fund.

	Market Value of	Market Value
Portfolio	Loaned Securities	of Collateral
Large Capitalization Value	$518,141	$535,673
Large Capitalization Growth	195,082	199,059
Mid Capitalization	165,560	168,912
Small Capitilization	106,142	111,494
Technology & Communication	1,924,855	1,976,473
Investment Quality Bond	2,082,460	2,125,078

At August 31, 2013, the percentage of total investment income derived from the investment of cash collateral retained by the lending agent, BNY Mellon, was as follows:

Portfolio	Percentage of Total Investment Income
Large Capitalization Value	11.08%
Large Capitalization Growth	1.30%
Mid Capitalization	0.23%
Small Capitalization	0.58%
Health & Biotechnology	0.02%
Technology & Communication	0.23%
Investment Quality Bond	0.18%

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2013 (Continued)

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the period ended August 31, 2013 (for the period ended December 31, 2012 for the James Alpha Global Real Estate Investments Portfolio) was as follows:

	Ordinary	Exempt	Long-Term
Portfolio	Income	Income	Capital Gains	Total
Large Capitalization Value	$33,006	$—	$—	$33,006
Large Capitalization Growth	—	—	309,353	309,353
Mid Capitalization	—	—	—	—
Small Capitalization	—	—	—	—
International Equity	89,471	—	—	89,471
Health & Biotechnology	—	—	—	—
Technology & Communications	—	—	379,215	379,215
Energy & Basic Materials	—	—	—	—
Financial Services	—	—	—	—
Investment Quality Bond	128,941	—	115,910	244,851
Municipal Bond	81	26,130	—	26,211
U.S. Government Money Market	1,138	—	—	1,138
James Alpha Global Enhanced Real Return	331,685	—	39,339	371,024
James Alpha Global Real Estate Investments	3,855,082	—	—	3,855,082

The tax character of dividends paid during the period ended August 31, 2012 (for the period ended December 31, 2011 for the James Alpha Global Real Estate Investments Portfolio) was as follows:

	Ordinary	Exempt	Long-Term
Portfolio	Income	Income	Capital Gains	Total
Large Capitalization Value	$—	$—	$—	$—
Large Capitalization Growth	27,363	—	2,727,928	2,755,291
Mid Capitalization	—	—	—	—
Small Capitalization	—	—	481,512	481,512
International Equity	95,865	—	—	95,865
Health & Biotechnology	—	—	—	—
Technology & Communications	—	—	2,707,859	2,707,859
Energy & Basic Materials	—	—	—	—
Financial Services	—	—	—	—
Investment Quality Bond	198,447	—	134,039	332,486
Municipal Bond	85	29,129	—	29,214
U.S. Government Money Market	1,455	—	—	1,455
James Alpha Global Enhanced Real Return	38,881	—	—	38,881
James Alpha Global Real Estate Investments	537,543	—	72,458	610,001

Permanent book and tax differences, primarily attributable to net operating losses, foreign currency exchange gains (losses), paydown gains (losses), swap gains (losses) and adjustments for real estate investment trusts, partnerships, passive foreign investment companies and a wholly owned subsidiary, resulted in reclassification for the tax year ended August 31, 2013 (for the tax year ended December 31, 2012 for the James Alpha Global Real Estate Investments Portfolio) as follows:

		Undistributed Net	Accumulated Net Realized Gain
		Investment Income	(Loss) & Investments and
Portfolio	Paid in Capital	(Loss)	Foreign Currency Transactions
Large Capitalization Value	$—	$(11,108)	$11,108
Large Capitalization Growth	(309,353)	—	309,353
Mid Capitalization	—	—	—
Small Capitalization	—	66,206	(66,206)
International Equity	(1)	123,246	(123,245)
Health & Biotechnology	(62,931)	62,931	—
Technology & Communications	(419,797)	704,268	(284,471)
Energy & Basic Materials	(83,316)	82,824	492
Financial Services	(12,970)	13,032	(62)
Investment Quality Bond	—	—	—
Municipal Bond	—	—	—
U.S. Government Money Market	—	—	—
James Alpha Global Enhanced Real Return	—	(16,057)	16,057
James Alpha Global Real Estate Investments	—	923,548	(923,548)

Net assets were unaffected by the above reclassifications.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2013 (Continued)

As of each of the Portfolio’s tax year-ended August 31, 2013 (except for the James Alpha Global Real Estate Investments Portfolio in which its December 31, 2012 components of distributable earnings have been adjusted for August 31, 2013 activity), the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long- Term Capital Gains	Post October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficits)
Large Capitalization Value	$64,314	$—	$—	$(9,917,718)	$—	$3,300,351	$(6,553,053)
Large Capitalization Growth	66,674	—	—	(3,030,936)	—	4,552,906	1,588,644
Mid Capitalization	—	1,058,694	(26,032)	—	—	3,477,332	4,509,994
Small Capitalization	25,630	1,672,871	(117,470)	—	—	2,255,046	3,836,077
International Equity	159,242	—	—	(2,595,762)	—	26,074	(2,410,446)
Health & Biotechnology	—	1,101,947	(20,930)	—	—	5,106,363	6,187,380
Technology & Communications	—	2,579,976	(155,858)	—	—	10,942,415	13,366,533
Energy & Basic Materials	—	—	(42,190)	(1,217,922)	—	890,209	(369,903)
Financial Services	—	—	(12,118)	(1,298,453)	—	429,029	(881,542)
Investment Quality Bond	7,825	55,088	—	—	—	280,933	343,846
Municipal Bond	—	31,109	—	—	—	20,728	51,837
U.S. Government Money Market	—	—	—	—	—	—	—
James Alpha Global Enhanced Real Return	368,402	—	(208,268)	—	(543,160)	(113,129)	(496,155)
James Alpha Global Real Estate
Investments	9,270,573	44,410	—	—	—	(25,351,604)	(16,036,621)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales, adjustments for a wholly owned subsidiary, mark-to-market on open forward foreign currency contracts and on open futures and swap contracts, and passive foreign investment company and partnership adjustments.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios incurred and elected to defer such late year losses as follows:

Late Year
Portfolio	Losses
Large Capitalization Value	$—
Large Capitalization Growth	—
Mid Capitalization	26,032
Small Capitalization	—
International Equity	—
Health & Biotechnology	20,930
Technology & Communications	155,858
Energy & Basic Materials	34,710
Financial Services	12,118
Investment Quality Bond	—
Municipal Bond	—
U.S. Government Money Market	—
James Alpha Global Enhanced Real Return	—
James Alpha Global Real Estate Investments	—

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
Year Ended August 31, 2013 (Continued)

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios incurred and elected to defer such foreign currency and capital losses as follows:

Post October
Portfolio	Losses
Large Capitalization Value Portfolio	$—
Large Capitalization Growth Portfolio	—
Mid Capitalization Portfolio	—
Small Capitalization Portfolio	117,470
International Equity Portfolio	—
Health & Biotechnology Portfolio	—
Technology & Communications Portfolio	—
Energy & Basic Materials Portfolio	7,480
Financial Services Portfolio	—
Investment Quality Bond Portfolio	—
Municipal Bond Portfolio	—
U.S. Government Money Market Portfolio	—
James Alpha Global Enhanced Real Return Portfolio	208,268
James Alpha Global Real Estate Investments Portfolio	—

7.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

All Portfolios may invest a portion of net assets in the Milestone Treasury Obligations Portfolio. The James Alpha Global Enhanced Real Return Portfolio currently invests a significant portion of its assets in the Milestone Treasury Obligations Portfolio. The Portfolio may redeem its investment from the Milestone Treasury Obligations Portfolio at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the Milestone Treasury Obligations Portfolio. The Milestone Treasury Obligations Portfolio is a money market fund that seeks to provide its shareholders with the maximum current income that is consistent with the preservation of capital and the maintenance of liquidity. The financial statements of the Milestone Treasury Obligations Portfolio, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of August 31, 2013 the percentage of the Fund’s net assets invested in the Milestone Treasury Obligations Portfolio was 46.5%.

8.	NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. In January 2013, the FASB issued ASU No. 2013-01, which gives additional clarification to ASU 2011-11. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

Management is currently evaluating the impact these amendments may have on the Portfolios financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure to the financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.48	$12.02	$10.29	$10.36	$13.01
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.07	0.03	(0.05)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	3.19	1.43	1.78	(0.06)	(2.41)
Total from investment operations	3.26	1.46	1.73	(0.07)	(2.43)
Dividends and Distributions:
Dividends from net investment income	(0.03)	—	—	—	(0.22)
Distributions from realized gains	—	—	—	—	—
Total dividends and distributions	(0.03)	—	—	—	(0.22)

Redemption Fees	—	— **	— **	— **	— **

Net Asset Value, End of Period	$16.71	$13.48	$12.02	$10.29	$10.36
Total Return*	24.18%	12.15%	16.81%	(0.68)%	(18.14)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$19,775	$17,837	$17,297	$15,475	$16,545
Ratio of net operating expenses to average net assets (2)	1.25%	1.45%	1.43%	1.44%	1.72%
Ratio of net investment income (loss) to average net assets	0.45%	0.22%	(0.39)%	(0.05)%	(0.26)%
Portfolio Turnover Rate	73%	66%	109%	101%	82%

	Large Cap Growth Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$18.33	$18.26	$14.27	$12.29	$17.24
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.07	0.03	(0.14)	(0.15)	(0.13)
Net realized and unrealized gain (loss)	3.95	2.39	4.13	2.13	(4.79)
Total from investment operations	4.02	2.42	3.99	1.98	(4.92)
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.03)
Distributions from realized gains	(0.27)	(2.35)	—	—	—
Total dividends and distributions	(0.27)	(2.35)	—	—	(0.03)

Redemption Fees	— **	— **	— **	— **	— **

Net Asset Value, End of Period	$22.08	$18.33	$18.26	$14.27	$12.29
Total Return*	22.17%	14.97%	27.96%	16.11%	(28.47)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$22,386	$19,762	$22,202	$20,076	$21,720
Ratio of net operating expenses to average net assets (3)	1.34%	1.58%	1.50%	1.58%	1.91%
Ratio of net investment income (loss) to average net assets	0.35%	0.19%	(0.74)%	(1.06)%	(1.12)%
Portfolio Turnover Rate	21%	16%	163%	151%	200%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Value Portfolio: 1.34% for the year ended August 31, 2013; 1.56% for the year ended August 31, 2012; 1.60% for the year ended August 31, 2011; 1.57% for the year ended August 31, 2010; and 2.00% for the year ended August 31, 2009.

(3)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 1.34% for the year ended August 31, 2013; 1.58% for the year ended August 31, 2012; 1.52% for the year ended August 31, 2011; 1.61% for the year ended August 31, 2010; and 1.91% for the year ended August 31, 2009.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Capitalization Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.45	$9.54	$7.89	$7.73	$9.28
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	—	—	(0.06)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	3.19	0.91	1.71	0.21	(1.52)
Total from investment operations	3.19	0.91	1.65	0.16	(1.55)
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized gains	—	—	—	—	—
Total dividends and distributions	—	—	—	—	—

Redemption Fees	—	— **	— **	— **	— **

Net Asset Value, End of Period	$13.64	$10.45	$9.54	$7.89	$7.73
Total Return*	30.53%	9.54%	20.91%	2.07%	(16.70)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$11,601	$9,745	$9,827	$8,643	$9,594
Ratio of net operating expenses to average net assets (2)	1.63%	1.94%	1.83%	2.17%	2.34%
Ratio of net investment income (loss) to average net assets	(0.03)%	0.01%	(0.57)%	(0.64)%	(0.53)%
Portfolio Turnover Rate	57%	60%	93%	124%	88%

	Small Cap Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$8.30	$7.84	$6.85	$6.31	$9.06
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.01)	(0.03)	(0.01)	(0.01)	—
Net realized and unrealized gain (loss)	1.68	0.85	1.00	0.55	(1.89)
Total from investment operations	1.67	0.82	0.99	0.54	(1.89)
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized gains	—	(0.36)	—	—	(0.86)
Total dividends and distributions	—	(0.36)	—	—	(0.86)

Redemption Fees	—	— **	— **	— **	— **

Net Asset Value, End of Period	$9.97	$8.30	$7.84	$6.85	$6.31
Total Return*	20.12%	10.77%	14.45%	8.56%	(19.18)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$11,003	$10,151	$10,327	$9,737	$6,976
Ratio of net operating expenses to average net assets (3)	1.59%	1.72%	1.71%	1.72%	2.22%
Ratio of net investment income (loss) to average net assets adjusted for REIT income	(0.16)%	(0.36)%	(0.07)%	(0.19)%	0.04%
Portfolio Turnover Rate	50%	39%	31%	64%	77%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Mid Capitalization Portfolio: 1.63% for the year ended August 31, 2013; 1.95% for the year ended August 31, 2012; 1.84% for the year ended August 31, 2011; 2.18% for the year ended August 31, 2010; and 2.35% for the year ended August 31, 2009.

(3)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Small Cap Portfolio: 1.59% for the year ended August 31, 2013; 1.72% for the year ended August 31, 2012; 1.71% for the year ended August 31, 2011; 1.72% for the year ended August 31, 2010; and 2.24% for the year ended August 31, 2009.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	International Equity Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$9.12	$10.04	$9.64	$9.60	$12.22
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.04	0.11	0.12	0.11	0.14
Net realized and unrealized gain (loss)	1.41	(0.89)	0.38	0.08	(2.59)
Total from investment operations	1.45	(0.78)	0.50	0.19	(2.45)
Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.14)	(0.10)	(0.15)	(0.17)
Distributions from realized gains	—	—	—	—	—
Total dividends and distributions	(0.13)	(0.14)	(0.10)	(0.15)	(0.17)

Redemption Fees	— **	— **	— **	— **	—	**

Net Asset Value, End of Period	$10.44	$9.12	$10.04	$9.64	$9.60
Total Return*	15.93%	(7.67)%	5.05%	1.87%	(19.65)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$6,659	$6,079	$7,126	$7,418	$6,410
Ratio of net operating expenses to average net assets (2)	2.90%	2.69%	2.61%	2.25%	1.95%
Ratio of net investment income (loss) to average net assets	0.40%	1.22%	1.04%	1.06%	1.70%
Portfolio Turnover Rate	122%	50%	43%	160%	52%

	Health & Biotechnology Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.85	$18.91	$15.02	$14.25	$14.37
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.03)	(0.04)	(0.08)	(0.14)	(0.13)
Net realized and unrealized gain (loss)	5.33	1.98	3.97	0.91	0.01
Total from investment operations	5.30	1.94	3.89	0.77	(0.12)
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized gains	—	—	—	—	—
Total dividends and distributions	—	—	—	—	—

Redemption Fees	—	— **	— **	— **	—	**

Net Asset Value, End of Period	$26.15	$20.85	$18.91	$15.02	$14.25
Total Return*	25.42%	10.26%	25.90%	5.40%	(0.84)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$9,593	$8,929	$8,460	$7,605	$8,481
Ratio of net operating expenses to average net assets (3)	2.20%	2.26%	2.32%	2.39%	2.55	%(4)
Ratio of net investment income (loss) to average net assets	(0.13)%	(0.18)%	(0.42)%	(0.87)%	(1.10)%
Portfolio Turnover Rate	6%	18%	8%	14%	27%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the International Equity Portfolio: 3.09% for the year ended August 31, 2013; 2.70% for the year ended August 31, 2012; 2.63% for the year ended August 31, 2011; 2.29% for the year ended August 31, 2010; and 2.04% for the year ended August 31, 2009.

(3)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 2.21% for the year ended August 31, 2013; 2.27% for the year ended August 31, 2012; 2.34% for the year ended August 31, 2011; 2.41% for the year ended August 31, 2010; and 2.56% for the year ended August 31, 2009.

(4)	During the year ended August 31, 2009, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.55% for the Health & Biotechnology Portfolio.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2013	2012	2011		2010	2009
Net Asset Value, Beginning of Period	$14.46	$13.05	$10.66		$8.01	$9.09
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.06)	(0.15)	(0.27)		(0.23)	(0.15)
Net realized and unrealized gain (loss)	2.05	2.16	2.66		2.88	(0.93)
Total from investment operations	1.99	2.01	2.39		2.65	(1.08)
Dividends and Distributions:
Dividends from net investment income	—	—	—		—	—
Distributions from realized gains	(0.10)	(0.60)	—		—	—
Total dividends and distributions	(0.10)	(0.60)	—		—	—

Redemption Fees	— **	— **	—	**	— **	— **

Net Asset Value, End of Period	$16.35	$14.46	$13.05		$10.66	$8.01
Total Return*	13.83%	16.32%	22.42%		33.08%	(11.88)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$24,510	$28,525	$33,009		$8,651	$6,507
Ratio of net operating expenses to average net assets (2)	1.92%	2.18%	2.26	%(3)	2.67%	2.80%
Ratio of net investment income (loss) to average net assets	(0.38)%	(1.07)%	(1.81)%		(2.34)%	(2.32)%
Portfolio Turnover Rate	33%	25%	603%		334%	279%

	Energy & Basic Materials Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2013	2012	2011		2010	2009
Net Asset Value, Beginning of Period	$13.71	$14.62	$11.31		$10.72	$27.64
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.14)	(0.09)	(0.27)		(0.22)	(0.13)
Net realized and unrealized gain (loss)	2.26	(0.82)	3.58		0.81	(11.23)
Total from investment operations	2.12	(0.91)	3.31		0.59	(11.36)
Dividends and Distributions:
Dividends from net investment income	—	—	—		—	—
Distributions from realized gains	—	—	—		—	(5.56)
Total dividends and distributions	—	—	—		—	(5.56)

Redemption Fees	—	— **	—	**	— **	— **

Net Asset Value, End of Period	$15.83	$13.71	$14.62		$11.31	$10.72
Total Return*	15.46%	(6.22)%	29.27%		5.50%	(35.08)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$2,790	$2,958	$3,620		$3,143	$3,090
Ratio of net operating expenses to average net assets (4)	3.00%	2.83%	2.68	%(5)	2.64%	2.81%
Ratio of net investment income (loss) to average net assets	(0.93)%	(0.54)%	(1.72)%		(1.77)%	(1.15)%
Portfolio Turnover Rate	30%	46%	56%		65%	130%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Technology & Communications Portfolio: 1.94% for the year ended August 31, 2013; 2.20% for the year ended August 31, 2012; 2.26% for the year ended August 31, 2011; 2.70% for the year ended August 31, 2010; and 3.34% for the year ended August 31, 2009.

(3)	During the year ended August 31, 2011, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.18% for the year ending August 31, 2011.

(4)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.03% for the year ended August 31, 2013; 2.84% for the year ended August 31, 2012; 2.69% for the year ended August 31, 2011; 2.64% for the year ended August 31, 2010; and 3.00% for the year ended August 31, 2009.

(5)	During the year ended August 31, 2011, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.55% for the year ending August 31, 2011.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$6.17	$5.63	$5.61	$6.36	$8.58
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.06)	(0.04)	(0.09)	(0.12)	(0.03)
Net realized and unrealized gain (loss)	1.54	0.58	0.11	(0.63)	(2.19)
Total from investment operations	1.48	0.54	0.02	(0.75)	(2.22)
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized gains	—	—	—	—	—
Total dividends and distributions	—	—	—	—	—

Redemption Fees	—	— **	— **	— **	— **

Net Asset Value, End of Period	$7.65	$6.17	$5.63	$5.61	$6.36
Total Return*	23.99%	9.59%	0.36%	(11.79)%	(25.87)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,397	$1,301	$1,284	$1,216	$1,124
Ratio of net operating expenses to average net assets (2)	3.00%	2.99%	2.99%	2.99%	2.78%
Ratio of net investment income (loss) to average net assets	(0.89)%	(0.65)%	(1.45)%	(1.87)%	(0.54)%
Portfolio Turnover Rate	19%	33%	56%	104%	92%

	Investment Quality Bond Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.22	$10.24	$10.52	$10.15	$9.90
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.13	0.18	0.27	0.31	0.28
Net realized and unrealized gain (loss)	(0.29)	0.14	(0.10)	0.37	0.25
Total from investment operations	(0.16)	0.32	0.17	0.68	0.53
Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.18)	(0.27)	(0.31)	(0.28)
Distributions from realized gains	(0.14)	(0.16)	(0.18)	—	—
Total dividends and distributions	(0.27)	(0.34)	(0.45)	(0.31)	(0.28)

Redemption Fees	—	— **	— **	— **	— **

Net Asset Value, End of Period	$9.79	$10.22	$10.24	$10.52	$10.15
Total Return*	(1.62)%	3.19%	1.64%	6.78%	5.44%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$7,417	$9,235	$10,052	$11,997	$14,135
Ratio of net operating expenses to average net assets (3)	1.48%	1.56%	1.52%	1.75%	1.69%
Ratio of net investment income (loss) to average net assets	1.25%	1.75%	2.58%	2.99%	2.79%
Portfolio Turnover Rate	24%	43%	26%	31%	45%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Financial Services Portfolio: 5.70% for the year ended August 31, 2013; 4.05% for the year ended August 31, 2012; 4.19% for the year ended August 31, 2011; 3.81% for the year ended August 31, 2010; and 4.17% for the year ended August 31, 2009.

(3)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 1.48% for the year ended August 31, 2013; 1.56% for the year ended August 31, 2012; 1.52% for the year ended August 31, 2011; 1.75% for the year ended August 31, 2010; and 1.69% for the year ended August 31, 2009.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$10.18	$9.94	$10.06	$9.68		$9.93
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.09	0.08	0.12	0.19		0.25
Net realized and unrealized gain (loss)	(0.37)	0.24	(0.11)	0.38		(0.11)
Total from investment operations	(0.28)	0.32	0.01	0.57		0.14
Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.08)	(0.13)	(0.19)		(0.25)
Distributions from realized gains	—	—	—	—		(0.14)
Total dividends and distributions	(0.10)	(0.08)	(0.13)	(0.19)		(0.39)

Redemption Fees	—	— **	— **	—	**	—	**

Net Asset Value, End of Period	$9.80	$10.18	$9.94	$10.06		$9.68
Total Return*	(2.82)%	3.23%	0.08%	6.00%		1.22%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,096	$3,384	$3,585	$3,089		$2,512
Ratio of net operating expenses to average net assets (2)	1.89%	1.90%	1.60%	1.90%		1.74%
Ratio of net investment income (loss) to average net assets	0.91%	0.80%	1.25%	1.96%		2.55%
Portfolio Turnover Rate	0%	13%	31%	17%		26%

	U.S. Government Money Market Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.00 **	0.00 **	0.00 **	0.00	**	0.00	**
Net realized and unrealized gain (loss)	—	—	—	—		—
Total from investment operations	0.00 **	0.00 **	0.00 **	0.00	**	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.00)**	(0.00)**	(0.00)**	(0.00	)**	(0.00	)**
Distributions from realized gains	—	—	—	—		—
Total dividends and distributions	(0.00)**	(0.00)**	(0.00)**	(0.00	)**	(0.00	)**

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return*	0.01%	0.00%	0.01%	0.01%		0.10%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$10,496	$11,619	$15,061	$19,253		$26,827
Ratio of net operating expenses to average net assets (3)	0.12%	0.12%	0.14%	0.15	%(4)	0.70	%(4)
Ratio of net investment income (loss) to average net assets	0.01%	0.01%	0.01%	0.01%		0.09%
Portfolio Turnover Rate	N/A	N/A	N/A	N/A		N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Municipal Bond Portfolio: 2.29% for the year ended August 31, 2013; 2.07% for the year ended August 31, 2012; 1.60% for the year ended August 31, 2011; 2.26% for the year ended August 31, 2010; and 1.89% for the year ended August 31, 2009.

(3)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 1.99% for the year ended August 31, 2013; 1.08% for the year ended August 31, 2012; 0.99% for the year ended August 31, 2011; 1.48% for the year ended August 31, 2010; and 1.32% for the year ended August 31, 2009.

(4)	The U.S. Government Money Market Portfolio incurred expenses associated with participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds. The ratio of net operating expenses to average daily net assets including these expenses was 0.16% during the year ended August 31, 2010 and 0.78% during the year ended August 31, 2009.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Global Enhanced Real Return Portfolio - Class I Shares

					February 1,
	Year Ended		Year Ended		2011 (1) to
	August 31,		August 31,		August 31,
	2013		2012		2011
Net Asset Value, Beginning of Period	$10.45		$10.28		$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.08		0.10		0.09
Net realized and unrealized gain (loss)	(0.12)		0.12		0.19
Total from investment operations	(0.04)		0.22		0.28
Dividends and Distributions:
Dividends from net investment income	(0.14)		(0.05)		—
Distributions from realized gains	(0.06)		—		—
Total dividends and distributions	(0.20)		(0.05)		—

Redemption Fees	—	**	—	**	—	**

Net Asset Value, End of Period	$10.21		$10.45		$10.28
Total Return*	(0.44)%		2.11%		2.80	%(7)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$15,747		$6,541		$6,105
Ratio of net operating expenses to average net assets (4)	1.25%		1.25%		1.25	%(3)
Ratio of net investment income (loss) to average net assets	0.72%		0.93%		1.58	%(3)
Portfolio Turnover Rate	579%		373%		105	%(7)

	James Alpha Global Real Estate Investments Portfolio - Class I Shares

					August 1,
	Year Ended		Year Ended		2011 (1) to
	August 31,		August 31,		August 31,
	2013		2012		2011
Net Asset Value, Beginning of Period	$21.85		$19.11		$20.72
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.81		1.35		0.03
Net realized and unrealized gain (loss)	0.57	(8)	2.42		(1.64)
Total from investment operations	1.38		3.77		(1.61)
Dividends and Distributions:
Dividends from net investment income	(1.22)		(0.25)		—
Distributions from realized gains	(1.36)		(0.78)		—
Total dividends and distributions	(2.58)		(1.03)		—

Redemption Fees	—	**	—	**	—	**

Net Asset Value, End of Period	$20.65		$21.85		$19.11
Total Return*	6.00%		23.60%		(7.77	)%(7)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$26,362		$1,172		$1
Ratio of net operating expenses to average net assets	1.80	%(5)	2.50	%(6)	2.50	%(3,5)
Ratio of net investment income (loss) to average net assets	3.51%		6.42%		4.00	%(3)
Portfolio Turnover Rate	208%		519%		284	%(7)

(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Before the application of any fees waived or reimbursed by Armored Wolf, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the James Alpha Global Enhanced Real Return Portfolio: 2.06% for the year ended August 31, 2013; 2.43% for the year ended August 31, 2012 and 3.62% for the period ended August 31, 2011.

(5)	Before the application of any fees waived or reimbursed by Ascent Investment Advisors, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the James Alpha Global Real Estate Investments Portfolio: 1.87% for the year ended August 31, 2013 and 4.33% for the period ended August 31, 2011.

(6)	During the year ended August 31, 2012 Ascent Investment Advisors, LLC, recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.50%.

(7)	Not annualized

(8)	Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Statements of Operations for the year ended August 31, 2013, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

To the Shareholders and Board of Trustees
The Saratoga Advantage Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Energy & Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, U.S. Government Money Market Portfolio, James Alpha Global Enhanced Real Return Portfolio, and James Alpha Global Real Estate Investments Portfolio (each a series of the Saratoga Advantage Trust or the “Trust”), as of August 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, except for the James Alpha Global Enhanced Real Return Portfolio in which the financial highlights were for the two years in the period then ended and the period February 1, 2011 (commencement of operations) through August 31, 2011 and James Alpha Global Real Estate Investments Portfolio in which the financial highlights were for the two years in the period then ended and the period January 1, 2011 through August 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. With respect to the James Alpha Global Real Estate Investments Portfolio the financial highlights for the year ended December 31, 2010 and the period October 26, 2009 (commencement of operations) through December 31, 2009 have been audited by other auditors, whose report dated March 1, 2011 and expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the fourteen portfolios of the Saratoga Advantage Trust as of August 31, 2013, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 30, 2013

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from March 1, 2013 through August 31, 2013.

Actual Expenses: The first table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

Actual Expenses – Table 1:	Beginning Account Value – 3/1/2013	Ending Account Value – 8/31/2013	Expense Paid 3/1/2013-8/31/2013*	Expense Ratio [Annualized]
Large Capitalization Value – Class I	$1,000.00	$1,097.90	$6.61	1.25%
Large Capitalization Value – Class A	1,000.00	1,095.70	8.58	1.62%
Large Capitalization Value – Class C	1,000.00	1,093.00	11.92	2.26%
Large Capitalization Growth – Class I	1,000.00	1,077.10	7.02	1.34%
Large Capitalization Growth – Class A	1,000.00	1,074.80	8.68	1.66%
Large Capitalization Growth – Class C	1,000.00	1,072.10	12.17	2.33%
Mid Capitalization – Class I	1,000.00	1,124.50	8.73	1.63%
Mid Capitalization – Class A	1,000.00	1,121.60	10.91	2.04%
Mid Capitalization – Class C	1,000.00	1,119.10	8.87	1.66%
Small Capitalization – Class I	1,000.00	1,086.10	8.36	1.59%
Small Capitalization – Class A	1,000.00	1,083.80	10.35	1.97%
Small Capitalization – Class C	1,000.00	1,081.40	13.64	2.60%
International Equity – Class I	1,000.00	1,008.70	14.68	2.90%
International Equity – Class A	1,000.00	1,005.80	16.68	3.30%
International Equity – Class C	1,000.00	1,003.10	19.69	3.90%
Health & Biotechnology – Class I	1,000.00	1,116.60	11.68	2.19%
Health & Biotechnology – Class A	1,000.00	1,114.50	13.86	2.60%
Health & Biotechnology – Class C	1,000.00	1,111.20	17.03	3.20%
Technology & Communications – Class I	1,000.00	1,113.00	10.23	1.92%
Technology & Communications – Class A	1,000.00	1,110.90	12.13	2.28%
Technology & Communications – Class C	1,000.00	1,107.30	15.40	2.90%
Energy & Basic Materials – Class I	1,000.00	1,059.60	15.57	3.00%
Energy & Basic Materials – Class A	1,000.00	1058.00	17.64	3.40%
Energy & Basic Materials – Class C	1,000.00	1,054.80	20.72	4.00%
Financial Services – Class I	1,000.00	1,083.60	15.76	3.00%
Financial Services – Class A	1,000.00	1,081.60	17.84	3.40%
Financial Services – Class C	1,000.00	1,078.20	20.95	4.00%
Investment Quality Bond – Class I	1,000.00	983.10	7.40	1.48%
Investment Quality Bond – Class A	1,000.00	981.20	9.29	1.86%
Investment Quality Bond – Class C	1,000.00	978.30	12.17	2.44%
Municipal Bond – Class I	1,000.00	967.80	9.37	1.89%
Municipal Bond – Class A	1,000.00	965.20	11.15	2.25%
Municipal Bond – Class C	1,000.00	962.30	14.34	2.90%
U.S. Government Money Market – Class I	1,000.00	1,000.00	0.60	0.12%
U.S. Government Money Market – Class A	1,000.00	1,000.10	0.60	0.12%
U.S. Government Money Market – Class C	1,000.00	1,000.10	0.55	0.11%
James Alpha Global Enhanced Real Return – Class A	1,000.00	978.80	7.48	1.50%
James Alpha Global Enhanced Real Return – Class C	1,000.00	974.80	11.17	2.25%
James Alpha Global Enhanced Real Return – Class I	1,000.00	980.80	6.24	1.25%
James Alpha Global Real Estate Investments – Class A	1,000.00	928.70	13.37	2.75%
James Alpha Global Real Estate Investments – Class C	1,000.00	927.80	14.48	2.98%
James Alpha Global Real Estate Investments – Class I	1,000.00	933.70	8.77	1.80%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical Examples for Comparison Purposes: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account Value – 3/1/2013	Ending Account Value – 8/31/2013	Expense Paid 3/1/2013-8/31/2013*	Expense Ratio [Annualized]
Hypothetical
[5% Return Before Expenses] – Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,018.90	$6.36	1.25%
Large Capitalization Value – Class A	1,000.00	1,017.01	8.26	1.62%
Large Capitalization Value – Class C	1,000.00	1,013.82	11.47	2.26%
Large Capitalization Growth – Class I	1,000.00	1,018.45	6.82	1.34%
Large Capitalization Growth – Class A	1,000.00	1,016.84	8.44	1.66%
Large Capitalization Growth – Class C	1,000.00	1,013.46	11.82	2.33%
Mid Capitalization – Class I	1,000.00	1,016.99	8.29	1.63%
Mid Capitalization – Class A	1,000.00	1,014.92	10.36	2.04%
Mid Capitalization – Class C	1,000.00	1,016.84	8.44	1.66%
Small Capitalization – Class I	1,000.00	1,017.19	8.08	1.59%
Small Capitalization – Class A	1,000.00	1,015.27	10.01	1.97%
Small Capitalization – Class C	1,000.00	1,012.10	13.19	2.60%
International Equity – Class I	1,000.00	1,010.59	14.70	2.90%
International Equity – Class A	1,000.00	1,008.57	16.71	3.30%
International Equity – Class C	1,000.00	1,005.55	19.71	3.90%
Health & Biotechnology – Class I	1,000.00	1,014.17	11.12	2.19%
Health & Biotechnology – Class A	1,000.00	1,012.10	13.19	2.60%
Health & Biotechnology – Class C	1,000.00	1,009.07	16.20	3.20%
Technology & Communications – Class I	1,000.00	1,015.53	15.24	1.92%
Technology & Communications – Class A	1,000.00	1,013.71	11.57	2.28%
Technology & Communications – Class C	1,000.00	1,010.59	14.70	2.90%
Energy & Basic Materials – Class I	1,000.00	1,010.08	15.20	3.00%
Energy & Basic Materials – Class A	1,000.00	1,008.07	17.21	3.40%
Energy & Basic Materials – Class C	1,000.00	1,005.04	20.22	4.00%
Financial Services – Class I	1,000.00	1,010.08	15.20	3.00%
Financial Services – Class A	1,000.00	1,008.07	17.21	3.40%
Financial Services – Class C	1,000.00	1,005.04	20.22	4.00%
Investment Quality Bond – Class I	1,000.00	1,017.74	7.53	1.48%
Investment Quality Bond – Class A	1,000.00	1,015.83	9.45	1.86%
Investment Quality Bond – Class C	1,000.00	1,012.91	12.38	2.44%
Municipal Bond – Class I	1,000.00	1,015.68	9.60	1.89%
Municipal Bond – Class A	1,000.00	1,013.86	11.42	2.25%
Municipal Bond – Class C	1,000.00	1,010.59	14.70	2.90%
U.S. Government Money Market – Class I	1,000.00	1,024.60	0.61	0.12%
U.S. Government Money Market – Class A	1,000.00	1,024.60	0.61	0.12%
U.S. Government Money Market – Class C	1,000.00	1,024.65	0.56	0.11%
James Alpha Global Enhanced Real Return – Class A	1,000.00	1,017.64	7.63	1.50%
James Alpha Global Enhanced Real Return – Class C	1,000.00	1,013.86	11.42	2.25%
James Alpha Global Enhanced Real Return – Class I	1,000.00	1,018.90	6.36	1.25%
James Alpha Global Real Estate Investments – Class A	1,000.00	1,011.34	13.94	2.75%
James Alpha Global Real Estate Investments – Class C	1,000.00	1,010.18	15.10	2.98%
James Alpha Global Real Estate Investments – Class I	1,000.00	1,016.13	9.15	1.80%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the days in reporting period).

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

Interested Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bruce E. Ventimiglia, 58 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	President, CEO, & Chairman of the Board of Trustees **	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	14 Portfolios	None

Independent Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Patrick H. McCollough, 71 208 North Capital, 3rd Floor Lansing, MI 48933	Trustee	Since September 1994	Consultant to the law and government relations firm of Kelly Cawthorne, PLLC	14 Portfolios	None

Udo Koopmann, 72 11500 Governor’s Drive Chapel Hill, NC 27517	Trustee	Since April 1997	Retired	14 Portfolios	None

Floyd E. Seal, 64 122 Ethan Allen Drive Dahlonega, GA 30533	Trustee	Since April 1997	Chief Executive Officer and 100% owner of Tarahill, Inc., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA(1992 – 2012); Director of Operations, Pet Goods Manufacturing & Imports (1/2013 – Present)	14 Portfolios	None

Stephen H. Hamrick, 61 139 Van Bolen Way Mahwah, NJ 07430	Trustee	Since January 2003	President and Chief Executive Officer, Terra Capital Markets, LLC (2/2011-Present) (Broker-Dealer); President, Lightstone Value Plus REIT (9/2007-7/2010) (Real Estate Investment Trust); President, Lightstone Securities LLC (7/2006-7/2010) (Broker-Dealer); Managing Director, WP Carey & Co. (2001- 2006) (Real Estate Investments and Management); Chairman & President, Carey Financial Corp. (1994-2006) (Broker- Dealer)	14 Portfolios	None

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Senior Officers

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Stephen Ventimiglia, 57 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Vice President & Secretary**	Since September 1994	Vice Chairman & Chief Investment Officer of Saratoga Capital Management, LLC	14 Portfolios	None

Jonathan W. Ventimiglia, 30 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer, Chief Compliance Officer (July 2009 – Present) and Marketing Associate (August 2005- Present) of Saratoga Capital Management, LLC.	14 Portfolios	None

James S. Vitalie, 53 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Vice President	Since January 2011	President of James Alpha Management (March 2008 – Present); Institutional Group Head of Old Mutual Capital (September 2005 – March 2008)	14 Portfolios	None

Michael J. Wagner, 62 c/o Northern Lights Compliance Services, LLC 80 Arkay Dr., Suite 110, Hauppauge, NY 11788	Chief Compliance Officer	Since July 2006	President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006 – present); Senior Vice President of Northern Lights Compliance Services, LLC (2004 – 2006); Vice President of GemCom, LLC (2004 – present)	14 Portfolios	None

*	Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

**	Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

***	Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

MANAGEMENT AND ADVISORY AGREEMENT APPROVALS

Board of Trustees (the “Board”) Meeting of April 11 and 12, 2013

The Independent Trustees discussed the information received from the Manager respecting (i) the nature, quality and scope of services provided by the Manager, Armored Wolf, Ascent and each Adviser to the Portfolios; (ii) the investment performance of the Portfolios relative to comparable funds; (iii) the costs of services provided and estimated profits realized by the Manager, Armored Wolf and Ascent; (iv) fees and expenses relative to other comparable funds; (v) the extent to which economies of scale are realized as the Portfolios grow and whether fee levels appropriately reflect economies of scale; and (vi) benefits realized by the Manager, Armored Wolf and Ascent from their relationship with the Portfolios.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board.

Nature, Quality and Scope of Services

The Board reviewed and considered the nature, quality and scope of services provided by the Manager. In this regard, the Manager discussed in detail with the Trustees its methodology for selecting Advisers and the procedures and criteria it utilizes in evaluating the adequacy of each Adviser’s performance. The Trustees concluded that the nature and extent of the services provided by the Manager were necessary and appropriate for the conduct of the business and investment activities of the Trust. The Trustees also concluded that the overall quality of the advisory and administrative services were satisfactory.

The Trustees also evaluated the nature, quality and scope of the services provided by Armored Wolf and Ascent and concluded that the overall quality and scope of services provided were satisfactory. In addition, the Trustees evaluated the quality of the services provided by the Advisers to each Portfolio. The Board concluded that the nature, scope and quality of the services provided by each of the Advisers was satisfactory.

Comparative Performance

The performance of each of the Portfolios was compared to a Lipper or Morningstar Index of funds with investment objectives similar to that of the applicable Portfolio. Performance was compared over various time periods with an emphasis on longer term performance. The conclusions of the Trustees were as follows:

Large Cap Value: The Trustees noted that M.D. Sass Investors Services, Inc. has been the Adviser to the Portfolio since August 2008 and had performed better than its benchmark from then through February 29, 2012. The Trustees further noted that M.D. Sass underperformed its benchmark for the one year period ended February 28, 2013 with the consequence that for the period August 2008 through February 28, 2013, the Portfolio slightly underperformed its benchmark. In light of the relatively short period of time of underperformance and Saratoga’s view that M.D. Sass’s investment approach is well suited for a fund like the Portfolio which is used as part of an asset allocation strategy, the Trustees concluded that the performance of the Portfolio was satisfactory.

Large Cap Growth: The Trustees noted that since Loomis, Sayles & Company, L.P. (“Loomis Sayles”) had taken over as Adviser to the Portfolio in May 2005 and since then through February 28, 2013, the Portfolio had performed better than its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

Mid-Cap: The Trustees noted that Vaughan Nelson Investment Management LP became the Adviser to the Portfolio in April 2006 and that since then through February 28, 2013, the Portfolio had outperformed its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

Small Cap: The Trustees noted that since Fox Asset Management, LLC (“Fox”) had taken over as the Adviser to the Portfolio in January 2001 through February 28, 2013, the Portfolio had performed better than its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

International Equity: The Trustees noted that the current Adviser to the Portfolio, DePrince, Race and Zollo, Inc. (“DRZ”), was appointed in November 2009 and had outperformed its benchmark since then through February 28, 2011. They further noted that DRZ underperformed its benchmark for the one year ended February 29, 2012 but that a new portfolio manager at DRZ began managing the Portfolio in late 2012. In light of the recent change, the Trustees concluded that it was too soon to meaningfully evaluate the performance of the manager.

Health & Biotechnology: The Trustees noted that the current Adviser to the Portfolio, Oak Associates, ltd. (“Oak”) was appointed in July 2005. Since that date through February 28, 2013, the Adviser had outperformed its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

Technology & Communications: The Trustees noted that Loomis Sayles and Oak took over as Advisers of the Portfolio in August of 2011 and since then through February 28, 2013 the Portfolio performed virtually even with its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

Financial Services: The Trustees noted that Loomis Sayles was appointed as the Adviser to the Portfolio in May 2005 and since then through February 28, 2013 the Portfolio had outperformed the S&P Financials which comprises those companies included in the S&P 500 that are classified as members of the Global Industry Classification Standard financials sector; however, the Portfolio underperformed its benchmark during that period of time. The Trustees noted that the Portfolio was significantly smaller than most financial services funds and according to the Adviser the Portfolio has a bias toward high-quality “defensive” stocks, making it suitable for asset allocation strategies in the Manager’s view. The Trustees determined that under the circumstances the performance of the Portfolio was satisfactory.

Energy & Basic Materials: The Trustees noted that in April 2007 Loomis Sayles was appointed as the Adviser to the Portfolio. The Trustees noted that since then through February 28, 2013,

the Portfolio slightly underperformed its benchmark, however, the Portfolio slightly outperformed its benchmark for the five year period ended February 28, 2013. The Trustees determined that the performance of the Portfolio was satisfactory.

Investment Quality Bond: The Trustees noted that Fox has been the Adviser to the Portfolio since its inception (September 1, 1994), and that the Portfolio’s performance from its inception through February 28, 2013 had been in line with its benchmark. The Trustees determined that performance of the Portfolio was satisfactory.

Municipal Bond: The Trustees noted that the current Adviser to the Portfolio, Fox, was appointed in April 2009 and since then through February 28, 2013 the Portfolio underperformed its benchmark. The Trustees noted, however, that the Portfolio is significantly smaller than most municipal bond funds and is managed in a conservative risk averse manner suitable for asset allocation. The Trustees concluded that under the circumstances, the performance of the portfolio was satisfactory.

U.S. Government Money Market: The Trustees noted that CLS Investments LLC has been the Adviser to the Portfolio since August 2011 and since then through February 28, 2013 the Portfolio performed virtually even with its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

James Alpha Global Enhanced Real Return Portfolio: The Trustees noted that Armored Wolf, LLC was appointed in February 2011 and since March 1, 2011 through February 28, 2013, the Portfolio had outperformed its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

James Alpha Global Real Estate Investments Portfolio: The Trustees noted that the Adviser to the Portfolio, Ascent Investment Advisors, LLC, was appointed in August 2011 and since then through February 28, 2013 the Portfolio had outperformed its benchmark.  The Trustees concluded that the performance of the Portfolio was satisfactory.

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee rate for each Portfolio and noted the following: (i) fee rates for the Large Cap Value, Mid Cap and International Equity Portfolios were slightly higher than the average of comparable funds; (ii) the fee rates for the Large Cap Growth and Small Cap Portfolios were slightly or considerably lower than the average of comparable funds; and (iii) the fee rates for Health & Biotechnology, Technology & Communications, Financial Services, Energy & Basic Materials, Investment Quality Bond, Municipal Bond, U.S. Government Money Market, James Alpha Real Return and James Alpha Real Estate were higher than the average of comparable funds.

The Trustees noted that the Portfolios were considerably smaller than many of the funds in the comparison group and considered, with respect to each Portfolio, the adverse impact of the relatively small sizes of the Portfolios on the costs and profitability of Saratoga, Armored Wolf and Ascent. The Trustees also noted that Saratoga has, since 1999, agreed to cap expenses of the Portfolios for which it serves as Manager at specified levels. The Trustees also noted that expense caps are in effect for the Portfolios managed by Armored Wolf and Ascent. The

Trustees evaluated the impact of these expense caps on the net fees received by Saratoga, Armored Wolf and Ascent, respectively. The Trustees concluded, based on the foregoing, that the Management Fee rate with respect to each of the Portfolios was not excessive relative to comparable funds.

The Trustees also evaluated the reasonableness of the fee split between Saratoga and the Adviser to each Portfolio managed by Saratoga. In this regard, they considered the nature and scope of the services provided by Saratoga, including (i) ongoing monitoring of portfolio performance, (ii) supervision of outside service providers, (iii) responding to questions from brokers and investment advisers, and (iv) research of Advisers and potential replacement advisers to present to the Trustees for their consideration. The Trustees also took note of Saratoga’s representation that with respect to the more complex portfolios, these services are generally more time consuming.

Economies of Scale

The Trustees determined that at their current sizes, the Portfolios do not enjoy the benefits of economies of scale.

Profitability of Manager

The Trustees reviewed the profitability data that had been provided by the Manager, Armored Wolf and Ascent. The Trustees noted that the provision of services under the Management Agreement had resulted in a loss to each of these organizations. The Trustees considered the financial viability of the Manager, Armored Wolf and Ascent and their ability to continue to provide high quality services and concluded that each organization continues to be capable of and committed to providing high quality services.

Other Benefits

The Trustees considered the benefits obtained by the Manager, Armored Wolf and Ascent and the Advisers from their relationship with the Trust. They noted, in this regard, that certain of the Advisers have soft dollar arrangements pursuant to which commissions on fund portfolio transactions may be utilized to pay for research services. The Trustees noted that the amount of soft dollars was small and that research services obtained by the Advisers may enhance the ability of the Advisers to provide quality services to the Portfolios. The Trustees noted that the Manager receives licensing fees from third parties for the use of the Saratoga asset allocation program.

Conclusion

Based on the foregoing and such other factors as they deemed relevant, the Independent Trustees determined that continuation of the Management Agreements and the Advisory Agreement for each of the Portfolios was in the best interests of the Portfolios and their shareholders.

Rev July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

●    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Trust does not jointly market.

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the period ended June 30, 2013 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Floyd E. Seal and Udo W. Koopmann are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

Registrant

Advisor

FYE 08/31/13

$97,500.00

$   900.00

FYE 08/31/12

$97,500.00

$   900.00

FYE 08/31/11

$97,500.00

$   900.00

(b)

Audit-Related Fees

Registrant

Advisor

FYE 08/31/13

$0.00

$0.00

FYE 08/31/12

$0.00

$0.00

FYE 08/31/11

$0.00

$0.00

(c)

Tax Fees

Registrant

Advisor

FYE 08/31/13

$26,000.00

$   600.00

FYE 08/31/12

$26,000.00

$   600.00

FYE 08/31/11

$26,000.00

$   600.00

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

Registrant

Advisor

FYE 08/31/13

$0.00

$0.00

FYE 08/31/12

$0.00

$0.00

FYE 08/31/11

$0.00

$0.00

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Advisor

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Advisor

FYE 08/31/2013

$26,000.00

$   600.00

FYE 08/31/2012

$26,000.00

$   600.00

FYE 08/31/2011

$26,000.00

$   600.00

 (h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of August 31, 2013, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The Saratoga Advantage Trust

By (Signature and Title)

*

/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date

11/11/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/ Jonathan W. Ventimiglia

Jonathan W. Ventimiglia, Vice President, Assistant Secretary, Treasurer and Chief Financial Officer

Date

11/11/13

By (Signature and Title)

*

/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date

11/11/13

* Print the name and title of each signing officer under his or her signature.